                                                                     Exhibit 4.1

                                                                  --------------
                                                                  Execution Copy
                                                                  --------------





================================================================================




                      BANC OF AMERICA FUNDING CORPORATION,
                                  as Depositor,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                  as Servicer,

                             WELLS FARGO BANK, N.A.,
                                   as Trustee

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                                  as Custodian



                         POOLING AND SERVICING AGREEMENT

                               Dated June 29, 2007


                           -------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2007-5





================================================================================

                               TABLE OF CONTENTS
                                                                                                               Page


                                    ARTICLE I

                                   DEFINITIONS

   Section 1.01       Defined Terms..............................................................................10
   Section 1.02       Interest Calculations......................................................................61

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

   Section 2.01       Conveyance of Mortgage Loans...............................................................61
   Section 2.02       Acceptance by the Trustee or Custodian of the Mortgage Loans...............................65
   Section 2.03       Representations and Warranties of the Servicer.............................................68
   Section 2.04       Representations and Warranties of the Depositor as to the Mortgage Loans...................69
   Section 2.05       Designation of Interests in the REMICs.....................................................70
   Section 2.06       Designation of Start-up Day................................................................71
   Section 2.07       REMIC Certificate Maturity Date............................................................71
   Section 2.08       Execution and Delivery of Certificates.....................................................71
   Section 2.09       Establishment of the Trust.................................................................71
   Section 2.10       Purpose and Powers of the Trust............................................................71

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

   Section 3.01       Servicer to Service Mortgage Loans.........................................................72
   Section 3.02       Subservicing; Enforcement of the Obligations of Servicer...................................73
   Section 3.03       Fidelity Bond; Errors and Omissions Insurance..............................................74
   Section 3.04       Access to Certain Documentation............................................................75
   Section 3.05       Maintenance of Primary Mortgage Insurance Policy; Claims; Collections of BPP Mortgage
                      Loan Payments..............................................................................75
   Section 3.06       Rights of the Depositor and the Trustee in Respect of the Servicer.........................76
   Section 3.07       Trustee to Act as Servicer.................................................................76
   Section 3.08       Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate
                      Account; Reserve Fund; Posted Collateral Account and Yield Maintenance Agreement...........77
   Section 3.09       Collection of Taxes, Assessments and Similar Items; Escrow Accounts........................81
   Section 3.10       Access to Certain Documentation and Information Regarding the Mortgage Loans...............83

                                      -i-


   Section 3.11       Permitted Withdrawals from the Servicer Custodial Account and Certificate Account..........83
   Section 3.12       Maintenance of Hazard Insurance............................................................84
   Section 3.13       [Reserved].................................................................................85
   Section 3.14       Enforcement of Due-On-Sale Clauses; Assumption Agreements..................................85
   Section 3.15       Realization Upon Defaulted Mortgage Loans; REO Property....................................86
   Section 3.16       Trustee to Cooperate; Release of Mortgage Files............................................88
   Section 3.17       Documents, Records and Funds in Possession of the Servicer to Be Held for the Trustee......89
   Section 3.18       Servicing Fee..............................................................................90
   Section 3.19       Advances...................................................................................90
   Section 3.20       Annual Statement as to Compliance..........................................................91
   Section 3.21       Assessments of Servicing Compliance; Registered Public Accounting Firm Attestation
                      Reports....................................................................................91
   Section 3.22       Reports to the Securities and Exchange Commission..........................................93
   Section 3.23       Modifications, Waivers, Amendments and Consents............................................99

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

   Section 4.01       Servicer's Certificate....................................................................100

                                    ARTICLE V

                        PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;REMIC ADMINISTRATION

   Section 5.01       Distributions.............................................................................100
   Section 5.02       Priorities of Distributions on the Certificates...........................................101
   Section 5.03       [Reserved]................................................................................116
   Section 5.04       Allocation of Losses......................................................................116
   Section 5.05       Statements to Certificateholders..........................................................123
   Section 5.06       REMIC Tax Returns and Reports to Certificateholders.......................................127
   Section 5.07       Tax Matters Person........................................................................128
   Section 5.08       Rights of the Tax Matters Person in Respect of the Trustee................................129
   Section 5.09       REMIC and Grantor Trust Related Covenants.................................................129
   Section 5.10       Determination of One-Month LIBOR..........................................................130
   Section 5.11       Servicer and Trustee Indemnification......................................................131
   Section 5.12       Grantor Trust Administration..............................................................131

                                   ARTICLE VI

                                THE CERTIFICATES

   Section 6.01       The Certificates..........................................................................133
   Section 6.02       Registration of Transfer and Exchange of Certificates.....................................134

                                      -ii-


   Section 6.03       Mutilated, Destroyed, Lost or Stolen Certificates.........................................138
   Section 6.04       Persons Deemed Owners.....................................................................138
   Section 6.05       Transfer of Exchangeable REMIC Certificates and Exchangeable Certificates.................138
   Section 6.06       Exchanges of Exchangeable REMIC Certificates and Exchangeable Certificates................139

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

   Section 7.01       Respective Liabilities of the Depositor and the Servicer..................................140
   Section 7.02       Merger or Consolidation of the Depositor or the Servicer..................................140
   Section 7.03       Limitation on Liability of the Depositor, the Servicer and Others.........................141
   Section 7.04       Depositor and Servicer Not to Resign......................................................141
   Section 7.05       Assignment or Delegation of Duties by the Servicer........................................142

                                  ARTICLE VIII

                                     DEFAULT

   Section 8.01       Events of Default.........................................................................142
   Section 8.02       Remedies of Trustee.......................................................................144
   Section 8.03       Directions by Certificateholders and Duties of Trustee During Event of Default............144
   Section 8.04       Action upon Certain Failures of the Servicer and upon Event of Default....................144
   Section 8.05       Trustee to Act; Appointment of Successor..................................................144
   Section 8.06       Notification to Certificateholders........................................................146

                                   ARTICLE IX

                                   THE TRUSTEE

   Section 9.01       Duties of Trustee.........................................................................146
   Section 9.02       Certain Matters Affecting the Trustee.....................................................149
   Section 9.03       Trustee Not Liable for Certificates or Mortgage Loans.....................................150
   Section 9.04       Trustee May Own Certificates..............................................................151
   Section 9.05       Eligibility Requirements for Trustee......................................................151
   Section 9.06       Resignation and Removal of Trustee........................................................152
   Section 9.07       Successor Trustee.........................................................................152
   Section 9.08       Merger or Consolidation of Trustee........................................................153
   Section 9.09       Appointment of Co-Trustee or Separate Trustee.............................................153
   Section 9.10       Authenticating Agents.....................................................................154
   Section 9.11       Trustee's Fees and Expenses...............................................................155
   Section 9.12       Appointment of Custodian..................................................................155
   Section 9.13       Paying Agents.............................................................................157
   Section 9.14       Limitation of Liability...................................................................158

                                     -iii-



   Section 9.15       Trustee May Enforce Claims Without Possession of Certificates.............................158
   Section 9.16       Suits for Enforcement.....................................................................158
   Section 9.17       Waiver of Bond Requirement................................................................158
   Section 9.18       Waiver of Inventory, Accounting and Appraisal Requirement.................................158

                                    ARTICLE X

                                   TERMINATION

   Section 10.01      Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans...........158
   Section 10.02      Additional Termination Requirements.......................................................160

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

   Section 11.01      Amendment.................................................................................161
   Section 11.02      Recordation of Agreement; Counterparts....................................................163
   Section 11.03      Limitation on Rights of Certificateholders................................................163
   Section 11.04      Governing Law.............................................................................164
   Section 11.05      Notices...................................................................................164
   Section 11.06      Severability of Provisions................................................................165
   Section 11.07      Certificates Nonassessable and Fully Paid.................................................165
   Section 11.08      Access to List of Certificateholders......................................................165
   Section 11.09      Recharacterization........................................................................166
   Section 11.10      Regulation AB Compliance; Intent of the Parties; Reasonableness...........................166
   Section 11.11      Third Party Beneficiary...................................................................167





                                      -iv-

                                    EXHIBITS

Exhibit A-1AR                         Form of Face of Class 1-A-R Certificate
Exhibit A-1A1                         Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2                         Form of Face of Class 1-A-2 Certificate
Exhibit A-2A1                         Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2                         Form of Face of Class 2-A-2 Certificate
Exhibit A-2A3                         Form of Face of Class 2-A-3 Certificate
Exhibit A-2A4                         Form of Face of Class 2-A-4 Certificate
Exhibit A-3A1                         Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2                         Form of Face of Class 3-A-2 Certificate
Exhibit A-4A1                         Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2                         Form of Face of Class 4-A-2 Certificate
Exhibit A-4A3                         Form of Face of Class 4-A-3 Certificate
Exhibit A-4A4                         Form of Face of Class 4-A-4 Certificate
Exhibit A-4A5                         Form of Face of Class 4-A-5 Certificate
Exhibit A-5A1                         Form of Face of Class 5-A-1 Certificate
Exhibit A-5A2                         Form of Face of Class 5-A-2 Certificate
Exhibit A-6A1                         Form of Face of Class 6-A-1 Certificate
Exhibit A-6A2                         Form of Face of Class 6-A-2 Certificate
Exhibit A-7A1                         Form of Face of Class 7-A-1 Certificate
Exhibit A-7A2                         Form of Face of Class 7-A-2 Certificate
Exhibit A-7A3                         Form of Face of Class 7-A-3 Certificate
Exhibit A-7A4                         Form of Face of Class 7-A-4 Certificate
Exhibit A-7A5                         Form of Face of Class 7-A-5 Certificate
Exhibit A-IO                          Form of Face of Class A-IO Certificate
Exhibit A-PO                          Form of Face of Class A-PO Certificate
Exhibit A-CA1                         Form of Face of Class C-A-1 Certificate
Exhibit A-CA2                         Form of Face of Class C-A-2 Certificate
Exhibit A-CA3                         Form of Face of Class C-A-3 Certificate
Exhibit A-CA4                         Form of Face of Class C-A-4 Certificate
Exhibit A-CA5                         Form of Face of Class C-A-5 Certificate
Exhibit A-CA6                         Form of Face of Class C-A-6 Certificate
Exhibit A-CA7                         Form of Face of Class C-A-7 Certificate
Exhibit A-CA8                         Form of Face of Class C-A-8 Certificate
Exhibit A-CA9                         Form of Face of Class C-A-9 Certificate
Exhibit A-CA10                        Form of Face of Class C-A-10 Certificate
Exhibit A-CA11                        Form of Face of Class C-A-11 Certificate
Exhibit A-CA12                        Form of Face of Class C-A-12 Certificate
Exhibit A-CA13                        Form of Face of Class C-A-13 Certificate
Exhibit A-CA14                        Form of Face of Class C-A-14 Certificate
Exhibit A-CA15                        Form of Face of Class C-A-15 Certificate
Exhibit B-XB1                         Form of Face of Class X-B-1 Certificate
Exhibit B-XB2                         Form of Face of Class X-B-2 Certificate
Exhibit B-XB3                         Form of Face of Class X-B-3 Certificate
Exhibit B-XB4                         Form of Face of Class X-B-4 Certificate


Exhibit B-XB5                         Form of Face of Class X-B-5 Certificate
Exhibit B-XB6                         Form of Face of Class X-B-6 Certificate
Exhibit B-7B1                         Form of Face of Class 7-B-1 Certificate
Exhibit B-7B2                         Form of Face of Class 7-B-2 Certificate
Exhibit B-7B3                         Form of Face of Class 7-B-3 Certificate
Exhibit B-7B4                         Form of Face of Class 7-B-4 Certificate
Exhibit B-7B5                         Form of Face of Class 7-B-5 Certificate
Exhibit B-7B6                         Form of Face of Class 7-B-6 Certificate
Exhibit C                             Form of Reverse of all Certificates
Exhibit D-1                           Loan Group 1 Mortgage Loan Schedule
Exhibit D-2                           Loan Group 2 Mortgage Loan Schedule
Exhibit D-3                           Loan Group 3 Mortgage Loan Schedule
Exhibit D-4                           Loan Group 4 Mortgage Loan Schedule
Exhibit D-5                           Loan Group 5 Mortgage Loan Schedule
Exhibit D-6                           Loan Group 6 Mortgage Loan Schedule
Exhibit D-7                           Loan Group 7 Mortgage Loan Schedule
Exhibit E                             Request for Release of Documents
Exhibit F                             Form of Certification of Establishment of Account
Exhibit G-1                           Form of Transferor's Certificate
Exhibit G-2A                          Form 1 of Transferee's Certificate
Exhibit G-2B                          Form 2 of Transferee's Certificate
Exhibit H                             Form of Transferee Representation Letter for ERISA
                                      Restricted Certificates
Exhibit I                             Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J                             Contents of Servicing File
Exhibit K                             [RESERVED]
Exhibit L                             List of Recordation States
Exhibit M                             Form of Initial Certification
Exhibit N                             Form of Final Certification
Exhibit O                             Form of Sarbanes-Oxley Certification
Exhibit P                             Relevant Servicing Criteria
Exhibit Q                             Additional Form 10-D Disclosure
Exhibit R                             Additional Form 10-K Disclosure
Exhibit S                             Form 8-K Disclosure Information
Exhibit T                             Form of Back-up Certification
Exhibit U                             Form of Additional Disclosure Notification
Exhibit V-1                           Interest Rate Cap Agreement 1
Exhibit V-2                           Interest Rate Cap Agreement 2
Exhibit W                             Form of Transferor Certificate Regarding Transfer of Residual Certificate
Exhibit X                             Available Combinations
Exhibit Y                             Form of Request for Exchange of Exchangeable REMIC Certificates or
                                      Exchangeable Certificates


                        POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT, dated June 29, 2007, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, NATIONAL ASSOCIATION, as servicer (the "Servicer"), WELLS FARGO BANK, N.A., as trustee (together with its permitted successors and assigns, the "Trustee") and U.S. BANK NATIONAL ASSOCIATION, as custodian (the "Custodian").

                          W I T N E S S E T H T H A T:
                           - - - - - - - - - - - - - -

     In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Custodian and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     The Depositor intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Estate created hereunder. The Certificates will consist of fifty-two Classes of Certificates, designated as the Class 1-A-R, Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class
4-A-1,  Class 4-A-2,  Class 4-A-3,  Class 4-A-4, Class 4-A-5, Class 5-A-1, Class
5-A-2,  Class 6-A-1,  Class 6-A-2,  Class 7-A-1, Class 7-A-2, Class 7-A-3, Class
7-A-4,  Class 7-A-5,  Class A-IO,  Class A-PO, Class C-A-1,  Class C-A-2,  Class
C-A-3, Class C-A-4, Class C-A-5, Class C-A-6, Class C-A-7, Class C-A-8, Class C-A-9, Class C-A-10, Class C-A-11, Class C-A-12, Class C-A-13, Class C-A-14, Class C-A-15, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-1, Class 7-B-2, Class 7-B-3, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates. The descriptions of the Lower-Tier REMIC, the Middle-Tier REMIC and the Upper-Tier REMIC that follow are part of the Preliminary Statement. Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved pursuant to the terms of Section 11.01 hereof in a manner that preserves the validity of such REMIC elections described below.

                                Lower-Tier REMIC

     As  provided  herein,  the  Trustee  will  make an  election  to treat  the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as the "Lower-Tier REMIC." The Class LR Interest will represent the sole class of "residual interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Lower-Tier REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Lower-Tier Regular Interests. None of the Uncertificated Lower-Tier Interests will be certificated.

------------------------------ ------------------------------------- ------------------------------------------- -------------------

                                 Initial                           Uncertificated                       Latest Possible
Designation(1)             Uncertificated Balance         Lower-Tier REMIC Pass-Through Rate          Maturity Date(1)
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 1-L                       $25,425,402.99                          5.50%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 1-LS                           $1,914.22                          5.50%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 1-LPO                         $92,857.55                           (3)                              July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 2-L                      $113,972,371.73                          6.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 2-LS                           $8,548.92                          6.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 3-L                       $85,281,881.62                          6.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 3-LS                           $6,397.28                          6.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 4-L                      $233,913,425.94                          7.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 4-LS                          $17,544.97                          7.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 4-LIO                      $4,510,590.08(2)                       7.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 5-L                       $15,053,995.29                          5.25%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 5-LS                           $1,131.13                          5.25%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 5-LPO                         $19,899.19                           (3)                              July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 6-L                       $17,566,465.83                          6.50%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 6-LS                           $1,317.78                          6.50%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 6-IO                         $142,542.60(2)                       7.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 7-L                       $53,936,184.55                          6.50%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 7-LPO                        $724,386.11                           (3)                              July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------
Class 7-LIO                      $2,900,794.19(2)                       7.00%                             July 25, 2047
------------------------------------------------------------ ------------------------------------------- ---------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Lower-Tier Regular Interest.

(2)  Calculated in accordance with the definition of "Notional Amount" herein.

(3) The Class 1-LPO, Class 5-LPO Interest and Class 7-LPO Interest will not bear interest.

                                Middle-Tier REMIC

     As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Uncertificated Lower-Tier Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Middle-Tier REMIC." The Class MR Interest will represent the sole class of "residual interests" in the Middle-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Uncertificated Middle-Tier REMIC Pass-Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the Uncertificated Middle-Tier Regular Interests. None of the Uncertificated Middle-Tier Interests will be certificated.

-------------------------------- -------------------------------------- ------------------------------------------- ----------------
  Designations(1)             Initial Uncertificated                    Uncertificated
                                   Balance                             Middle-Tier REMIC
                                                                        Pass-Through Rate           Latest Possible Maturity Date(1)
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-1AR                          $100.00                             5.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-1A1                   $23,513,000.00                             5.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-1PO                       $92,857.55                               (4)                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-2A1                   $91,677,000.00                             6.00%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-2A2                   $13,755,000.00                             6.00%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-3A1                   $54,345,000.00                             6.00%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-3A2                   $24,546,000.00                             6.00%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-4A1                   200,157,000.00                             7.00%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-4A2                   $16,229,000.00                             7.00%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-4IO                    $4,510,590.08(2)                            (3)                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-5A1                   $13,924,000.00                             5.25%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-5PO                       $19,899.19                               (4)                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-6A1                   $16,250,000.00                             6.50%                             July 25, 2047
------------------------------- ----------------------------- ------------------------------------------- --------------------------
Class MRI-6IO                      $142,542.60(2)                            (3)                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7A1                   $46,475,000.00                             6.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7IO                    $2,900,794.19                               (3)                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7PO                      $724,386.11(2)                            (4)                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-XB1                   $15,971,000.00                        Variable(2)                            July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-XB2                    $6,879,000.00                        Variable(2)                            July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-XB3                    $5,159,000.00                        Variable(2)                            July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-XB4                    $3,440,000.00                        Variable(2)                            July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-XB5                    $2,948,000.00                        Variable(2)                            July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-XB6                    $2,457,297.69                        Variable(2)                            July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7B1                    $4,454,000.00                             6.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7B2                      $930,000.00                             6.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7B3                      $601,000.00                             6.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7B4                      $628,000.00                             6.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7B5                      $492,000.00                             6.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------
Class MRI-7B6                      $356,184.55                             6.50%                             July 25, 2047
-------------------------------------------------------------- ------------------------------------------- -------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Uncertificated Middle-Tier Regular Interest.

(2)  Calculated in accordance with the definition of "Notional Amount" herein.

(3) The Class MRI-4-IO Interest will be entitled to 100% of the amounts distributed on the Uncertificated Lower-Tier Class 4-LIO Interest, the Class MRI-6-IO Interest will be entitled to 100% of the amounts distributed on the Uncertificated Lower-Tier Class 6-LIO Interest and the Class MRI-7-IO Interest will be entitled to 100% of the amounts distributed on the Uncertificated Lower-Tier Class 7-LIO Interest.

(4) The Class MRI-1-PO Interest, the Class MRI-5-PO Interest and the Class MRI-7-PO Interest will not bear interest.

(5) Calculated in accordance with the definition of "Uncertificated Middle-Tier REMIC Pass-Through Rate" herein.

     The foregoing Lower-Tier REMIC and Middle-Tier REMIC structure is intended to cause all the cash from the Mortgage Loans to flow through the Upper-Tier REMIC as cash flow on a Upper-Tier Regular Interest, without creating any shortfall, actual or potential (other than for losses), to any Upper-Tier Regular Interest. To the extent that the structure is believed to diverge from such intention, the party identifying such ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or drafting error in accordance with Section 11.01 hereto.

                                Upper-Tier REMIC

     As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Uncertificated Middle-Tier Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as the "Upper-Tier REMIC." The Class UR Interest will represent the sole class of "residual interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The following table irrevocably sets forth (or describes) the designation, the Interest Rate, and Initial Uncertificated Balance or Notional Amount for each Upper-Tier Regular Interest comprising the "regular interests" in the Upper-Tier REMIC for purposes of the REMIC Provisions and solely for purposes of Satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each class of Upper-Tier Regular Interests.

-------------------------------- -------------------------------------- ------------------------------------------- ----------------
Designation(1)             Initial Uncertificated Balance or             Interest Rate                          Latest Possible
                                 Notional Amount                                                              Maturity Date(1)
------------------------------------------------------------- ------------------------------------ ---------------------------------
1-A-R                                 $100.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
1-A-1                          $21,749,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
1-A-2                           $1,764,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
2-A-1                          $50,000,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
2-A-2                           $4,055,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
2-A-3                          $12,871,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
2-A-4                          $13,755,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
3-A-1                          $19,801,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
3-A-2                          $24,546,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
4-A-1                          200,157,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
4-A-2                          200,157,000.00(3)                          (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
4-A-3                          200,157,000.00(3)                          (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
4-A-4                          $16,229,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-1-1                        $10,543,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-1-2                         $7,889,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-2-1                           $856,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-2-2                           $640,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-3-1                         $1,044,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-3-2                         $5,028,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-4-1                         $7,881,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-4-2                        $14,145,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-5-1                           $699,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-5-2                         $1,166,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-6-1                           $696,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-6-2                         $1,242,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-7-1                            $41,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-7-2                            $72,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-8-1                        $13,755,000.00(3)                          (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------


                                       5

-------------------------------- -------------------------------------- ------------------------------------------- ----------------
Designation(1)             Initial Uncertificated Balance or             Interest Rate                          Latest Possible
                                 Notional Amount                                                              Maturity Date(1)
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-8-2                        $24,546,000.00(3)                          (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-9-1                           $546,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-9-2                         $2,445,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
C-A-9-3                         $4,362,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
5-A-1                          $12,879,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
5-A-2                           $1,045,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
6-A-1                          $15,031,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
6-A-2                           $1,219,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-A-1                          $37,718,200.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-A-2                           $5,802,800.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-A-3                           $2,954,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
X-B-1                          $15,971,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
X-B-2                           $6,879,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
X-B-3                           $5,159,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
X-B-4                           $3,440,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
X-B-5                           $2,948,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
X-B-6                           $2,457,297.69                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-B-1                           $4,454,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-B-2                             $930,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-B-3                             $601,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-B-4                             $628,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-B-5                             $492,000.00                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-B-6                             $356,184.55                             (2)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
4-A-IO                          $4,510,590.08(3)                          (4)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
6-A-IO                            $142,543.15(3)                          (4)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-A-IO                          $2,900,794.19(3)                          (4)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
1-A-PO                             $92,857.55                             (5)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
5-A-PO                             $19,899.19                             (5)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------
7-A-PO                            $724,386.11                             (5)                                    July 25, 2047
------------------------------------------------------------- ------------------------------------ ---------------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Upper-Tier Regular Interest.

(2) Interest will accrue on these Upper-Tier Regular Interests at a rate equal to the Pass-Through Rate of the Corresponding Class of Certificates or Components.

(3)  Calculated in accordance with the definition of "Notional Amount" herein.

(4) The Class 4-A-IO Interest will be entitled to 100% of the amounts distributed on the Uncertificated Middle-Tier Class MRI-4-IO Interest, the Class 6-A-IO Interest will be entitled to 100% of the amounts distributed on the Uncertificated Middle-Tier Class MRI-6-IO Interest and the Class MRI-7-IO Interest will be entitled to 100% of the amounts distributed on the Uncertificated Middle-Tier Class MRI-7-IO Interest

(5) The Class 1-A-PO Interest, Class 5-A-PO Interest and Class 7-A-PO Interest will not bear interest.

                             SUMMARY OF CERTIFICATES

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

Classes                         Initial Class Certificate Balance,                                                      Integral
                                 Initial Notional Amount, Maximum                                                       Multiples in
                               Initial Class Certificate Balance or                               Minimum                Excess of
                                  Maximum Initial Notional Amount          Pass-Through Rate     Denomination             Minimum
Class 1-A-R                                               $100             5.5000%                        $100              N/A
Class 1-A-1                                        $21,749,000             5.5000%                       $1,000              $1
Class 1-A-2                                         $1,764,000             5.5000%                       $1,000              $1
Class 2-A-1                                        $50,000,000             6.0000%                       $1,000              $1
Class 2-A-2                                         $4,055,000             6.0000%                       $1,000              $1
Class 2-A-3                                        $12,871,000             6.0000%                       $1,000              $1
Class 2-A-4                                        $13,755,000               (1)                         $1,000              $1
Class 3-A-1                                        $19,801,000             6.0000%                       $1,000              $1
Class 3-A-2                                        $24,546,000               (1)                         $1,000              $1
Class 4-A-1                                       $200,157,000               (2)                         $1,000              $1
Class 4-A-2                                       $200,157,000               (3)                     $1,000,000              $1
Class 4-A-3                                       $200,157,000               (4)                     $1,000,000              $1
Class 4-A-4                                        $16,229,000             7.0000%                       $1,000              $1
Class 4-A-5                                       $200,157,000               (5)                         $1,000              $1
Class 5-A-1                                        $12,879,000             5.2500%                       $1,000              $1
Class 5-A-2                                         $1,045,000             5.2500%                       $1,000              $1
Class 6-A-1                                        $15,031,000             6.5000%                       $1,000              $1
Class 6-A-2                                         $1,219,000             6.5000%                       $1,000              $1
Class 7-A-1                                        $37,718,200               (6)                         $1,000              $1
Class 7-A-2                                         $5,802,800               (7)                         $1,000              $1
Class 7-A-3                                         $2,954,000             6.5000%                       $1,000              $1
Class 7-A-4                                        $43,521,000             6.5000%                       $1,000              $1
Class 7-A-5                                        $46,475,000             6.5000%                       $1,000              $1
Class A-IO                                          $7,553,927               (8)                     $1,000,000              $1
Class A-PO                                            $837,142               (9)                        $25,000              $1
Class C-A-1                                        $18,432,000              (10)                         $1,000              $1
Class C-A-2                                         $1,496,000              (10)                         $1,000              $1
Class C-A-3                                         $6,072,000              (10)                         $1,000              $1
Class C-A-4                                        $22,026,000              (10)                         $1,000              $1
Class C-A-5                                         $1,865,000              (10)                         $1,000              $1
Class C-A-6                                         $1,938,000              (10)                         $1,000              $1
Class C-A-7                                           $113,000              (10)                         $1,000              $1
Class C-A-8                                        $38,301,000              (10)                     $1,000,000              $1


                                       7

Classes                         Initial Class Certificate Balance,                                                      Integral
                                 Initial Notional Amount, Maximum                                                       Multiples in
                               Initial Class Certificate Balance or                               Minimum                Excess of
                                  Maximum Initial Notional Amount          Pass-Through Rate     Denomination             Minimum
Class C-A-9                                         $7,353,000              (10)                         $1,000              $1
Class C-A-10                                        $8,010,000              (10)                         $1,000              $1
Class C-A-11                                       $23,891,000              (10)                         $1,000              $1
Class C-A-12                                        $8,123,000              (10)                         $1,000              $1
Class C-A-13                                       $12,178,000              (10)                         $1,000              $1
Class C-A-14                                        $9,619,000              (10)                         $1,000              $1
Class C-A-15                                       $13,674,000              (10)                         $1,000              $1
Class X-B-1                                        $15,971,000              (11)                        $25,000              $1
Class X-B-2                                         $6,879,000              (11)                        $25,000              $1
Class X-B-3                                         $5,159,000              (11)                        $25,000              $1
Class X-B-4                                         $3,440,000              (11)                        $25,000              $1
Class X-B-5                                         $2,948,000              (11)                        $25,000              $1
Class X-B-6                                         $2,457,297              (11)                        $25,000              $1
Class 7-B-1                                         $4,454,000             6.5000%                      $25,000              $1
Class 7-B-2                                           $930,000             6.5000%                      $25,000              $1
Class 7-B-3                                           $601,000             6.5000%                      $25,000              $1
Class 7-B-4                                           $628,000             6.5000%                      $25,000              $1
Class 7-B-5                                           $492,000             6.5000%                      $25,000              $1
Class 7-B-6                                           $356,184             6.5000%                      $25,000              $1

                                                                                                                        Integral
                                 Initial Component Balance, Initial                                                     Multiples in
                                Component Notional Amount or Maximum                                  Minimum            Excess of
Component                             Initial Component Balance            Pass-Through Rate        Denomination          Minimum
Class C-A-1-1                                       $10,543,000               6.0000%                    N/A                 N/A
Class C-A-1-2                                        $7,889,000               6.0000%                    N/A                 N/A
Class C-A-2-1                                          $856,000               6.0000%                    N/A                 N/A
Class C-A-2-2                                          $640,000               6.0000%                    N/A                 N/A
Class C-A-3-1                                        $1,044,000               6.0000%                    N/A                 N/A
Class C-A-3-2                                        $5,028,000               6.0000%                    N/A                 N/A
Class C-A-4-1                                        $7,881,000               6.0000%                    N/A                 N/A
Class C-A-4-2                                       $14,145,000               6.0000%                    N/A                 N/A
Class C-A-5-1                                          $699,000               6.0000%                    N/A                 N/A
Class C-A-5-2                                        $1,166,000               6.0000%                    N/A                 N/A
Class C-A-6-1                                          $696,000               6.0000%                    N/A                 N/A
Class C-A-6-2                                        $1,242,000               6.0000%                    N/A                 N/A


                                       8

                                                                                                                        Integral
                                 Initial Component Balance, Initial                                                     Multiples in
                                Component Notional Amount or Maximum                                  Minimum            Excess of
Component                             Initial Component Balance            Pass-Through Rate        Denomination          Minimum
Class C-A-7-1                                           $41,000               6.0000%                    N/A                 N/A
Class C-A-7-2                                           $72,000               6.0000%                    N/A                 N/A
Class C-A-8-1                                       $13,755,000                 (12)                     N/A                 N/A
Class C-A-8-2                                       $24,546,000                 (12)                     N/A                 N/A
Class C-A-9-1                                          $546,000               6.0000%                    N/A                 N/A
Class C-A-9-2                                        $2,445,000               6.0000%                    N/A                 N/A
Class C-A-9-3                                        $4,362,000               6.0000%                    N/A                 N/A
Class 4-A-IO                                         $4,510,590               7.0000%                    N/A                 N/A
Class 6-A-IO                                           $142,543               7.0000%                    N/A                 N/A
Class 7-A-IO                                         $2,900,794               7.0000%                    N/A                 N/A
Class 1-A-PO                                            $92,857                  (13)                    N/A                 N/A
Class 5-A-PO                                            $19,899                  (13)                    N/A                 N/A
Class 7-A-PO                                           $724,386                  (13)                    N/A                 N/A

(1) During the initial Interest Accrual Period, interest will accrue on the Class 2-A-4 and Class 3-A-2 Certificates at the rate of 5.9700% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 2-A-4 and Class 3-A-2 Certificates at a per annum rate equal to (i) 0.6500% plus (ii) One-Month LIBOR, subject to a minimum rate of 0.6500% and a maximum rate of 6.0000%.

(2) During the initial Interest Accrual Period, interest will accrue on the Class 4-A-1 Certificates at the rate of 5.6900% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 4-A-1 Certificates at a per annum rate equal to (i) 0.3700% plus (ii) One-Month LIBOR, subject to a minimum rate of 0.3700% and a maximum rate of 7.0000%.

(3) During the initial Interest Accrual Period, interest will accrue on the Class 4-A-2 Certificates at the rate of 0.0800% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 4-A-2 Certificates at a per annum rate equal to (i) 6.6300% minus (ii) One-Month LIBOR, subject to a minimum rate of 0.0000% and a maximum rate of 0.0800%.

(4) During the initial Interest Accrual Period, interest will accrue on the Class 4-A-3 Certificates at the rate of 1.2300% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 4-A-3 Certificates at a per annum rate equal to (i) 6.550% minus (ii) One-Month LIBOR, subject to a minimum rate of 0.0000% and a maximum rate of 6.5500%.

(5) During the initial Interest Accrual Period, interest will accrue on the Class 4-A-5 Certificates at the rate of 5.7700% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 4-A-5 Certificates at a per annum rate equal to (i) 0.4500% plus (ii) One-Month LIBOR, subject to a minimum rate of 0.4500% and a maximum rate of 7.0000%.

(6) During the initial Interest Accrual Period, interest will accrue on the Class 7-A-1 Certificates at the rate of 5.7200% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 7-A-1 Certificates at a per annum rate equal to (i) 0.4000% plus (ii) One-Month LIBOR, subject to a minimum rate of 0.4000% and a maximum rate of 7.5000%.

(7) During the initial Interest Accrual Period, interest will accrue on the Class 7-A-2 Certificates at the rate of 11.57% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 7-A-2 Certificates at a per annum rate equal to (i) 46.15% minus (ii) the product of (a) One-Month LIBOR and (b) 6.5000, subject to a minimum rate of 0.0000% and a maximum rate of 46.15%.

(8) The Class A-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of three Components: the Class 4-A-IO Component, the Class 6-A-IO Component and the Class 7-A-IO Component. The Components of the Class A-IO Certificates are not severable.

(9) The Class A-PO Certificates are Principal Only Certificates.

(10) These Certificates are Component Certificates are will be deemed for purposes of distributions of interest to consist of the Components specified in the table above. The Components of a Class of Certificates are not severable.

(11) Interest will accrue on the Class X-B Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Crossed Loan Group) of (i) with respect to Loan Group 1, 5.5000%, (ii) with respect to Loan Group 2, 6.0000%, (iii) with respect to Loan Group 3, 6.000%,
(iv) with respect to Loan Group 4, 7.000%, (v) with respect to Loan Group 5, 5.2500% and (vi) with respect to Loan Group 6, 6.5000%.

(12) During the initial Interest Accrual Period, interest will accrue on the Class C-A-8-1 Component and the Class C-A-8-2 Component at the rate of 0.0300% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class C-A-8-1 Component and the Class C-A-8-2 Component at a per annum rate equal to (i) 5.3500% minus (ii) One-Month LIBOR, subject to a minimum rate of 0.0000% and a maximum rate of 5.3500%.

(13) The Class 1-A-PO, Class 5-A-PO and Class 7-A-PO Components are principal only Components and will not be entitled to distributions in respect of interest.

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

     10-K Filing Deadline: As defined in Section 3.22(c).

     1933 Act: The Securities Act of 1933, as amended.

     Accretion Termination Date: For (i) the Class C-A-5-1 Component, the earlier to occur of (1) the Distribution Date following the Distribution Date on which the Component Balance of the Class C-A-4-1 Component has been reduced to zero and (2) the Senior Credit Support Depletion Date for the Crossed Groups and
(ii) the Class C-A-5-2 Component, the earlier to occur of (1) the Distribution Date following the Distribution Date on which the Component Balance of the Class C-A-4-2 Component has been reduced to zero and (2) the Senior Credit Support Depletion Date for the Crossed Groups.

     Accrued Certificate Interest: For any Distribution Date and each Class of interest-bearing Certificates (other than the Component Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance or Notional Amount. For any Distribution Date and the Component Certificates, the sum of the Accrued Component Interest for each Component thereof.

     Accrued Component Interest: For any Distribution Date and each Non-PO Component, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Component Balance or Component Notional Amount.

     Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information which is attached hereto as Exhibit U.

     Additional Form 10-D Disclosure: As defined in Section 3.22(b).

     Additional Form 10-K Disclosure: As defined in Section 3.22(c).

     Additional Servicer: A Subcontractor engaged by the Servicer or the Trustee that is a "servicer" within the meaning of Item 1101 of Regulation AB and meets any of the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB.

     Adjusted Pool Amount: With respect to any Distribution Date and for (A) each Crossed Loan Group, the sum as to each Mortgage Loan contributing to, or in, such Loan Group as of the Cut-off Date of the product of (x) the Applicable Percentage and (y) the Stated Principal Balance of such Mortgage Loan as of the Cut-off Date minus the sum of (i) the product of the Applicable Percentage and all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution
Adjustment Amounts) and distributed on the Holders of the related Certificates on such Distribution Date and all prior Distribution Dates and (ii) the product of the Applicable Percentage and the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on such Mortgage Loan from the Cut off Date through the end of the month preceding such Distribution Date and (B) Loan Group 7, the sum as to each Mortgage Loan in such Loan Group as of the Cut-off Date of the Stated Principal Balance of such Mortgage Loan as of the Cut-off Date minus the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,

Liquidation Proceeds and Substitution Adjustment Amounts) and distributed on the Holders of the related Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on such Mortgage Loan from the Cut off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution Date and for each Loan Group, the difference between the Adjusted Pool Amount for such Loan Group and the Adjusted Pool Amount (PO Portion) for such Loan Group.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and for each Crossed Loan Group, the sum as to each Discount Mortgage Loan, if any, in such Loan Group outstanding as of the Cut-off Date of the product of (x) the PO Percentage for such Discount Mortgage Loan and (y) the Stated Principal Balance of such Discount Mortgage Loan as of the Cut-off Date less the sum of
(i) all amounts in respect of principal received in respect of such Discount Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the related Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Discount Mortgage Loan from the Cut-off Date through the end of the month preceding the month in which such Distribution Date occurs. The Adjusted Pool Amount (PO Portion) for Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 6 will be zero.

     Advance: A Periodic Advance or a Servicing Advance.

     Aggregate Crossed Senior Percentage: With respect to any Distribution Date, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Non-PO Certificates of the Crossed Groups immediately prior to such Distribution Date by (ii) the aggregate Pool Principal Balance (Non-PO Portion) for the Crossed Loan Groups with respect to such Distribution Date.

     Aggregate Crossed Subordinate Percentage: As of any Distribution Date, 100% minus the Aggregate Crossed Senior Percentage for such Distribution Date.

     Aggregate Denomination: As to any Class of Exchangeable REMIC Certificates or Exchangeable Certificates and any date of determination, the aggregate of the Denominations of the Outstanding Certificates of such Class on such date. As to any Component of a Class of Exchangeable REMIC Certificates or Exchangeable Certificates and any date of determination, the product of (i) the aggregate of the Denominations of the Outstanding Certificates of such Class on such date and
(ii) a fraction, the denominator of which is the Initial Component Balance of such Component and the denominator of which is the Initial Class Certificate Balance of the Class of which the Component is a part.

     Agreement:   This  Pooling  and  Servicing   Agreement  together  with  all
amendments hereof and supplements hereto.

     Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the Applicable Percentages of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans contributing to such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans contributing to such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

     Ancillary Income: All prepayment premiums (if any), assumption fees, late payment charges and all other ancillary income and fees with respect to the Mortgage Loans.

     Applicable Percentage: For each Crossed Loan Group Mortgage Loan, the percentages set forth below:

     (a) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates less than or equal to 5.500%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates less than or equal to 5.500% shall be allocated to Loan Group 1.

     The Applicable Percentage for each such Crossed Loan Group Mortgage Loan and Loan Group 1 is 100%.

     (b) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates greater than 5.500% but less than 6.000%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage
Interest Rates greater than 5.500% but less than 6.000% shall be allocated between Loan Group 1 and Loan Group 2 or between Loan Group 1 and Loan Group 3, in each case based upon the Applicable Percentage.

     The Applicable Percentage for the principal portion of each such Crossed Loan Group Mortgage Loan with original terms to maturity of approximately 20 to 30 years contributing to Loan Group 1 is equal to (i) 6.000% minus the related Net Mortgage Interest Rate of such Crossed Loan Group Mortgage Loan divided by
(ii) 0.500% and the Applicable Percentage for the portion of each such Crossed Loan Group Mortgage Loan contributing to Loan Group 2 or Loan Group 3 is equal to (a) 100% less (b) (x) 6.000% minus the related Net Mortgage Interest Rate for such Crossed Loan Group Mortgage Loan divided by (y) 0.500%.

     (c) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates equal to 6.000%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates equal to 6.000% shall be allocated to Loan Group 2 or Loan Group 3.

     The Applicable Percentage for each such Crossed Loan Group Mortgage Loan and Loan Group 2 and Loan Group 3 is 100%. (d) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates greater than 6.000% but less than 7.000%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage
Interest Rates greater than 6.000% but less than 7.000% shall be allocated between Loan Group 2 and Loan Group 4 or between Loan Group 3 and Loan Group 4, in each case based upon the Applicable Percentage.

     The Applicable Percentage for the principal portion of each such Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years contributing to Loan Group 2 or Loan Group 3 is equal to (i) 7.000% minus the related Net Mortgage Interest Rate of such Crossed Loan Group Mortgage Loan divided by (ii) 1.000%, and the Applicable Percentage for the portion of each such Crossed Loan Group Mortgage Loan contributing to Loan Group 4 is equal to (a) 100% less (b) (x) 7.000% minus the related Net Mortgage Interest Rate for such Crossed Loan Group Mortgage Loan divided by (y) 1.000%.

     (e) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates greater than or equal to 7.000%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 20 to 30 years with Net Mortgage Interest Rates greater than or equal to 7.000% shall be allocated to Loan Group 4.

     The Applicable Percentage for each such Crossed Loan Group Mortgage Loan and Loan Group 4 is 100%.

     (f) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 10 to 15 years with Net Mortgage Interest Rates less than or equal to 5.250%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 10 to 15 years with Net Mortgage Interest Rates less than or equal to 5.250% shall be allocated to Loan Group 5.

     The Applicable Percentage for each such Crossed Loan Group Mortgage Loan and Loan Group 5 is 100%.

     (g) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 10 to 15 years with Net Mortgage Interest Rates greater than 5.250% but less than 6.500%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 10 to 15 years with Net Mortgage
Interest Rates greater than 5.250% but less than 6.500% shall be allocated between Loan Group 5 and Loan Group 6, based upon the Applicable Percentage.

     The Applicable Percentage for the principal portion of each such Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 10 to 15 years contributing to Loan Group 5 is equal to (i) 6.500% minus the related Net Mortgage Interest Rate of such Crossed Loan Group Mortgage Loan divided by
(ii) 1.250%, and the Applicable Percentage for the portion of each such Crossed Loan Group Mortgage Loan contributing to Loan Group 6 is equal to (a) 100% less
(b) (x) 6.500% minus the related Net Mortgage Interest Rate for such Crossed Loan Group Mortgage Loan divided by (y) 1.250%.

     (h) Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 10 to 15 years with Net Mortgage Interest Rates greater than or equal to 6.500%:

     Principal payments due on the Crossed Loan Group Mortgage Loans with original terms to maturity of approximately 10 to 15 years with Net Mortgage Interest Rates greater than or equal to 6.500% shall be allocated to Loan Group 6.

     The Applicable Percentage for each such Crossed Loan Group Mortgage Loan and Loan Group 6 is 100%.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan or, in certain cases, an automated valuation model (if applicable) or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model (if applicable) or tax assessed value, or
(ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Assessment of Compliance: As defined in Section 3.21(a).

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Attestation Report: As defined in Section 3.21(b).

     Authenticating Agents: As defined in Section 9.10.

     Back-up Certification: As defined in Section 3.22(e).

     BAFC: Banc of America Funding Corporation.

     BANA:  Bank  of  America,   National   Association,   a  national   banking
association, or its successor in interest.

     BBA: As defined in Section 5.10.

     Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

     BPP Mortgage Loan: Any Mortgage Loan which includes a Borrowers Protection Plan(R) addendum to the related Mortgage Note whereby BANA agrees to cancel (i) certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection Plan(R) has not been terminated in accordance with its terms.

     BPP Mortgage Loan Payment: With respect to any BPP Mortgage Loan, the Monthly Covered Amount or Total Covered Amount, if any, payable by BANA pursuant to Section 6(b) of the Mortgage Loan Purchase Agreement.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Minnesota, states in which the servicing offices of the Servicer are located, or the state or states in which the Corporate Trust Office of the Trustee is located are required or authorized by law or executive order to be closed.

     Calculation Balance: With respect to each Class of Exchangeable REMIC Certificates or Component of such Class and as of any date of determination, an amount equal the then-current Class Certificate Balance of such Exchangeable REMIC Certificates or Component Balance of such Component of a Class of Exchangeable REMIC Certificates if such Class Certificate Balance or Component Balance had been calculated under the condition that no Exchangeable REMIC Certificates of such Class are ever exchanged for Exchangeable Certificates.

     Calculated Principal Distribution: As defined in Section 5.04(b)(iii).

     Cap Provider: The Bank of New York.

     Certificate: Any of the Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-5 that are issued pursuant to this Agreement.

     Certificate Account: The Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee, for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-5." The Certificate Account shall be deemed to consist of eleven sub-accounts; one for each of the Loan Groups (the "Loan Group 1 Sub-Account," the "Loan Group 2 Sub-Account," the "Loan Group 3 Sub-Account," the "Loan Group 4 Sub-Account," the "Loan Group 5 Sub-Account," the "Loan Group 6 Sub-Account" and the "Loan Group 7 Sub-Account"), and one for each of the Exchangeable Certificates Grantor Trust Account, the Lower-Tier Certificate Sub-Account, the Middle-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account. Funds in the Certificate Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

     Certificate Custodian: Initially Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Servicer unless one of its Responsible Officers has actual knowledge thereof.

     Certification Parties: As defined in Section 3.22(e).

     Certifying Person: As defined in Section 3.22(e).

     Class: As to the Certificates, the Class 1-A-R, Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2,
Class 4-A-1,  Class 4-A-2,  Class 4-A-3,  Class 4-A-4, Class 4-A-5, Class 5-A-1,
Class 5-A-2,  Class 6-A-1,  Class 6-A-2,  Class 7-A-1, Class 7-A-2, Class 7-A-3,
Class 7-A-4,  Class 7-A-5,  Class A-IO,  Class A-PO,  Class C-A-1,  Class C-A-2,
Class C-A-3, Class C-A-4, Class C-A-5, Class C-A-6, Class C-A-7, Class C-A-8, Class C-A-9, Class C-A-10, Class C-A-11, Class C-A-12, Class C-A-13, Class C-A-14, Class C-A-15, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-1, Class 7-B-2, Class 7-B-3, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates, as the case may be.

     Class 1-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Class Certificate Balance of the Class 1-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 1-A-2 Loss Allocation Amount and (b) the Class 1-A-1 Loss Amount with respect to such Distribution Date.

     Class 1-A-R Certificate: The Class 1-A-R Certificate, which represents the ownership of the Class UR Interest, the Class MR Interest and the Class LR Interest.

     Class 2-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class 2-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 2-A-2 Loss Allocation Amount and (b) the Class 2-A-1 Loss Amount with respect to such Distribution Date.

     Class 2-A-3 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 2-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 2-A-4 Grantor  Trust:  The grantor trust created  pursuant to Section
5.12 consisting of any interests in the Class 2-A-4 Reserve Fund and Class 2-A-4 Interest Rate Cap Agreement beneficially owned by the Class 2-A-4 Certificates and rights and obligations with respect thereto. The Class 2-A-4 Grantor Trust shall not be an asset of any REMIC.

     Class 2-A-4 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 2-A-4 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 2-A-4 Interest Rate Cap Agreement: The Interest Rate Cap Agreement between the Trustee and The Bank of New York, as Cap Provider, which will be for the benefit of the Class 2-A-4 Certificates, substantially in the form attached hereto as Exhibit V-1. The Class 2-A-4 Interest Rate Cap Agreement shall not be an asset of any REMIC formed under this Agreement.

     Class 2-A-4 Reserve Fund: The Eligible Account created and maintained by the Trustee pursuant to Section 3.09(j) in the name of the Trustee, for the benefit of the Holders of the Class 2-A-4 Certificates and designated "Class 2-A-4 Reserve Fund, Wells Fargo Bank, N.A., as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through

Certificates, Series 2007-5." Amounts on deposit in the Class 2-A-4 Reserve Fund shall not be invested. The Class 2-A-4 Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

     Class 3-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 3-A-2 Grantor  Trust:  The grantor trust created  pursuant to Section
5.12 consisting of any interests in the Class 3-A-2 Reserve Fund and Class 3-A-2 Interest Rate Cap Agreement beneficially owned by the Class 3-A-2 Certificates and rights and obligations with respect thereto. The Class 3-A-2 Grantor Trust shall not be an asset of any REMIC.

     Class 3-A-2 Interest Rate Cap Agreement: The Interest Rate Cap Agreement between the Trustee and The Bank of New York, as Cap Provider, which will be for the benefit of the Class 3-A-2 Certificates, substantially in the form attached hereto as Exhibit V-2. The Class 3-A-2 Interest Rate Cap Agreement shall not be an asset of any REMIC formed under this Agreement.

     Class 3-A-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 3-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 3-A-2 Reserve Fund: The Eligible Account created and maintained by the Trustee pursuant to Section 3.09(j) in the name of the Trustee, for the benefit of the Holders of the Class 3-A-2 Certificates and designated "Class 3-A-2 Reserve Fund, Wells Fargo Bank, N.A., as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-5." Amounts on deposit in the Class 3-A-2 Reserve Fund shall not be invested. The Class 3-A-2 Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

     Class 4-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Calculation Balance of the Class 4-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 4-A-2 Notional Amount: With respect to each Distribution Date and the
Class  4-A-2   Certificates,   the  Calculation   Balance  of  the  Class  4-A-1
Certificates.

     Class 4-A-3 Notional Amount: With respect to each Distribution Date and the
Class  4-A-3   Certificates,   the  Calculation   Balance  of  the  Class  4-A-1
Certificates.

     Class 4-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Class Certificate Balance of the Class 4-A-4 Certificates with respect to such Distribution Date prior to any reduction for the Class 4-A-4 Loss Allocation Amount and (b) the Class 4-A-1 Loss Amount with respect to such Distribution Date.

     Class 4-A-IO Notional Amount: With respect to each Distribution Date and the Class 4-A-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 7.000% and (b) the denominator of which is equal to 7.000%.

     Class 5-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 5-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 5-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Class Certificate Balance of the Class 5-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 5-A-2 Loss Allocation Amount and (b) the Class 5-A-1 Loss Amount with respect to such Distribution Date.

     Class 6-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Class Certificate Balance of the Class 6-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section
5.04(b)(i)  to  such  Class,   without   regard  to  the  operation  of  Section
5.04(b)(iv).

     Class 6-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Class Certificate Balance of the Class 6-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 6-A-2 Loss Allocation Amount and (b) the Class 6-A-1 Loss Amount with respect to such Distribution Date.

     Class 6-A-IO Notional Amount: With respect to each Distribution Date and the Class 6-A-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 6 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 6 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 6 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.500% and (b) the denominator of which is equal to 7.000%.

     Class 7-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 7, the amount, if any, by which the Calculation Balance of the Class 7-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 7-A-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 7, the amount, if any, by which the Calculation Balance of the Class 7-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Class, without regard to the operation of Section 5.04(b)(iv).

     Class 7-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class 7-A-3 Certificates with respect to such Distribution Date prior to any reduction for the Class 7-A-3 Loss Allocation Amount and (b) the sum of the Class 7-A-1 Loss Amount and the Class 7-A-2 Loss Amount with respect to such Distribution Date.

     Class 7-A-IO Notional Amount: With respect to each Distribution Date and the Class 7-A-IO Component, an amount equal to the product of (i) the aggregate of the Stated Principal Balances of the Group 4 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net Mortgage Interest Rates of the Group 7 Premium Mortgage Loans (based on the Stated Principal Balances of the Group 7 Premium Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date) minus 6.500% and (b) the denominator of which is equal to 7.000%.

     Class 7-B Certificates: The Class 7-B-1, Class 7-B-2, Class 7-B-3, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC provisions.

     Class A-IO Notional Amount: With respect to each Distribution Date and the Class A-IO Certificates, the sum of the Class 4-A-IO Notional Amount, the Class 6-A-IO Notional Amount and the Class 7-A-IO Notional Amount.

     Class C-A-1-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Component Balance of the Class C-A-1-1 Component would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Component, without regard to the operation of Section 5.04(b)(iv).

     Class C-A-1-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Component Balance of the Class C-A-1-2 Component would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Component, without regard to the operation of Section 5.04(b)(iv).

     Class C-A-2-1 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-2-1 Component with respect to such Distribution Date prior to any reduction for the Class C-A-2-1 Loss Allocation Amount and (b) the Class C-A-1-1 Loss Amount with respect to such Distribution Date.

     Class C-A-2-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-2-2 Component with respect to such Distribution Date prior to any reduction for the Class C-A-2-2 Loss Allocation Amount and (b) the Class C-A-1-2 Loss Amount with respect to such Distribution Date.

     Class C-A-3-1 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-3-1 Component with respect to such Distribution Date prior to any reduction for the Class C-A-3-1 Loss Allocation Amount and (b) the Class 2-A-3 Loss Amount with respect to such Distribution Date.

     Class C-A-3-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-3-2 Component with respect to such Distribution Date prior to any reduction for the Class C-A-3-2 Loss Allocation Amount and (b) the Class 3-A-1 Loss Amount with respect to such Distribution Date.

     Class C-A-4-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Calculation Balance of the Class C-A-4-1 Component would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Component, without regard to the operation of Section 5.04(b)(iv).

     Class C-A-4-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Calculation Balance of the Class C-A-4-2 Component would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Component, without regard to the operation of Section 5.04(b)(iv).

     Class C-A-5-1 Accrual Distribution Amount: For any Distribution Date and the Class C-A-5-1 Component prior to the applicable Accretion Termination Date, an amount with respect to such Component equal to the sum of (i) the amount allocated but not currently distributable as interest to such Component pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Component Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Component pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Component Interest Distribution Amount."

     Class C-A-5-2 Accrual Distribution Amount: For any Distribution Date and the Class C-A-5-2 Component prior to the applicable Accretion Termination Date, an amount with respect to such Component equal to the sum of (i) the amount allocated but not currently distributable as interest to such Component pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Component Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Component pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Component Interest Distribution Amount."

     Class C-A-5-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Calculation Balance of the Class C-A-5-1 Component would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Component, without regard to the operation of Section 5.04(b)(iv).

     Class C-A-5-2 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the amount, if any, by which the Calculation Balance of the Class C-A-5-2 Component would be reduced as a result of the allocation of any reduction pursuant to Section 5.04(b)(i) to such Component, without regard to the operation of Section 5.04(b)(iv).

     Class C-A-6-1 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-6-1 Component with respect to such Distribution Date prior to any reduction for the Class C-A-6-1 Loss Allocation Amount and (b) the sum of the Class 2-A-4 Loss Amount, the Class C-A-4-1 Loss Amount and the Class C-A-5-1 Loss Amount with respect to such Distribution Date.

     Class C-A-6-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-6-2 Component with respect to such Distribution Date prior to any reduction for the Class C-A-6-2 Loss Allocation Amount and (b) the sum of the Class 3-A-2 Loss Amount, the Class C-A-4-2 Loss Amount and the Class C-A-5-2 Loss Amount with respect to such Distribution Date.

     Class C-A-7-1 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-7-1 Component with respect to such Distribution Date prior to any reduction for the Class C-A-7-1 Loss Allocation Amount and (b) the Class 2-A-4 Loss Amount with respect to such Distribution Date.

     Class C-A-7-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for the Crossed Groups, the lesser of (a) the Calculation Balance of the Class C-A-7-2 Component with respect to such Distribution Date prior to any reduction for the Class C-A-7-2 Loss Allocation Amount and (b) the Class 3-A-2 Loss Amount with respect to such Distribution Date.

     Class C-A-8 Notional Amount: With respect to any Distribution Date and the Class C-A-8 Certificates, the sum of the Class C-A-8-1 Notional Amount and the Class C-A-8-2 Notional Amount.

     Class C-A-8-1 Notional Amount: With respect to any Distribution Date and the Class C-A-8-1 Component, the Class Certificate Balance of the Class 2-A-4 Certificates.

     Class C-A-8-2 Notional Amount: With respect to any Distribution Date and the Class C-A-8-2 Component, the Class Certificate Balance of the Class 3-A-2 Certificates.

     Class Certificate Balance: With respect to any Class of Certificates (other than the Interest Only Certificates and the Component Certificates) and any date of determination, and subject to Section 5.04(b)(vi), an amount equal to (a) the Initial Class Certificate Balance of such Class or, in the case of a Class of Exchangeable REMIC Certificates or Exchangeable Certificates, the Aggregate Denomination of such Class, minus the sum of (i) all distributions of principal made with respect thereto (including in the case of a Class of Subordinated Certificates, any principal otherwise payable to such Class of Certificates used to pay any PO Deferred Amounts), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.04(b)(i) and (iii) in the case of the Class 1-A-2, Class 2-A-2, Class 4-A-4, Class 5-A-2 and Class
7-A-3 Certificates, any reduction allocated thereto pursuant to Section 5.04(b)(iv) plus (b) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.04(b)(i) and (ii) in the case of the Class 1-A-2, Class 2-A-2, Class 4-A-4, Class 5-A-2 and Class 7-A-3 Certificates, any increases allocated thereto pursuant to Section 5.04(b)(iv). The Class 4-A-2, Class 4-A-3, Class A-IO and Class C-A-8 Certificates are Interest Only Certificates and have no Class Certificate Balance. The Class Certificate Balance of the Component Certificates (other than the Class C-A-8 Certificates) as of any date of determination shall equal the sum of the Component Balances of the related Components.

     Class Interest Shortfall: For any Distribution Date and each Class of interest-bearing Certificates (other than the Class A-IO Certificates and Component Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

     Class Distribution Amount: As to any Distribution Date and each Class of Exchangeable Certificates, an amount equal to the sum of (i) the Interest Distribution Amount for such Class and (ii) the Class Principal Distribution Amount for such Class.

     Class X-B Certificates: The Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5 and Class X-B-6 Certificates, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC provisions.

     Class Principal Distribution Amount: As to any Distribution Date and each Class of Exchangeable Certificates, an amount as to principal equal to (i) the distributions of principal made in respect of the Related Classes of Exchangeable REMIC Certificates pursuant to Section 5.02(b) or, in the case of a Related Class of Exchangeable REMIC Certificates that is a Class of Component Certificates, the sum of the distributions of principal made in respect of the Components of such Class multiplied by (ii) a fraction, the numerator of which is the Aggregate Denomination of such Class of Exchangeable Certificates and the denominator of which is the Maximum Initial Class Certificate Balance of such Class of Exchangeable Certificates.

     Class Unpaid Interest Shortfall: As to any Distribution Date and each Class of interest-bearing Certificates (other than the Class A-IO Certificates and Component Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount." As to any Distribution Date and any Class of Component Certificates, the sum of the Component Unpaid Interest Shortfalls for the related Components.

     Closing Date: June 29, 2007.

     Code: The Internal Revenue Code of 1986, as amended.

     Collection Period: With respect to any Distribution Date, the period from the second day of the calendar month preceding the month in which such Distribution Date occurs through the first day of the month in which such Distribution Date occurs.

     Combination:   Any   Exchangeable   Combination   or   Exchangeable   REMIC
Combination.

     Commission: The U.S. Securities and Exchange Commission.

     Compensating Interest: With respect to any Distribution Date, an amount equal to the lesser of (a) the aggregate Servicing Fee as of the Due Date of the month preceding the month of such Distribution Date and (b) the Prepayment Interest Shortfalls on the Mortgage Loans resulting from Principal Prepayments on such Mortgage Loans during the related Prepayment Period; provided, however, Compensating Interest payable for any month by the Servicer will be limited to one-twelfth of 0.2500% of the aggregate Stated Principal Balance of the Mortgage Loans, calculated as of the Due Date of the month preceding the month of such Distribution Date.

     Compliance Statement: As defined in Section 3.20.

     Component: Any of the Class C-A-1-1, C-A-1-2, C-A-2-1, C-A-2-2, C-A-3-1, C-A-3-2, C-A-4-1, C-A-4-2, C-A-5-1, C-A-5-2, C-A-6-1, C-A-6-2, C-A-7-1, C-A-7-2,
C-A-8-1,  C-A-8-2,  C-A-9-1,  C-A-9-2,  C-A-9-3, 1-A-PO, 4-A-IO, 5-A-PO, 6-A-IO,
7-A-IO and 7-A-PO Components, each of which represents the corresponding Upper-Tier Regular Interest.

     Component Certificates: Any of the Class C-A-1, C-A-2, C-A-3, C-A-4, C-A-5, C-A-6, C-A-7, C-A-8, C-A-9, A-IO and A-PO Certificates.

     Component Balance: With respect to any Component (other than the Interest Only Components) and any date of determination, and subject to Section 5.04(b)(vi), an amount equal to (a) the Initial Component Balance of such Component or, in the case of a Component of a Class of Exchangeable REMIC Certificates or Exchangeable Certificates, the Aggregate Denomination of such Component (plus, in the case of the Class C-A-5-1 and Class C-A-5-2 Components, any Class C-A-5-1 Accrual Distribution Amounts or Class C-A-5-2 Accrual Distribution Amounts, as applicable, previously added thereto) minus the sum of
(i) all distributions of principal made with respect thereto, (ii) all reductions in Component Balance previously allocated thereto pursuant to Section 5.04(b)(i) and (iii) in the case of the Components of the Class C-A-2, Class C-A-3, Class C-A-6, Class C-A-7, Class C-A-10, Class C-A-12, Class C-A-13, Class C-A-14 and Class C-A-15 Certificates, any reduction allocated thereto pursuant to Section 5.04(b)(iv) plus (b) the sum of (i) all increases in Component

Balance previously allocated thereto pursuant to Section 5.04(b)(i) and (ii) in the case of the Components of the Class C-A-2, Class C-A-3, Class C-A-6, Class C-A-7, Class C-A-10, Class C-A-12, Class C-A-13, Class C-A-14 and Class C-A-15 Certificates, any increases allocated thereto pursuant to Section 5.04(b)(iv). The Interest Only Components have no Component Balance.

     Component Interest Distribution Amount: For any Distribution Date and each Component (other than the PO Components), the sum of (i) the Accrued Component Interest and (ii) any Component Unpaid Interest Shortfall for such Component. The PO Components are principal only Components and are not entitled to distributions of interest.

     Component Interest Shortfall: For any Distribution Date and each Component (other than the PO Components), the amount by which Accrued Component Interest for such Component exceeds the amount of interest actually distributed on such Component (or, in the case of the Class C-A-5-1 and Class C-A-5-2 Components prior to the applicable Accretion Termination Date, the amount included in the Class C-A-5-1 Accrual Distribution Amount or Class C-A-5-2 Accrual Distribution Amount, as applicable, pursuant to clause (i) of the definition thereof, but not distributed pursuant to the proviso in Section 5.02(a)(i)) on such Distribution Date pursuant to clause (i) of the definition of "Component Interest Distribution Amount."

     Component Notional Amount: As of any Distribution Date, any of the Class 4-A-IO Notional Amount, the Class 6-A-IO Notional Amount, the Class 7-A-IO Notional Amount, the Class C-A-8-1 Notional Amount or the Class C-A-8-2 Notional Amount, as applicable.

     Component Unpaid Interest Shortfall: As to any Distribution Date and each Component (other than the PO Components), the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component (or, in the case of the Class C-A-5-1 and Class C-A-5-2 Components prior to the applicable Accretion Termination Date, the amount included in the Class C-A-5-1 Accrual Distribution Amount or Class C-A-5-2 Accrual Distribution Amount, as applicable, pursuant to clause (ii) of the definition thereof, but not distributed pursuant to the proviso in Section 5.02(a)(i)) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951,
Attention: Client Manager BAFC 2007-5, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Corporate Trust Services BAFC 2007-5, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

     Corresponding Class, Classes, Component or Components: The Class of interests in one REMIC created under this Agreement that corresponds to the Class of interests in another REMIC or to a Class, Classes, Component or Components of Certificates in the manner set out below:

-------------------------------------------- ------------------------------------------------------- -------------------------------
Uncertifiated-Middle-Tier           Corresponding Upper-Tier                     Corresponding Class, Classes, Component or
      Regular Interest                  Regular Interest                             Components of Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-1-A-R Interest               N/A                                           Class 1-A-R Certificate
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-1A1 Interest                 Class 1-A-1 and Class 1-A-2 Interests         Class 1-A-1 and Class 1-A-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-1PO Interest                 Class 1-A-PO Interest                         Class 1-A-PO Component
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-2A1 Interest                 Class 2-A-1, Class 2-A-2, Class 2-A-3,        Class 2-A-1, Class 2-A-2, and Class 2-A-3
                                       Class C-A-1-1, Class C-A-2-1, Class           Certificates, Class C-A-1-1, Class C-A-2-1,
                                       C-A-3-1, Class C-A-4-1, Class C-A-5-1,        Class C-A-3-1, Class C-A-4-1, Class
                                        Class C-A-6-1, Class C-A-7-1,                Class C-A-5-1, Class C-A-6-1, Class
                                       Class C-A-9-1 and Class C-A-9-2               Class C-A-7-1, Class C-A-9-1 and Class
                                       Interests                                     C-A-9-2 Components
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-2A2 Interest                 Class 2-A-4 and Class 8-A-1-1 Interests       Class 2-A-4 Certificates and Class 8-A-1-1
                                                                                     Component
------------------------------------------------------------------------------------------------------------------------------------


                                       27

-------------------------------------------- ------------------------------------------------------- -------------------------------
Uncertifiated-Middle-Tier           Corresponding Upper-Tier                     Corresponding Class, Classes, Component or
      Regular Interest                  Regular Interest                             Components of Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-3A1 Interest



                                       Class 3-A-1, Class C-A-1-2, Class C-A-2-2,    Class Class 3-A-1 Certificates,
                                       Class C-A-4-2, Class C-A-5-2,                 Class C-A-1-2, Class C-A-2-2,
                                       Class C-A-6-2,  Class C-A-7-2 and Class       Class C-A-3-2, Class C-A-4-2, Class
                                       C-A-9-3 Interests                             C-A-5-2, Class C-A-6-2, Class
                                                                                     Class C-A-72-2, Class C-A-9-2,
                                                                                     Components

------------------------------------------------------------------------------------------------------------------------------------
Class MRI-3A2 Interest                 Class 3-A-2 and Class C-A-8-2 Interests       Class 3-A-2 Certificates and Class C-A-8-2
                                                                                     Component
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-4A1 Interest                 Class 4-A-1, Class 4-A-2 and Class 4-A-3      Class 4-A-1, Class 4-A-2 and Class 4-A-3
                                       Interests                                     Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-4A2 Interest                 Class 4-A-4 Interests                         Class 4-A-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-5A1 Interest                 Class 5-A-1 and Class 5-A-2 Interests         Class 5-A-1 and Class 5-A-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-5PO Interest                 Class 5-A-PO Interests                        Class 5-A-PO Component
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-6A1 Interest                 Class 6-A-1 and Class 6-A-2 Interests         Class 6-A-1 and Class 6-A-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-6IO Interest                 Class 6-A-IO Interest                         Class 6-A-IO Component
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7A1 Interest                 Class 7-A-1, Class 7-A-2 and Class 7-A-3      Class 7-A-1, Class 7-A-2 and Class 7-A-3
                                       Interests                                     Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7IO Interest                 Class 7-A-IO Interest                         Class 7-A-IO Component
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7PO Interest                 Class 7-A-PO Interest                         Class 7-A-PO Component
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-XB1 Interest                 Class X-B-1 Interest                          Class X-B-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-XB2 Interest                 Class X-B-2 Interest                          Class X-B-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-XB3 Interest                 Class X-B-3 Interest                          Class X-B-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-XB4 Interest                 Class X-B-4 Interest                          Class X-B-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-XB5 Interest                 Class X-B-5 Interest                          Class X-B-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-XB6 Interest                 Class X-B-6 Interest                          Class X-B-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7B1 Interest                 Class 7-B-1 Interest                          Class 7-B-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7B2 Interest                 Class 7-B-2 Interest                          Class 7-B-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7B3 Interest                 Class 7-B-3 Interest                          Class 7-B-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7B4 Interest                 Class 7-B-4 Interest                          Class 7-B-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7B5 Interest                 Class 7-B-5 Interest                          Class 7-B-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
Class MRI-7B6 Interest                 Class 7-B-6 Interest                          Class 7-B-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------

     Crossed Group: Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6.

     Crossed Loan Group Mortgage Loans: The Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, the Group 5 Mortgage Loans and the Group 6 Mortgage Loans.

     Crossed Loan Groups: Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6.

     Custodian: Initially, U.S. Bank National Association; thereafter any Custodian appointed by the Trustee pursuant to Section 9.12.

     Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

     Cut-off Date: June 1, 2007.

     Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Stated Principal Balances of the Mortgage Loans contributing to, or in, such Loan Group as of the Cut-off Date, which is $25,520,174.75 for Loan Group 1,
$113,980,920.64   for  Loan   Group  2,   $85,288,278.90   for  Loan   Group  3,
$233,930,970.92   for  Loan   Group  4,   $15,075,025.61   for  Loan   Group  5,
$17,567,783.61 for Loan Group 6, and $54,660,570.66 for Loan Group 7.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Delinquent: Any Mortgage Loan with respect to which the Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for such Mortgage Loan.

     Denomination: The amount, if any, specified on the face of each Certificate (other than an Interest Only Certificate) representing the principal portion of the Initial Class Certificate Balance or Maximum Initial Class Certificate Balance evidenced by such Certificate. As to any Interest Only Certificate, the amount specified on the face of each such Certificate representing the portion of the Initial Notional Amount or Maximum Initial Notional Amount evidenced by such Certificate.

     Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository   Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Designated Interest Amount: With respect to any Mortgage Loan (other than a Group 7 Mortgage Loan) and any Loan Group, the product of (i) the Applicable Percentage for such Mortgage Loan of the Stated Principal Balance of such Mortgage Loan and (ii) the Designated Rate for such Loan Group.

     Designated Interest Percentage: With respect to any Mortgage Loan (other than a Group 7 Mortgage Loan) in a Loan Group that does not contribute to another Loan Group, 100%. With respect to any Mortgage Loan (other than a Group 7 Mortgage Loan) in a Loan Group that contributes to two Loan Groups, the quotient, expressed as a percentage, of (a) the Designated Interest Amount with respect to such Mortgage Loan and such Loan Group and (b) the sum of (x) the applicable Designated Interest Amount with respect to such Mortgage Loan and such Loan Group and (y) the Designated Interest Amount with respect to such Mortgage Loan and the other Loan Group to which such Mortgage Loan contributes.

     Designated Rate: With respect to (i) Loan Group 1, 5.500%, (ii) Loan Group 2, 6.000%, (iii) Loan Group 3, 6.000%, (iv) Loan Group 4, 7.000%, (v) Loan Group 5, 5.250%; (vi) Loan Group 6, 6.500%.

     Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such day.

     Discount Mortgage Loan: Any of the Mortgage Loans in Loan Group 1, Loan Group 5 and Loan Group 7 with Net Mortgage Interest Rates as of the Cut-off Date lower than 5.5000%, 5.2500% and 6.5000%, respectively.

     Distribution Date: The 25th day of each month beginning in July 2007 (or, if such day is not a Business Day, the next Business Day).

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee and the Servicer), acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Servicer.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any of the Class 1-A-2, Class 1-A-R, Class 2-A-2, Class 4-A-4, Class 5-A-2, Class 6-A-2, Class 7-A-3, Class C-A-2, Class C-A-3, Class C-A-6, Class C-A-7, Class C-A-10, Class C-A-12, Class C-A-13, Class C-A-14, Class C-A-15, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-4, Class 7-B-5 or Class 7-B-6 Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter's Exemption.

     Escrow Account: As defined in Section 3.08(a).

     Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the

Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Exchangeable Certificates: The Class 4-A-5, Class 7-A-4, Class 7-A-5, Class C-A-10, Class C-A-11, Class C-A-12, Class C-A-13, Class C-A-14 and Class C-A-15 Certificates.

     Exchangeable Certificates Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of any interests in the Exchangeable REMIC Certificates beneficially owned in the form of the Exchangeable Certificates and rights with respect thereto.

     Exchangeable Certificates Grantor Trust Account: The sub-account of the Certificate Account designated by the Trustee pursuant to Section 5.12.

     Exchangeable Combination: Any of Exchangeable Combination 1, Exchangeable Combination 2, Exchangeable Combination 3, Exchangeable Combination 4, Exchangeable Combination 5, Exchangeable Combination 6, Exchangeable Combination 7, Exchangeable Combination 8 and Exchangeable Combination 9, as applicable.

     Exchangeable Combination 1: The Class 7-A-4 Certificates.

     Exchangeable Combination 2: The Class 7-A-5 Certificates.

     Exchangeable Combination 3: The Class C-A-10 Certificates.

     Exchangeable Combination 4: The Class C-A-12 Certificates.

     Exchangeable Combination 5: The Class C-A-14 Certificates.

     Exchangeable Combination 6: The Class C-A-15 Certificates.

     Exchangeable Combination 7: The Class 4-A-5 Certificates.

     Exchangeable Combination 8: The Class C-A-11 Certificates.

     Exchangeable Combination 9: The Class C-A-13 Certificates.

     Exchangeable REMIC Certificates: Any of the Class 2-A-2, Class 4-A-1, Class 4-A-2, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class C-A-1, Class C-A-2, Class C-A-3, Class C-A-4, Class C-A-5, Class C-A-6 and Class C-A-7 Certificates.

     Exchangeable REMIC Combination: Any of the Exchangeable REMIC Combination 1, Exchangeable REMIC Combination 2, Exchangeable REMIC Combination 3, Exchangeable REMIC Combination 4, Exchangeable REMIC Combination 5, Exchangeable REMIC Combination 6, Exchangeable REMIC Combination 7, Exchangeable REMIC Combination 8 and Exchangeable REMIC Combination 9.

     Exchangeable   REMIC  Combination  1:  The  Class  7-A-1  and  Class  7-A-2
Certificates.

     Exchangeable REMIC Combination 2: The Class 7-A-1, Class 7-A-2 and Class 7-A-3 Certificates.

     Exchangeable   REMIC  Combination  3:  The  Class  C-A-3  and  Class  C-A-6
Certificates.

     Exchangeable REMIC Combination 4: The Class C-A-3, Class C-A-6 and Class C-A-7 Certificates.

     Exchangeable REMIC Combination 5: The Class C-A-2, Class C-A-3, Class C-A-6 and Class C-A-7 Certificates.

     Exchangeable REMIC Combination 6: The Class 2-A-2, Class C-A-2, Class C-A-3, Class C-A-6 and Class C-A-7 Certificates.

     Exchangeable   REMIC  Combination  7:  The  Class  4-A-1  and  Class  4-A-2
Certificates.

     Exchangeable   REMIC  Combination  8:  The  Class  C-A-4  and  Class  C-A-5
Certificates. Exchangeable REMIC Combination 9: The Class 2-A-2, Class C-A-3, Class C-A-6 and Class C-A-7 Certificates.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

     Financial Market Service: Bloomberg LP, Intex Solutions, Inc. and any other financial information provider designated by the Depositor by written notice to the Trustee.

     Fitch: Fitch Ratings.

     Floating Rate Certificates: The Class 2-A-4, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-5, Class 7-A-1, Class 7-A-2 and Class C-A-8 Certificates.

     Form 8-K Disclosure Information: As defined in Section 3.22(d).

     Fractional Interest: As defined in Section 5.02(d).

     Group 1: The Group 1 Certificates and Group 1 Components.

     Group 1 Certificates: The Class 1-A-R, Class 1-A-1 and Class 1-A-2 Certificates, each of which (other than the Class 1-A-R Certificate) represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 1 Components: The Class 1-A-PO Component, which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 1 Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date less than 5.500% per annum.

     Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

     Group 2: The Group 2 Certificates and Group 2 Components.

     Group 2 Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions and with respect to the Class 2-A-4 Certificates, the right to receive amounts from the Class 2-A-4 Reserve Fund.

     Group 2 Components: The Class C-A-1-1, Class C-A-2-1, Class C-A-3-1, Class C-A-4-1, Class C-A-5-1, Class C-A-6-1, Class C-A-7-1, Class C-A-8-1, Class C-A-9-1 and Class C-A-9-2 Components, each of which represents the corresponding Upper Tier Regular Interest for purposes of the REMIC provisions.

     Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

     Group 2 Priority Amount: For any Distribution Date, the lesser of (i) the aggregate Component Balance of the Class C-A-1-1 and Class C-A-2-1 Components for such Distribution Date and (ii) the product for such Distribution Date of
(a) the Shift Percentage, (b) the Group 2 Priority Percentage and (c) the Non-PO Principal Amount for Loan Group 2.

     Group 2 Priority Percentage: For any Distribution Date, (i) the aggregate Component Balance of the Class C-A-1-1 and Class C-A-2-1 Components for such Distribution Date divided by (ii) the Pool Balance (Non-PO Portion) for Loan Group 2.

     Group 3: The Group 3 Certificates and Group 3 Components.

     Group 3 Certificates: The Class 3-A-1 and Class 3-A-2 Certificates, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions and with respect to the Class 3-A-2 Certificates, the right to receive amounts from the Class 3-A-2 Reserve Fund.

     Group 3 Components: The Class C-A-1-2, Class C-A-2-2, Class C-A-3-2, Class C-A-4-2, Class C-A-5-2, Class C-A-6-2, Class C-A-7-2, Class C-A-8-2 and Class C-A-9-3 Components, each of which represents the corresponding Upper Tier Regular Interest for purposes of the REMIC provisions.

     Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

     Group 3 Priority Amount: For any Distribution Date, the lesser of (i) the aggregate Component Balance of the Class C-A-1-2 and Class C-A-2-2 Components for such Distribution Date and (ii) the product for such Distribution Date of
(a) the Shift Percentage, (b) the Group 3 Priority Percentage and (c) the Non-PO Principal Amount for Loan Group 3.

     Group 3 Priority Percentage: For any Distribution Date, (i) the aggregate Component Balance of the Class C-A-1-2 and Class C-A-2-2 Components for such Distribution Date divided by (ii) the Pool Balance (Non-PO Portion) for Loan Group 3.

     Group 4: The Group 4 Certificates.

     Group 4 Certificates: The Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4 and Class 4-A-5 Certificates, each of which (other than the Exchangeable Certificates) represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 4 Components: The Class 1-A-IO Component, which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

     Group 5: The Group 5 Certificates.

     Group 5 Certificates: The Class 5-A-1 and Class 5-A-2 Certificates, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 5 Components: The Class 5-A-PO Component, which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 5 Discount Mortgage Loan: A Group 5 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date less than 5.250% per annum.

     Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

     Group 6: The Group 6 Certificates.

     Group 6 Certificates: The Class 6 A-1 and Class 6-A-2 Certificates, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 6 Components: The Class 6-A-IO Component, which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

     Group 7: The Group 7 Certificates.

     Group 7 Certificates: The Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4 and Class 7-A-5 Certificates, each of which (other than the Exchangeable Certificates) represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 7 Components: The Class 7-A-IO and Class 7-A-PO Components, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Group 7 Discount Mortgage Loan: A Group 7 Mortgage Loan with a Net Mortgage Interest Rate as of the Cut-off Date less than 6.500% per annum.

     Group 7 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-7 hereto.

     Group Subordinate Amount: With respect to any Distribution Date and any Loan Group, the excess of the Pool Principal Balance (Non-PO Portion) for such Loan Group over the sum of the aggregate Class Certificate Balance of the Senior Non-PO Certificates and Component Balances of the Non-PO Components of the Related Group immediately prior to such date.

     Groups: Each of the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Group 7.

     Holder: A Certificateholder.

     Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor, the Trustee, the Servicer and the Custodian, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Servicer or the Custodian or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Servicer or the Custodian as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Commission's Regulation S-X.

     Initial Class Certificate Balance: As to each Class of Certificates (other than the Component Certificates, Exchangeable REMIC Certificates, Exchangeable Certificates and Interest Only Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Interest Only Certificates have no Initial Class Certificate Balance. As to each Class of Component Certificates (other than the Component Certificates that are Interest Only Certificates), the sum of the Initial Component Balances of their Components.

     Initial Component Balance: As to each Non-PO Component (other than the Class C-A-8-1 and Class C-A-8-2 Components), the Component Balance set forth in the Preliminary Statement. The Interest Only Components have no Initial Component Balance.

     Initial Component Notional Amount: As to each IO Component, the Class C-A-8-1 Component and Class C-A-8-2 Component, the Component Notional Amount set forth in the Preliminary Statement.

     Initial Notional Amount: As to each Class of Interest Only Certificates (other than the Class A-IO Certificates), the Notional Amount set forth in the Preliminary Statement. As to the Class A-IO Certificates, the sum of the Initial Component Notional Amounts of the Class 4-A-IO, Class 6-A-IO and Class 7-A-IO Components. As to the Class C-A-8 Certificates, the sum of the Initial Component Notional Amounts of the Class C-A-8-1 and Class C-A-8-2 Components.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any Primary Mortgage Insurance Policy or any other insurance policy (including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any Federal Housing Administration insurance policies and Department of Veterans

Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of interest-bearing Certificates (other than the Component Certificates and the Class 2-A-4, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3 and Class 4-A-5 Certificates) and each interest-bearing Component (other than the Class C-A-8-1 and Class C-A-8-2 Components), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the Class 2-A-4, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3 and Class 4-A-5 Certificates and the Class C-A-8-1 and Class C-A-8-2 Components, the period from and including the Distribution Date in the prior month (or in the case of the initial Distribution Date, from and including June 25, 2007) and ending on the day prior to the current Distribution Date.

     Interest Distribution Amount: For any Distribution Date and each Class of interest-bearing Certificates (other than the Component Certificates), the sum of (i) Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class. For any Distribution Date and the Component Certificates, the sum of the Component Interest Distribution Amounts for the related Components.

     Interest Only Certificates: The Class 4-A-2, Class 4-A-3, Class A-IO and Class C-A-8 Certificates.

     Interest Only Components: The Class 4-A-IO, Class 6-A-IO, Class 7-A-IO, Class C-A-8-1 and Class C-A-8-2 Components.

     Interest Rate: As set forth in the Preliminary Statement.

     Interest Rate Cap Agreement: Interest Rate Cap Agreement 1 or Interest Rate Cap Agreement 2, as the case may be.

     Interest Rate Cap Agreement 1: The Class 2-A-4 Interest Rate Cap Agreement.

     Interest Rate Cap Agreement 2: The Class 3-A-2 Interest Rate Cap Agreement.

     LIBOR Business Day: Any day on which banks in London, England and New York City are open and conducting transactions in foreign currency and exchange.

     LIBOR Determination Date: With respect to each class of Floating Rate Certificates and each Distribution Date beginning with the second Distribution Date, the second LIBOR Business Day prior to the immediately preceding Distribution Date.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the related Prepayment Period and as to which the Servicer has certified that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees.

     Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6 or Loan Group 7.

     Loan Group 1: The Group 1 Mortgage Loans.

     Loan Group 2: The Group 2 Mortgage Loans.

     Loan Group 3: The Group 3 Mortgage Loans.

     Loan Group 4: The Group 4 Mortgage Loans.

     Loan Group 5: The Group 5 Mortgage Loans.

     Loan Group 6: The Group 6 Mortgage Loans.

     Loan Group 7: The Group 7 Mortgage Loans.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Losses: As defined in Section 5.11.

     Lower-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Trustee pursuant to Section 3.09(f).

     Lower-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

     Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall be deemed held in the Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Maximum Initial Class Certificate Balance: As to each Class of Exchangeable REMIC Certificates or Exchangeable Certificates (other than the Class 4-A-2 Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class 4-A-2 Certificates are Interest Only Certificates and have no Maximum Initial Class Certificate Balance.

     Maximum Initial Notional Amount: As to the Class 4-A-2 Certificates, the Notional Amount set forth in the Preliminary Statement.

     MERS: As defined in Section 2.01(b)(iii).

     Middle-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Trustee pursuant to Section 3.09(f).

     Middle-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

     Middle-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Regular Interests and such amounts as shall be deemed held in the Middle-Tier Certificate Sub-Account.

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affect the amount of the monthly payment due on such Mortgage Loan.

     Monthly Statement: As defined in Section 5.05(b).

     Moody's: Moody's Investors Service, Inc. or any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated June 29, 2007, between BANA, as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this

Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2, Exhibit D-3, Exhibit D-4, Exhibit D-5, Exhibit D-6 and Exhibit D-7 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date;
(viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the Appraised Value; (xvi) the closing date of the Mortgage Loan; (xvii) the Servicing Fee Rate; and (xviii) the Applicable Percentage, if applicable. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

     Mortgage  Note:   The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the applicable Servicing Fee Rate for such Mortgage Loan.

     Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan Group (based on Stated Principal Balances of the Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such Distribution
Date).

     NMWHFIT: shall mean a "Non-Mortgage Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations ss. 1.671-5(b)(12) or successor provisions.

     Non-PO Percentage: As to any Group 1 Discount Mortgage Loan, Group 5 Discount Mortgage Loan or Group 7 Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Mortgage Loan and the denominator of which is 5.500%, 5.2500% and 6.500% respectively. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

     Non-PO Principal Amount: As to any Distribution Date and any Loan Group (other than Loan Group 7), the sum of (i) the sum of the applicable Non-PO Percentage of (a) the Applicable Percentage of the principal portion of each Monthly Payment due on each Mortgage Loan contributing to, or in, such Loan Group on the related Due Date (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed), (b) the Applicable Percentage of the Stated Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan contributing to, or in, such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement as of such Distribution Date, (ii) each Mortgage Loan contributing to, or in, such Loan Group repurchased by the Depositor pursuant to Section 2.04, and (iii) each Mortgage Loan contributing to, or in, such Loan Group purchased by the Servicer pursuant to Section 10.01, (c) the Applicable Percentage of any Substitution Adjustment Amount (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the terms of this Agreement) in connection with a Defective Mortgage Loan contributing to, or in, such Loan
Group received during the related Prepayment Period, (d) the Applicable Percentages of any Liquidation Proceeds other than amounts to which the Servicer is entitled to be reimbursed pursuant to the terms of this Agreement allocable to recoveries of principal of Mortgage Loans contributing to, or in, such Loan Group that are not yet Liquidated Mortgage Loans received by the Servicer during the related Prepayment Period, (e) with respect to each Mortgage Loan contributing to, or in, such Loan Group that became a Liquidated Mortgage Loan during the related Prepayment Period, the Applicable Percentage of the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer with respect to such Mortgage Loan during such period and (f) the Applicable Percentages of all Principal Prepayments on the Mortgage Loans contributing to, or in, such Loan Group received by the Servicer during the related Prepayment Period; and (ii) any Non-PO Recovery with respect to such Loan Group for such Distribution Date.

     As to any Distribution Date and Loan Group 7, the sum of (i) the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly
Payment due on each Mortgage Loan in such Loan Group on the related Due Date (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the terms of this Agreement), (b) the Stated Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement as of such Distribution Date, (ii) each Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to Section 2.04, and (iii) each Mortgage Loan in such Loan Group purchased by the Servicer pursuant to Section 10.01, (c) any Substitution Adjustment Amount (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the terms of this Agreement) in connection with a Defective Mortgage Loan in such Loan Group received during the related Prepayment Period, (d) any Liquidation Proceeds other than amounts to which the Servicer is entitled to be reimbursed pursuant to the terms of this Agreement allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by the Servicer during the related Prepayment Period,
(e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer with respect to such Mortgage Loan during such period and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received by the Servicer during the related Prepayment Period; and (ii) any Non-PO Recovery with respect to such Loan Group for such Distribution Date.

     Non-PO Recovery: As to any Distribution Date and any Loan Group, the amount of all Recoveries with respect to such Loan Group during the related Prepayment Period less the PO Recovery with respect to such Loan Group for such Distribution Date.

     Non-Supported Interest Shortfalls: As to any Distribution Date and (i) the Crossed Loan Groups, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for the Crossed Loan Group Mortgage Loans exceeds Compensating Interest for the Crossed Loan Group Mortgage Loans for such Distribution Date and (ii) Loan Group 7, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for the Group 7 Mortgage Loans exceeds Compensating Interest for the Group 7 Mortgage Loans for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

     Notional Amount: With respect to the Class 4-A-2 Certificates and any date of determination, the Class 4-A-2 Notional Amount. With respect to the Class 4-A-3 Certificates and any date of determination, the Class 4-A-3 Notional Amount. With respect to the Class 4-A-IO Component, the Class 4-A-IO Interest, the Class MRI-4-IO Interest and the Class 4-LIO Interest and any date of determination, the Class 4-A-IO Notional Amount. With respect to the Class 6-A-IO Component, the Class 6-A-IO Interest, the Class MRI-6-IO Interest and the Class 6-LIO Interest and any date of determination, the Class 6-A-IO Notional Amount. With respect to the Class 7-A-IO Component, the Class 7-A-IO Interest, the Class MRI-7-IO Interest and the Class 7-LIO Interest and any date of determination, the Class 7-A-IO Notional Amount. With respect to the Class A-IO Certificates and any date of determination, the Class A-IO Notional Amount. With respect to the Class C-A-8 Certificates and any date of determination, the Class C-A-8 Notional Amount. With respect to the Class C-A-8-1 Component and any date of determination, the Class C-A-8-1 Notional Amount. With respect to the Class C-A-8-2 Component and any date of determination, the Class C-A-8-2 Notional Amount.

     NYCEMA: A New York Consolidation, Extension and Modification Agreement.

     OCC: The Office of the Comptroller of Currency.

     Offered Certificates: The Senior Certificates, Class X-B-1, Class X-B-2, Class X-B-3, Class 7-B-1, Class 7-B-2 and Class 7-B-3 Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee, as required in this Agreement.

     One-Month LIBOR: As to any Distribution Date, the arithmetic mean of London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.10.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of any REMIC created hereunder as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Subordinated Certificates, the corresponding percentage described below, as of the Closing Date:

Class X-B-1                                      4.25%
Class X-B-2                                      2.85%
Class X-B-3                                      1.80%
Class X-B-4                                      1.10%
Class X-B-5                                      0.50%
Class X-B-6                                       N/A

Class 7-B-1                                      5.58%
Class 7-B-2                                      3.85%
Class 7-B-3                                      2.74%
Class 7-B-4                                      1.57%
Class 7-B-5                                      0.66%
Class 7-B-6                                       N/A

     Original  Subordinate  Principal  Balance:  With  respect  to the Class X-B
Certificates, $36,854,297, and with respect to the Class 7-B Certificates, $7,461,184.

     OTS: The Office of Thrift Supervision.

     Outstanding  Certificate:   Any  Outstanding  Exchangeable  Certificate  or
Outstanding Exchangeable REMIC Certificate.

     Outstanding Exchangeable Certificate: Any Exchangeable Certificate issued hereunder on the Closing Date; provided, however, that upon the exchange of any Exchangeable Certificate pursuant to Section 6.06 hereof, the Exchangeable

Certificate  so  exchanged  shall  be  deemed  no  longer  to be an  Outstanding
Exchangeable Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

     Outstanding Exchangeable REMIC Certificate: Any Exchangeable REMIC Certificate issued hereunder on the Closing Date; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 6.06 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and each Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: With respect to each Distribution Date and any Class of interest-bearing Certificates (other than the Component Certificates) and the interest bearing Components, the per annum rate set forth or described in the Preliminary Statement. With respect to each Distribution Date and the Uncertificated Lower-Tier Regular Interests, the Uncertificated Lower-Tier REMIC Pass-Through Rate. With respect to each Distribution Date and the Uncertificated Middle-Tier Regular Interests, the Uncertificated Middle-Tier REMIC Pass-Through Rate.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate (other than an Exchangeable REMIC Certificate or Exchangeable Certificate), the percentage obtained by dividing the Denomination of such Certificate by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part. As to any Exchangeable REMIC Certificate or Exchangeable Certificate and as of any date of determination, the percentage obtained by dividing the Denomination of such Certificate by the Aggregate Denomination on such date of the Class of which such Certificate is a part.

     Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.19, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by the Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     Permitted Investments: One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P-1" by Moody's and "A-1+" by S&P;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P-1" by Moody's and "A-1+" by S&P;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P-1" by Moody's and "A-1+" by S&P;

          (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "Aaa" by Moody's and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer or Trustee, as the case may be, will not affect the qualification of any REMIC created under this Agreement as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi) any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: The Class 1-A-R, Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates.

     Plan: As defined in Section 6.02(e).

     PO Components: The Class 1-A-PO, Class 5-A-PO and Class 7-A-PO Components.

     PO Deferred Amount: As to any Distribution Date and each PO Component, the sum of the amounts by which the Component Balance of such PO Component will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.04(b) less the sum of (a) the PO Recoveries with respect to Loan Group 1 (in the case of the Class 1-A-PO Component), Loan Group 5 (in the case of the Class 5-A-PO Component) or Loan Group 7 (in the case of the Class 7-A-PO Component) for prior Distribution Dates and (b) the amounts distributed to such PO Component pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

     PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

     PO Principal Amount: As to any Distribution Date and any Loan Group, the sum of (i) the applicable PO Percentage of (a) the principal portion of each Monthly Payment (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to this Agreement) due on each Discount Mortgage Loan in such Loan Group on the related Due Date; (b) the Stated Principal Balance, as of the date of repurchase, of (i) each Discount Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement as of such Distribution Date, (ii) each Discount Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to Section 2.04, and (iii) each Discount Mortgage Loan in such Loan Group purchased by the Servicer pursuant to Section 10.01, (c) any Substitution Adjustment Amount (net of unreimbursed Advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to this Agreement) in connection with any Discount Mortgage Loan that is a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date; (d) any Liquidation Proceeds allocable to recoveries of principal of Discount Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by the Servicer during the related Prepayment Period; (e) with respect to each Discount Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer with respect to such Discount Mortgage Loan during such period; and (f) all Principal Prepayments on the Discount Mortgage Loans in such Loan Group received by the Servicer during the related Prepayment Period; and (ii) the PO Recovery with respect to such Loan Group for such Distribution Date.

     PO Recovery:  As to any Distribution Date and any Loan Group, the lesser of
(a) the PO Deferred Amount for the PO Component of the Related Group, if any, for such Distribution Date and (b) an amount equal to the sum, as to each Discount Mortgage Loan in such Loan Group as to which there has been a Recovery received during the calendar month preceding the month of such Distribution Date, of the product of (x) the PO Percentage with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan received during the related Prepayment Period.

     Pool Distribution Amount: As to any Distribution Date and each Loan Group (other than Loan Group 7), an amount equal to the sum of, with respect to each Mortgage Loan contributing to, or in, such Loan Group, (I) the Applicable Percentage for such Mortgage Loan of the following amounts relating to principal on such Mortgage Loan and (II) the Designated Interest Percentage for such Mortgage Loan of the following amounts relating to interest on such Mortgage Loan of the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan contributing to, or in, such Loan Group (net of the related Servicing Fees) and the principal portion of any Monthly Payment on a Mortgage Loan contributing to, or in, such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances made by the Servicer (or the Trustee in its capacity as successor Servicer) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan Group made by the Servicer in respect of such Loan Group and such Distribution Date deposited to the Servicer Custodial Account pursuant to
Section 3.09(d)(vi); (ii) all Liquidation Proceeds (other than Excess Proceeds) received on the Mortgage Loans contributing to, or in, such Loan Group during the related Prepayment Period and deposited to the Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal Prepayments received on the Mortgage Loans contributing to, or in, such Loan Group during the related Prepayment Period and deposited to the Servicer Custodial Account pursuant to
Section 3.09(d)(i) during such period; (iv) in connection with any Mortgage Loans contributing to, or in, such Loan Group that are Defective Mortgage Loans, the aggregate of the Purchase Prices and Substitution Adjustment Amounts remitted on the related Remittance Date pursuant to Section 3.09(d)(vii); (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv), (v), (viii), (x), and (xi) in respect of such Distribution Date and such Loan Group; (vi) any Reimbursement Amount required to be included pursuant to Section 5.02; and (vii) any Non-PO Recovery with respect to such Distribution Date and Loan Group over (b) any amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through
(viii), inclusive, of Section 3.11 in respect of such Loan Group.

     As to any Distribution Date and Loan Group 7, an amount equal to the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the related Servicing
Fees) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances made by the Servicer (or the Trustee in its capacity as successor Servicer) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan Group made by the Servicer in respect of such Loan Group and such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.09(d)(vi); (ii) all Liquidation Proceeds (other than Excess Proceeds) received on the Mortgage Loans in such Loan Group during the related Prepayment Period and deposited to the Servicer Custodial Account pursuant to Section 3.09(d)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the related Prepayment Period and deposited to the Servicer Custodial Account pursuant to Section 3.09(d)(i) during such period; (iv) in connection with any Mortgage Loans in such Loan Group that are Defective Mortgage Loans, the aggregate of the Purchase Prices and Substitution Adjustment Amounts remitted on the related Remittance Date pursuant to Section 3.09(d)(vii); (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Section 3.09(d)(iv), (v),
(viii),  (x), and (xi) in respect of such Distribution Date and such Loan Group;
(vi) any Reimbursement Amount required to be included pursuant to Section 5.02; and (vii) any Non-PO Recovery with respect to such Distribution Date and Loan Group over (b) any amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11 in respect of such Loan Group.

     Pool Principal Balance: As to any Distribution Date and any Loan Group (other than Loan Group 7), the sum of the Applicable Percentages of the Stated Principal Balances of all Mortgage Loans contributing to, or in, such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs. As to any Distribution Date and Loan Group 7, the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Pool Principal Balance (Non-PO Portion): As to any Distribution Date and each Loan Group (other than Loan Group 7), the sum of the product, for each Mortgage Loan contributing to, or in, such Loan Group, of (a) the Non-PO Percentage of such Mortgage Loan and (b) the Applicable Percentage of the Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs. As to any Distribution Date and Loan Group 7, the sum of the product, for each Mortgage Loan in such Loan Group, of (a) the Non-PO Percentage of such Mortgage Loan and (b) the Stated Principal Balance of such Mortgage Loan that was an Outstanding Mortgage Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Premium Mortgage Loan: Any Group 4 Premium Mortgage Loan, Group 6 Premium Mortgage Loan or Group 7 Premium Mortgage Loan.

     Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the related Prepayment Period, the amount, if any, by which one month's interest at the related Net Mortgage Interest Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Prepayment Period: With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

     Principal  Only  Certificates:   Any  Class  of  Certificates  entitled  to
distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal Only Certificates.

     Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on such Mortgage Loan (other than Liquidation
Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Private Certificates: The Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates.

     Pro Rata Share: As to any Distribution Date and (i) any Class of Class X-B Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amounts for the Crossed Loan Groups allocable to such Class, equal to the product of the Subordinate Principal Distribution Amounts for the Crossed Loan Groups for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Class X-B Certificates that are not Restricted Classes and (ii) any Class of Class 7-B
Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for Loan Group 7 allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for Loan Group 7 for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Class 7-B Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

     Purchase Price: With respect to each Mortgage Loan that was a Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under this Agreement, the Servicing Fee for such Mortgage Loan.

     Rating Agency: Each of S&P, Fitch and Moody's. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: With respect to the Certificates (other than the Class 2-A-4, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-5 and Class C-A-8 Certificates), the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs and with respect to the Class 2-A-4, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-5 and Class C-A-8 Certificates, the Business Day immediately preceding each Distribution Date; provided, however, if any Definitive Certificates are issued, the Record Date for such Certificates shall be the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

     Recovery: As to any Distribution Date and Loan Group (other than Loan Group
7), the sum, with respect to each Mortgage Loan contributing to, or in, such Loan Group, of the product of (a) the Applicable Percentage for such Mortgage Loan and (b) amounts received during the calendar month preceding the month of such Distribution Date on such Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan. As to any Distribution Date and Loan Group 7, the sum, with respect to each Mortgage Loan in such Loan Group, of amounts received during the calendar month preceding the month of such Distribution Date on such Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regular Interest: Any of the Uncertificated Lower-Tier Regular Interests, the Uncertificated Middle-Tier Regular Interests, and the Upper-Tier Regular Interests.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 - 1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: As defined in Section 2.02.

     Related: As to any Class of Exchangeable REMIC Certificates, the Class of Exchangeable Certificates in its Combination. As to any Class of Exchangeable Certificates, each Class of Exchangeable REMIC Certificates in its Combination.

     Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for Loan Group 3, Group 3, for Loan Group 4, Group 4; for Loan Group 5, Group 5; for Loan Group 6, Group 6; and for Loan Group 7, Group 7.

     Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2; for Group 3, Loan Group 3, for Group 4, Loan Group 4; for Group 5, Loan Group 5; for Group 6, Loan Group 6; and for Group 7, Loan Group 7.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit P attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Servicer, the Trustee or the Custodian, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

     Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the related Collection Period as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for such Collection Period is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the related Collection Period.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Certificate Maturity Date: As set forth in Section 2.07.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: The 23rd day of each month beginning in July 2007 (or, if such day is not a Business Day, the immediately preceding Business Day).

     REO Disposition Period: As defined in Section 3.15.

     REO Proceeds: Proceeds, net of any related expenses of the Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property), which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by the Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.22(d).

     Reporting Servicer: As defined in Section 3.22(c)(i).

     Request for Release: The Request for Release submitted by the Servicer to the Custodian on behalf of the Trustee substantially in the form attached hereto as Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Reserve Interest Rate: As defined in Section 5.10.

     Residual Certificate: The Class 1-A-R Certificate.

     Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     Reuters Screen LIBOR01: The display page currently so designated on the Reuters Monitor Money Rates Service (or such other page as may replace the Reuters Screen LIBOR01 page on that service for the purpose of displaying comparable rates or prices).

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     Sarbanes-Oxley Certification: As defined in Section 3.22(e).

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The Class 1-A-R, Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class
4-A-1,  Class 4-A-2,  Class 4-A-3,  Class 4-A-4, Class 4-A-5, Class 5-A-1, Class
5-A-2,  Class 6-A-1,  Class 6-A-2,  Class 7-A-1, Class 7-A-2, Class 7-A-3, Class
7-A-4,  Class 7-A-5,  Class A-IO,  Class A-PO, Class C-A-1,  Class C-A-2,  Class
C-A-3, Class C-A-4, Class C-A-5, Class C-A-6, Class C-A-7, Class C-A-8, Class C-A-9, Class C-A-10, Class C-A-11, Class C-A-12, Class C-A-13, Class C-A-14 and Class C-A-15 Certificates. Senior Credit Support Depletion Date: With respect to
(i) the Crossed Groups, the date on which the aggregate Class Certificate Balance of the Class X-B Certificates is reduced to zero and (ii) Group 7, the date on which the aggregate Class Certificate Balance of the Class 7-B Certificates is reduced to zero.

     Senior Non-PO Certificates: The Senior Certificates other than the Class A-PO Certificates.

     Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance and Component Balance of the Senior Non-PO Certificates and Non-PO Components of the Related Group immediately prior to such Distribution Date, by (ii) the Pool Principal Balance (Non-PO Portion) of such Loan Group for such Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date and each Loan Group during the five (5) years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date and each Loan Group occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first
(1st) year thereafter, the Senior Percentage for such Loan Group plus 70% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the second (2nd) year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third (3rd) year thereafter, the Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth (4th) year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth (5th) or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date (unless on any of the foregoing Distribution Dates, (a) with respect to the Crossed Loan Groups, the Aggregate Senior Percentage for the Crossed Loan Groups for such Distribution Date exceeds the Aggregate Senior Percentage for the Crossed Loan Groups calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each Crossed Loan Group for such

Distribution Date will once again equal 100% or (b) with respect to Loan Group 7, the Senior Percentage for Loan Group 7 for such Distribution Date exceeds the Senior Percentage for Loan Group 7 calculated as of the Closing Date, in which case the Senior Prepayment Percentage for Loan Group 7 will once again equal
100%. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied..

     Senior Principal Distribution Amount: As to any Distribution Date and each Loan Group, the sum of (a) the Senior Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through
(d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group and (b) the Senior Prepayment Percentage for such Loan Group of
(1) the applicable Non-PO Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group.

     Senior Step Down Conditions: As of any Distribution Date and as to which any decrease in the Senior Prepayment Percentage for a Crossed Loan Group or Loan Group 7 applies, (i) the outstanding principal balance of all Mortgage Loans in the Crossed Loan Groups or Loan Group 7, as applicable (including, for this purpose, any such Mortgage Loans in foreclosure, any related REO Property and any such Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class X-B Certificates (in the case of a Crossed Loan Group) or the aggregate Class Certificate Balance of the Class 7-B Certificates (in the case of Loan Group 7), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Crossed Loan Group Mortgage Loans or Group 7 Mortgage Loans as of the applicable Distribution Date do not exceed the percentage of the applicable Original Subordinate Principal Balance set forth below:

                                                          Percentage of
                                                       Original Subordinate
Distribution Date Occurring                             Principal Balance
--------------------------------------------     -------------------------------
July 2012 through June 2013                                    30%
July 2013 through June 2014                                    35%
July 2014 through June 2015                                    40%
July 2015 through June 2016                                    45%
July 2016 and thereafter                                       50%

     Servicer: BANA, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

     Servicer Custodial Account Reinvestment Income: For each Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Servicer Custodial Account.

     Servicer's Certificate: The monthly report required by Section 4.01.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

     Servicing Compensation:  With respect to each Distribution Date, the sum of
(i) the aggregate Servicing Fee for such Distribution Date subject to reduction as provided in Section 3.18, (ii) any Ancillary Income, (iii) Excess Proceeds for the preceding month and (iv) the Servicer Custodial Account Reinvestment Income for such Distribution Date.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

     Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

     Servicing Fee Rate: With respect to each Mortgage Loan, 0.250% per annum.

     Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

     Servicing Function Participant: Any affiliate, third party vendor or Subservicer engaged by the Servicer or the Trustee that is participating in the servicing function with respect to the Mortgage Loans, within the meaning of
Item 1122 of Regulation AB.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     Servicing Transfer Costs: All reasonable costs and expenses of a successor Servicer or the Trustee, as applicable, related to any termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing from a predecessor servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

     Shift Percentage: For any Distribution Date will be the percentage indicated below:

 Distribution Date Occurring In                              Percentage
 July 2007 through June 2012                                    0%
 July 2012 through June 2013                                    30%
 July 2013 through June 2014                                    40%
 July 2014 through June 2015                                    60%
 July 2015 through June 2016                                    80%
 July 2016 and thereafter                                       100%

     Similar Law: As defined in Section 6.02(e).

     Sponsor: BANA, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer, the Trustee or the Custodian.

     Subordinate Balance Ratio: As of any date of determination and the Crossed Loan Groups, the ratio among the principal balances of the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest, the Class 4-LS Interest, the Class 5-LS Interest and the Class 6-LS Interest equal to the ratio among the Group Subordinate Amounts of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6.

     Subordinate Percentage: As of any Distribution Date and each Loan Group, 100% minus the Senior Percentage for such Loan Group for such Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date and each Loan Group, 100% minus the Senior Prepayment Percentage for such Loan Group for such Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Loan Group, an amount equal to the sum of (a) the Subordinate Percentage for such Loan Group of the Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (b) the Subordinate Prepayment Percentage for such Loan Group of the Non-PO Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such Distribution Date.

     Subordinated Certificates: The Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-1, Class 7-B-2, Class 7-B-3, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates, each of which represents the corresponding Upper-Tier Regular Interest for purposes of the REMIC Provisions.

     Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

     Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v) have a credit score not less than that of the Defective Mortgage Loan; (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan;
(vii) have a remaining  term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and (ix) comply with each Mortgage Loan representation and warranty set forth in the Mortgage Loan Purchase Agreement and this Agreement. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.07 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

     Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2007-5 Trust."

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which multiple REMIC elections are to be made as specified herein, such entire Trust Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby) and (v) the Servicer Custodial Account, Certificate Account and the Exchangeable Certificates Grantor Trust Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

     Trustee: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     Uncertificated Accrued Interest: With respect to each interest-bearing Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Pass-Through Rate on the Uncertificated Balance or Notional Amount of such Regular Interest. In the case of each Regular Interest, Uncertificated Accrued Interest will be reduced by any Non-Supported Interest Shortfalls and any Relief Act Reductions, allocated to such Regular Interest as provided in Section 5.02.

     Uncertificated Balance: With respect to each Regular Interest, the amount of such Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Balance. On each Distribution Date, the Uncertificated Balance of each Regular Interest shall be reduced by all distributions of principal made on such Regular Interest on such Distribution Date pursuant to Section 5.02 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 5.04 and if and to the extent necessary and appropriate, shall be increased by the Class C-A-5-1 Accrual Distribution Amount and Class C-A-5-2 Accrual Distribution Amount as provided in Section 5.02. The Uncertificated Balance of each Regular Interest shall never be less than zero.

     Uncertificated Lower-Tier Interest: The Uncertificated Lower-Tier Regular Interests and the Class LR interest, which represents the sole class of residual interest in the Lower-Tier REMIC.

     Uncertificated Lower-Tier Regular Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Middle-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 1-LPO Interest, Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest, Class 4-LS Interest, Class 4-LIO Interest, Class 5-L Interest, Class 5-LS Interest, Class 5-LPO Interest, Class 6-L Interest, Class 6-LS Interest, Class 6-LIO Interest, Class 7-L Interest, Class 7-LIO Interest and Class 7-LPO Interest are Uncertificated Lower-Tier Regular Interests.

     Uncertificated Lower-Tier REMIC Pass-Through Rate: As set forth in the Preliminary Statement.

     Uncertificated   Middle-Tier  Interests:  The  Uncertificated   Middle-Tier
Regular Interests and the Class MR interest, which represents the sole class of residual interest in the Middle-Tier REMIC.

     Uncertificated Middle-Tier Regular Interest: A regular interest in the Middle-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02 hereof. Any of the Class MRI-1AR Interest, Class MRI-1A1 Interest, Class MRI-1PO Interest, Class MRI-2A1 Interest, Class MRI-2A2 Interest, Class MRI-3A1 Interest, Class MRI-3A2 Interest, Class MRI-4A1 Interest, Class MRI-4A2 Interest, Class MRI-4IO
Interest,   Class  MRI-5A1  Interest,  Class  MRI-5PO  Interest,  Class  MRI-6A1
Interest,   Class  MRI-6IO  Interest,  Class  MRI-7A1  Interest,  Class  MRI-7IO
Interest,   Class  MRI-7PO  Interest,  Class  MRI-XB1  Interest,  Class  MRI-XB2
Interest,   Class  MRI-XB3  Interest,  Class  MRI-XB4  Interest,  Class  MRI-XB5
Interest,   Class  MRI-XB6  Interest,  Class  MRI-7B1  Interest,  Class  MRI-7B2
Interest, Class MRI-7B3 Interest, Class MRI-7B4 Interest, Class MRI-7B5 Interest, and Class MRI-7B6 Interest are Uncertificated Middle-Tier Regular Interests.

     Uncertificated Middle-Tier REMIC Pass-Through Rate: With respect to the Class MRI-1AR Interest, Class MRI-1A1 Interest, Class MRI-1PO Interest, Class MRI-2A1 Interest, Class MRI-2A2 Interest, Class MRI-3A1 Interest, Class MRI-3A2 Interest, Class MRI-4A1 Interest, Class MRI-4A2 Interest, Class MRI-4IO
Interest,   Class  MRI-5A1  Interest,  Class  MRI-5PO  Interest,  Class  MRI-6A1
Interest,   Class  MRI-6IO  Interest,  Class  MRI-7A1  Interest,  Class  MRI-7IO
Interest, Class MRI-7PO Interest, Class MRI-7B1 Interest, Class MRI-7B2 Interest, Class MRI-7B3 Interest, Class MRI-7B4 Interest, Class MRI-7B5 Interest and Class MRI-7B6 Interest as set forth in the Preliminary Statement.

     With respect to the Class MRI-XB1 Interest, Class MRI-XB2 Interest, Class MRI-XB3 Interest, Class MRI-XB4 Interest, Class MRI-XB5 Interest and Class MRI-XB6 Interest, the weighted average of the Uncertificated Lower-Tier REMIC Pass-Through Rate for the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest and Class 6-LS Interest.

     Uncertificated Upper-Tier II REMIC Pass-Through Rate: As set forth in the Preliminary Statement.

     Undercollateralized Amount: As defined in Section 5.02(b)(iv).

     Undercollateralized Group: As defined in Section 5.02(b)(iv).

     Underwriter's Exemption: An exemption listed in footnote 1 of, and as amended by, Prohibited Transaction Exemption 2007-05, 72 Fed Reg 13130 (March 20, 2007) and any successor exemption.

     Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

     Upper-Tier Certificate Sub-Account: The sub-account of the Certificate Account designated by the Trustee pursuant to Section 3.09(f).

     Upper-Tier Interests: The Upper-Tier Regular Interests and the Class UR Interest, which represents the sole class of residual interest in the Upper-Tier REMIC.

     Upper-Tier Regular Interest: Any of the regular interests in the Upper-Tier REMIC listed in the Preliminary Statement, the ownership of which is represented by the Certificates and Components.

     Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Middle-Tier Regular Interests and such amounts as shall be deemed held in the Upper-Tier Certificate Sub-Account.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 95% of all Voting Rights shall be allocated to the Holders of the Senior Certificates (other than the Exchangeable Certificates and the Class 1-A-R, Class 4-A-2, Class 4-A-3, Class A-IO and Class C-A-8 Certificates) and the Subordinated Certificates in proportion to the Certificate Balances of their respective Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-R Certificate, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 4-A-2 Certificates, (d) 1% of all Voting Rights shall be allocated to the Holders of the Class 4-A-3 Certificates, (e) 1% of all Voting Rights shall be allocated to the Holders of the Class A-IO Certificates and (f) 1% of all Voting Rights shall be allocated to the Holders of the Class C-A-8 Certificates.

     In the event that all or a portion of a Combination of Classes of Exchangeable REMIC Certificates in any Exchangeable REMIC Combination is exchanged for a proportionate portion of the Class of Exchangeable Certificates in the related Combination, the Class of such Exchangeable Certificates will be entitled to a proportionate share of the Voting Rights allocated to the Classes of Exchangeable REMIC Certificates in the related Combination.

     Wells Fargo: Wells Fargo Bank, N.A., in its capacity as trustee.

     WHFIT: A "Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations ss. 1.671-5(b)(22) or successor provisions.

     WHFIT Regulations: Treasury Regulations ss. 1.671-5, as amended.

     WHMT: A "Widely Held Mortgage Trust" as that term is defined in Treasury Regulations ss. 1.671-5(b)(23) or successor provisions.

     Section 1.02 Interest Calculations.

     All calculations of interest with respect to the interest-bearing Certificates (other than the Component Certificates) and each interest-bearing Component will be made on a 360-day year consisting of twelve (12) 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchasing Agreement. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In addition, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, the Depositor's rights to receive any BPP Mortgage Loan Payment. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-5, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note) and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

          (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

          (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wells Fargo Bank, N.A., as trustee for the holders of Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series 2007-5" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

          (v) any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

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

          (vi) the original of any guarantee executed in connection with the Mortgage Note;

          (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an Assignment of Mortgage is required to be recorded as set forth below, the Depositor has delivered to the Custodian on behalf of the Trustee a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable,
satisfying  the  requirements  of  clause  (ii),   (iii),  (iv)  or  (v)  above,


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

respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to either the Servicer or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Custodian on behalf of the Trustee, in the case of clause (ii),
(iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Custodian on behalf of the Trustee
(1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Custodian. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date. Exhibit L attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Custodian on the Trustee's behalf will cause the Servicer to deposit in the


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

Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

     Section 2.02 Acceptance by the Custodian of the Mortgage Loans. Subject to the provisions of the following paragraph, the Custodian, as agent for the Trustee, will hold the documents referred to in Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Custodian shall deliver to the Depositor, the Trustee and the Servicer a certification in the form attached hereto as Exhibit M hereto (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     Within 90 days after the execution and delivery of this Agreement, the Custodian shall review, on behalf of the Trustee, the Mortgage Files in its possession, and shall deliver to the Depositor, the Trustee and the Servicer a certification in the form attached hereto as Exhibit N (the "Final
Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b). In performing any such review, the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon.

     If, in the course of such review, the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01 or is omitted from such Mortgage File or if the Depositor, the Servicer, the Custodian or the Trustee discovers a breach by the Servicer, the Sponsor or the Depositor of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Servicer, the Sponsor, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the Servicer, the Sponsor or the Depositor, as applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Depositor, the Sponsor or the Servicer, as the case may be, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the Sponsor's or the Depositor's obligation, as the case may be, under the Mortgage Loan Purchase Agreement or this Agreement and cause the Depositor or the Sponsor to either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan.

     Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing Date unless the Depositor or the Sponsor, as the case may be, delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee or the Trust Estate, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     It is understood that the scope of the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice from the Depositor or the Servicer of a breach of any representation or warranty of the Depositor or the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Mortgage Loan Purchase Agreement and this Agreement for the benefit of the Certificateholders. In addition, if the Trustee receives written notice from the Depositor, the Servicer or the Sponsor of a breach of a representation with respect to a Mortgage Loan set forth in clauses (f), (nn) or (oo) of paragraph 3 of the Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). It is understood and agreed that, except for the payment of any Reimbursement Amount, the obligation of the Sponsor or the Depositor to cure or to repurchase any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

     With respect to the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Servicer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement and pay any Reimbursement Amount constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase Agreement.

     It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.04) under any circumstances.

     With respect to each Substitute Mortgage Loan the Sponsor or the Depositor, as the case may be, shall deliver to the Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the documents and agreements required by
Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor or the Sponsor has substituted a Substitute Mortgage Loan.

     The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to the Mortgage Loan Purchase Agreement and, if applicable, Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Custodian shall release the Mortgage File relating to such Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, without recourse, as shall be necessary to vest title in such Person, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Depositor or the Sponsor, substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such Person in a Loan group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in a Loan group substituted by such Person (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Servicer Custodial Account by the Depositor or the Sponsor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder. The Purchase Price of any repurchase and the Substitution Adjustment Amount, if any, shall be deposited in the Servicer Custodial Account. The Servicer shall give the Trustee written notice of such deposits.

     The Custodian on behalf of the Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Custodian on behalf of the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

     The Custodian shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or
(ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix). In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Custodian shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

     Section 2.03 Representations and Warranties of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

          (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this
     Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally or creditors of national banks and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the

     Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

          (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders.

     Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

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

          (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

          (iii) As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

          (iv) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation ss. 1.860G-2.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Custodian on the Trustee's behalf and shall inure to the benefit of the Certificateholders.

     Upon discovery by any of the Depositor, the Servicer or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Servicer for deposit to the Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

     Section 2.05 Designation of Interests in the REMICs.

     The Depositor hereby designates the Upper-Tier Regular Interests as "regular interests" and the Class UR Interest as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates (i) the Uncertificated Middle-Tier Regular Interests as classes of "regular interests" and the Class MR Interest as the single class of "residual interest" in the Middle-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively, and (ii) the Uncertificated Lower-Tier Regular Interests as classes of "regular interests" and the Class LR Interest as the single class of


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"residual  interest" in the  Lower-Tier  REMIC for the purposes of Code Sections
860G(a)(1) and 860G(a)(2), respectively.

     Section 2.06 Designation of Start-up Day.

     The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC is the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest maturity date.

     Section 2.08 Execution and Delivery of Certificates.

     The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Regular Interests on behalf of the
Middle-Tier REMIC and the Certificateholders and that it holds the Uncertificated Middle-Tier Regular Interests on behalf of the Upper-Tier REMIC and the Certificateholders, and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates (other than the Exchangeable Certificates) in authorized denominations which, together with the Uncertificated Lower-Tier Interests and the Uncertificated Middle-Tier Interests, evidence ownership of the entire Trust Estate.

     Section 2.09 Establishment of the Trust.

     The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2007-5 Trust" and does hereby appoint Wells Fargo Bank, N.A. as Trustee in accordance with the provisions of this Agreement.

     Section 2.10 Purpose and Powers of the Trust.

     The purpose of the common law trust, as created hereunder, is to engage in the following activities:

     (a) to acquire and hold the Mortgage Loans and the other assets of the Trust Estate and the proceeds therefrom;

     (b) to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

     (c) to make payments on the Certificates;



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     (d)  to  engage  in  those  activities  that  are  necessary,  suitable  or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders.

     The trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in
Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.23. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments or agreements of satisfaction, cancellation,


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default, assumption,  modification,  discharge, partial or full release, and all other comparable instruments and agreements, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. To the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence, the Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer. Alternatively, upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any additional powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

     (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage


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Loan. Such enforcement,  including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

     (e) Notwithstanding the foregoing, to the extent the Servicer engages any affiliate or third party vendor, including any Subservicer, in connection with the performance of any of its duties under this Agreement, the Servicer shall immediately notify the Depositor in writing of such engagement. To the extent the Depositor notifies the Servicer and the Trustee that it has determined that any such affiliate, third party vendor or Subservicer is a Servicing Function Participant, the Servicer shall cause such Servicing Function Participant to prepare a separate assessment and attestation report, as contemplated by Section
3.19 of this  Agreement  and deliver  such report to the Trustee as set forth in
Section 3.22 of this Agreement. In addition, to the extent the Depositor notifies the Servicer and the Trustee that it has determined that any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i), (ii) or
(iii) of Regulation AB (an "Additional Servicer"), the Servicer shall cause such Additional Servicer to prepare a separate compliance statement as contemplated by Section 3.20 of this Agreement and deliver such statement to the Trustee as set forth in Section 3.22 of this Agreement. In addition, if the Depositor determines any such Servicing Function Participant would be a "servicer" within the meaning of Item 1101 of Regulation AB, the Servicer shall cause such Servicing Function Participant to provide the Depositor and the Trustee the information required by Section 1108(b) and 1108(c) of Regulation AB within two Business Days following such engagement. To the extent the Servicer terminates any such Servicing Function Participant that the Depositor has determined is a "servicer" within the meaning of Item 1101 of Regulation AB, the Servicer shall provide the Depositor and the Trustee the information required to enable the Trustee to accurately and timely report such event under Item 6.02 of Form 8-K (if the Trust's Exchange Act reporting requirements have not been suspended pursuant to Section 15(d) of the Exchange Act as set forth in 3.22(g)).

     Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or


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fraudulent acts committed by the Servicer's personnel,  any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and
insure  the  Servicer   against  losses  in  connection   with  the  release  or
satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of Fannie Mae or Freddie Mac.

     Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims; Collections of BPP Mortgage Loan Payments. (a) With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law that was originated with a Primary Mortgage Insurance Policy, the Servicer shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with Fannie Mae requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.14, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of


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such Primary  Mortgage  Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

     The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

     (b) The Servicer shall take all actions necessary to collect, on behalf of the Trust, any BPP Mortgage Loan Payments required to be made to the Trust pursuant to the Mortgage Loan Purchase Agreement.

     Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

     Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

     Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section
3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Sections 7.02 and 8.05. If the Servicer shall for any reason no longer be the Servicer (including by reason


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of any Event of  Default),  the Trustee or the  successor  Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

     The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of such predecessor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Servicer (or the Trust if the predecessor Servicer is unable to fulfill its obligations hereunder) for all Servicing Transfer Costs.

     Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; Certificate Account and Reserve Fund. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

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


     (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

          (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a), and other than any Excess Proceeds and
     (B) any  Insurance  Proceeds  released from an Escrow  Account  pursuant to
     Section 3.09(b)(iv);

          (iv) any amount  required to be deposited by the Servicer  pursuant to
     Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account; (v) any amounts required to be deposited by the Servicer pursuant to Section 3.14;

          (vi) all related Purchase Prices, all Substitution Adjustment Amounts and all Reimbursement Amounts, to the extent received by the Servicer;

          (vii) Periodic Advances made by the Servicer pursuant to Section 3.20 and any Compensating Interest;

          (viii) any Recoveries; and

          (ix) any other amounts required to be deposited hereunder.

     The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others; provided that such commingling of funds shall not be permitted at any time during which Fitch's senior long-term unsecured debt rating of BANA is below "A." Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

     (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account, which shall be deemed to consist of eleven sub-accounts. The creation of the Certificate Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Depositor and the Servicer. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

          (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

     If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the Servicer.

     (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer, in the case of the Servicer Custodial Account, or the Trustee, in the case of the Certificate Account, in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Servicer Custodial Account Reinvestment Income shall be for the benefit of the Servicer as part of its Servicing Compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

     (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

     (f) The Trustee shall designate each of the Lower-Tier Certificate Sub-Account, Middle-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account as a sub-account of the Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, be deemed to deposit into the Lower-Tier Certificate Sub-Account, all funds on deposit in the Loan Group 1 Sub-Account, the Loan Group 2 Sub-Account, the Loan Group 3 Sub-Account, the Loan Group 4 Sub-Account, the Loan Group 5 Sub-Account, the Loan Group 6 Sub-Account and the Loan Group 7 Sub-Account and immediately thereafter, be deemed to distribute to the Middle-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount. The Trustee shall then immediately, from funds available in the Middle-Tier Certificate Sub-Account, be deemed to deposit into the Upper-Tier Certificate Sub-Account, the Middle-Tier Distribution Amount.

     (g) (i) The Trustee shall establish and maintain the Class 2-A-4 Reserve Fund and the Class 3-A-2 Reserve Fund, held in trust for the benefit of the Holders of the Class 2-A-4 and 3-A-2 Certificates. The Trustee shall deposit in the Class 2-A-4 Reserve Fund on the date received by it payments in respect of the Class 2-A-4 Interest Rate Cap Agreement, if any, received from the Cap Provider for the related Distribution Date. The Trustee shall deposit in the Class 3-A-2 Reserve Fund on the date received by it payments in respect of the Class 3-A-2 Interest Rate Cap Agreement, if any, received from the Cap Provider for the related Distribution Date. Funds on deposit in the Class 2-A-4 Reserve Fund and the Class 3-A-2 Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall withdraw from the Class 2-A-4 Reserve Fund and the Class 3-A-2 Reserve Fund the related Interest Rate Cap Agreement payment, if any, received in respect of such Distribution Date and shall distribute such amount to the Class 2-A-4 and 3-A-2 Certificates, respectively.

          (ii) For federal and state income tax purposes, the Holders of the Class 2-A-4 Certificates will be deemed to be the owners of the Class 2-A-4 Reserve Fund and the Class 2-A-4 Interest Rate Cap Agreement, and the Class 2-A-4 Reserve Fund and the Class 2-A-4 Interest Rate Cap Agreement will be assets of the Class 2-A-4 Grantor Trust as provided in Section 5.12. For federal and state income tax purposes, the Holders of the Class 3-A-2

     Certificates will be deemed to be the owners of the Class 3-A-2 Reserve Fund and the Class 3-A-2 Interest Rate Cap Agreement, and the Class 3-A-2 Reserve Fund and the Class 3-A-2 Interest Rate Cap Agreement will be assets of the Class 3-A-2 Grantor Trust as provided in Section 5.12. The Class 2-A-4 Reserve Fund and the Class 3-A-2 Reserve Fund and Interest Rate Cap Agreements will not be assets of any REMIC created hereunder, and any payments to the Class 2-A-4 and Class 3-A-2 Certificates from the Class 2-A-4 Reserve Fund and the Class 3-A-2 Reserve Fund will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code
     Section 860G(a)(1). The Class 2-A-4 Reserve Fund and the Class 3-A-2 Reserve Fund are each an "outside reserve fund" within the meaning of Treasury Regulations ss. 1.860G-2(h) that is owned by the Holders of the Class 2-A-4 and Class 3-A-2 Certificates, respectively.

          (iii) In addition, the Trustee shall account for the rights of the Class 2-A-4 and Class 3-A-2 Certificates to receive amounts in respect of the Interest Rate Cap Agreements as a right in separate limited recourse interest rate cap contracts written by the applicable Cap Provider in favor of the Class 2-A-4 and Class 3-A-2 Certificates, respectively. Thus, for tax purposes, each Class 2-A-4 and Class 3-A-2 Certificate shall be treated as representing not only ownership of a "regular interest" in the related REMIC within the meaning of Code Section 860G(a)(1), but also ownership of an interest in a notional principal contract.

     For federal tax return and information reporting purposes, the right of the Holders of the Class 2-A-4 and Class 3-A-2 Certificates to receive payments under the respective Interest Rate Cap Agreements shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

     (h) With respect to any remittance received by the Trustee after the day on which such payment was due, the Servicer shall pay to the Trustee interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Certificate Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default. Any payment pursuant to this paragraph made by the Servicer to the Trustee shall be from the Servicer's own funds, without reimbursement therefor.

     Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "Bank of America, National Association, in trust for registered holders of Banc of America Funding 2007-5 Trust Mortgage Pass-Through Certificates, Series 2007-5 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein:
(i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

     (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

     (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

     Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

          (i) to pay to the Servicer (to the extent not previously retained), the Servicing Compensation to which it is entitled pursuant to Section 3.18;

          (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) (including amounts received in respect of BPP Mortgage Loan Payments for such Mortgage Loan) in respect of which any such Advance was made;

          (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans contributing to the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

          (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

          (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

          (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

          (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

          (viii) on or prior to the Remittance Date, to withdraw an amount equal to the aggregate Pool Distribution Amount for all Loan Groups for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

          (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii), (iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group.

Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance. The Servicer shall notify the Depositor and the Trustee of the amount, purpose and party paid pursuant to clause (vi) above.

     (b) The Trustee shall be deemed to withdraw funds from the applicable Certificate Account sub-accounts for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account and any other amounts due to it under this Agreement for the related Distribution Date;

          (ii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

          (iii) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 10.01.

     The Trustee shall notify the Depositor and the Servicer of the amount and purpose of any payments made pursuant to clause (ii) above (other than any earnings or investment income with respect to funds in the Certificate Account).

     (c) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Upper Tier Interests and the Class 1-A-R Certificate (in respect of the Class UR Interest) as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

     Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of Fannie Mae or Freddie Mac. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days' prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

     The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with Fannie Mae requirements.

     Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards,
(B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section
3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section
3.12 and the amount paid under such blanket policy.

     Section 3.13 [Reserved].

     Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.14, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.14(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.14(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.14 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.14(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage or if an instrument of release is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument, the Servicer shall execute an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the Officer's Certificate described in the previous sentence and the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional Servicing Fee.

     Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property. Subject to Section 3.23, the Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

     If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, and received an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such

Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code,
(ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or
(iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

     The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

     The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Interest Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional Servicing Fee pursuant to Section 3.18.

     Section 3.16 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee and the Custodian by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the

Trustee, the Custodian and the Servicer). Upon receipt of such request, the Custodian shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall deliver to the Servicer the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian shall, upon delivery to the Custodian of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Custodian a Request for Release, signed by a Servicing Officer.

     Upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer shall give an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.17 Documents, Records and Funds in Possession of the Servicer to Be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement.

The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

     Section 3.18 Servicing Fee. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date; provided, however, that the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

     Any additional Servicing Fee shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Section 3.19 Advances. The Servicer shall determine on or before each Remittance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Remittance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan contributing to such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Remittance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.19 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Remittance Date no later than the related Remittance Date.

     The Servicer shall deliver to the Trustee on the related Remittance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

     Section 3.20 Annual Statement as to Compliance. The Trustee and the Servicer shall deliver, and the Servicer shall cause each Additional Servicer engaged by it to deliver, in electronic form or otherwise make available to the Depositor, the Trustee and each Rating Agency on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), followed by a hard copy within 10 calendar days, commencing in March 2008, a certificate in the form required by Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Trustee, the Servicer or the Additional Servicer, as the case may be, has reviewed (or a review has been made under his or her supervision of) such party's activities under this Agreement or such other applicable agreement in the case of an Additional Servicer, during the prior calendar year or portion thereof and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout the prior calendar year or portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such certificate, the Depositor shall review such certificate and, if applicable, consult with the Servicer and the Trustee as to the nature of any failure to fulfill any obligation under the Agreement, or such other applicable agreement in the case of an Additional Servicer, in any material respect.

     In the event the Servicer or the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Servicer or the Trustee was subject to this Agreement or such applicable agreement in the case of an Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement.

     Section 3.21 Assessments of Servicing Compliance; Registered Public Accounting Firm Attestation Reports. (a) Each of the Servicer, the Trustee and the Custodian, at its own expense, shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at such party's expense, to the Trustee and the Depositor in electronic form, not later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), followed by a hard copy within 10 calendar days, commencing in March 2008, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to it, (C) such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22, including, if there has been any material instance of noncompliance with the Servicing Criteria applicable to it, an identification of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Servicing Criteria applicable to such party as of and for such period; provided, however that no such assessment shall be required with respect to any Servicing Function Participant who would not be considered a separate "party participating in the servicing function" for purposes of Item 1122 of Regulation AB, as then interpreted by the Securities and Exchange Commission. In the event of any disagreement among any of the parties hereto regarding the application of the Securities and Exchange Commission's interpretation to a particular Servicing Function Participant, the determination of the Servicer shall be binding.

     Within 10 calendar days of receipt of such Assessments of Compliance, the Trustee shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit P and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year; provided, however, the Custodian shall deliver to the Depositor on or before March 15th of any such year in which the Custodian is not required to deliver an Assessment of Compliance with respect to any other transaction for which the Depositor is the depositor, a copy of the Assessment of Compliance for the preceding fiscal year prepared by the Custodian relating to the Custodian's servicing platform with respect to asset-backed securities that are backed by assets of the type backing the Offered Certificates.

     (b) Each of the Servicer and the Trustee and the Custodian, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it from which an assessment of servicing compliance is required pursuant to
Section 3.21(a), at such party's expense, to cause, not later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period), commencing in March 2008, a registered public accounting firm (which may also render other services to the Servicer, the Trustee, the Custodian or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish electronically a report to the Depositor (with a hard copy to follow within 10 calendar days), to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Servicing Criteria applicable to it, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's assessment of compliance with the Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's registration statement on Form S-3 relating to the Offered Certificates and the Form 10-K for the Trust.

     Within 10 calendar days of receipt of such Attestation Reports, the Trustee shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions. None of the Servicer, the Trustee or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year; provided, however, the Custodian shall deliver to the Depositor on or before March 15th of any such year in which the Custodian is required to deliver an Assessment of Compliance pursuant to the proviso in the last paragraph of
Section 3.21(a), a copy of an attestation report relating to such Assessment of Compliance.

     (c) No later than 30 days following the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, (i) the Servicer shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant, (ii) the Trustee shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant and
(iii) the Custodian shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant, in each case to the extent of any change from the prior year's notice, if any.

     Section 3.22 Reports to the Securities and Exchange Commission. (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor to enable the Depositor to satisfy its reporting requirements under the Exchange Act and the parties hereto shall reasonably cooperate to enable the Securities and Exchange Commission requirements with respect to the Depositor to be met in the event that the Securities and Exchange Commission issues additional interpretive guidelines or promulgates rules or regulations, or in the event of any other change of law that would require reporting arrangements or the allocation of responsibilities with respect thereto, as described in this Section 3.22, to be conducted or allocated in a different manner. Without limiting the generality of the foregoing, the Trustee shall prepare on behalf of the Depositor any Current Reports on Form 8-K (each, a "Form 8-K"), Distribution Reports on Form 10-D (each, a "Form 10-D") and Annual Reports on Form 10-K (each, a "Form 10-K") as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder, the Depositor shall sign such forms and the Trustee shall file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Depositor. Notwithstanding the foregoing, the Depositor shall file the Form 8-Ks in connection with the issuance of the Certificates.

     (b) Each Form 10-D shall be filed by the Trustee within 15 days after each Distribution Date and will include a copy of the monthly statement to Certificateholders delivered pursuant to Section 5.05(b) (each, a "Distribution Date Statement") for such Distribution Date as an exhibit thereto. In addition, the Trustee shall include under Item 1 of each Form 10-D any information required by Item 1121 of Regulation AB to the extent relevant that is not included on the Distribution Date Statement. Any information in addition to the Distribution Date Statement and any other information required by Item 1121 of Regulation AB ("Additional Form 10-D Information") shall be determined by the party preparing such information as set forth on Exhibit Q hereto and the Trustee shall compile such information pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Information, except to the extent of its obligations as set forth in the next paragraph.

     As set forth on Exhibit Q hereto, within 5 calendar days after the related Distribution Date, certain parties hereto shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to (443) 367-3307) and the Depositor, to the extent known by such parties, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Trustee and such party, (i) any Additional Form 10-D Information, if applicable and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Information (other than with respect to Additional Form 10-D Information provided by the Trustee). The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Information on Form 10-D pursuant to this paragraph, including converting any such information to an EDGAR-compatible format.

     After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor for review no later than the 10th calendar day after the Distribution Date. Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date, the Depositor shall notify the Trustee in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval by the due date specified herein, the Trustee shall be entitled to assume that such Form 10-D is in final form and may proceed with the execution and filing of the Form 10-D. No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to immediately follow) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby instructs the Trustee, with respect to each Form 10-D to check "yes" for each item unless the Trustee has received timely prior written notice from the Depositor no later than the 5th calendar day after the Distribution Date that the answer should be "no" for an item. Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trustee. The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or before 90 days after the end of each fiscal year of the Trust (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission) (the "10-K Filing Deadline") commencing in 2008, the Trustee shall file a Form 10-K, in form and substance as required by applicable law or applicable Securities and Exchange
Commission staff interpretations. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement: (i) an annual compliance statement for the Trustee, the Servicer and each Additional Servicer, as described under Section 3.20, (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for the Servicer, the Trustee, the Custodian and each Servicing Function Participant, as described under
Section  3.21,  and (B) if the  Servicer's,  the  Trustee's  or  each  Servicing
Function Participant's report on assessment of compliance with Servicing Criteria described under Section 3.21 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation; provided, however, that the Trustee, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause (ii) or Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB; thereof, as the case may be, (iii)(A) the registered public accounting firm attestation report for the Servicer, the Trustee, the Custodian and each Servicing Function Participant, as described under Section 3.21, and (B) if any registered public accounting firm attestation report described under Section 3.21 identifies any material instance of noncompliance or is not included, disclosure identifying such instance of noncompliance or disclosure that such report is not included and an explanation thereof, as the case may be, and (iv) a Certification as described in this
Section 3.22(c). Any information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Information") shall be prepared by the party responsible for preparing such information as set forth on Exhibit R hereto and the Trustee shall compile such information pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Information, except to the extent of its obligations as set forth in the next paragraph.

     As set forth on Exhibit R hereto, no later than March 1st of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2008, certain parties to this Agreement shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to (443) 367-3307) and the Depositor, to the extent known by such applicable parties, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Trustee and such party, (i) any Additional Form 10-K Information, if applicable and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Information (other than with respect to Additional Form 10-K Information provided by the Trustee). The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Information on Form 10-K pursuant to this paragraph, including converting any such information to an EDGAR-compatible format.

     After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor for review. No later than the close of business on the fourth Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K, together with a signed copy of the certification (the "Certification") attached hereto as Exhibit O and required to be included with each Form 10-K pursuant to the Sarbanes-Oxley Act of 2002, as amended (with an original executed hard copy of each to follow by overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Trustee that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Trustee in writing, no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to either question should be "no." The Trustee shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trustee. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(c) relating to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 3.22, Section 3.20 and
Section 3.21. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Trustee shall provide to the Depositor, on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period), followed by a hard copy within 10 days, commencing in March 2008, and otherwise within a reasonable period of time upon request, a certification in the form attached hereto as Exhibit T. In the event the Trustee is terminated or resigns pursuant to the terms of this Agreement, such Trustee shall provide a certification in the form attached hereto as Exhibit T with respect to the period of time it was subject to this Agreement. In addition, the Trustee shall indemnify and hold harmless the Depositor, the Servicer and the Sponsor and their officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in (i) the assessment of compliance with the Servicing Criteria pursuant to Section 3.19 provided by Trustee or any Servicing Function Participant appointed by the Trustee and (ii) the certification provided by the Trustee pursuant to this Section 3.22(c), any breach of the obligations under Sections 3.19 and 3.22(c) of the Trustee or any Servicing Function Participant appointed by the Trustee or the Trustee's or such Servicing Function
Participant's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, the Servicer and the Sponsor and their officers, directors and affiliates, then the Trustee agrees that it shall contribute to the amount paid or payable by the Depositor, the Servicer and the Sponsor, any of their officers, directors or affiliates as a result of the losses, claims, damages or liabilities of the Depositor, the Servicer or the

Sponsor, any of their officers, directors or affiliates in such proportion as is appropriate to reflect the relative fault of the Depositor, the Servicer and the Sponsor and each of their officers, directors and affiliates on the one hand and the Trustee on the other in connection with a breach of the Trustee's obligations under this Section 3.22(c) or the Trustee's negligence, bad faith or willful misconduct in connection therewith.

     (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and also if requested by the Depositor, the Trustee shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any information related to a Reportable Event or that is otherwise required to be included on Form 8-K (such information, "Form 8-K Information") shall be reported to the Depositor and the Trustee by the parties set forth on Exhibit S hereto and compiled by the Trustee pursuant to the following paragraph. The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Information or any Form 8-K, except to the extent of its obligations as set forth in the next paragraph.

     As set forth on Exhibit S hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than 12:00 noon on the second Business Day after the occurrence of a Reportable Event certain parties to this Agreement shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to (443) 367-3307) and to the Depositor and the Trustee, to the extent known by such applicable parties, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Trustee and such party, (i) any Form 8-K Information, if applicable and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 8-K Information (other than with respect to Additional Form 8-K Information provided by the Trustee). The Depositor will be responsible for all reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Information on Form 8-K pursuant to this paragraph, including converting any such information to an EDGAR-compatible format.

     After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review, verification and execution by the Depositor. No later than 12:00 noon on the fourth Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee. Promptly (but no later than one Business Day) after filing with the Securities and Exchange Commission, the Trustee will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by it. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(e). The Depositor acknowledges that the performance by the Trustee of its duties under this
Section 3.22(d) related to the timely preparation and filing of Form 8-K is contingent upon the parties to this Agreement and any other Person obligated to provide Form 8-K Information as set forth on Exhibit S hereto, observing all applicable deadlines in the performance of their duties under this Section

3.22(d). The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (e) In the event that the Trustee is unable to timely file with the Securities and Exchange Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Depositor. In the case of Form 10-D and Form 10-K, the Depositor, Servicer and Trustee will cooperate to prepare and file a Form 12b-25 pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all information required to be included on Form 8-K, and upon approval and direction of the Depositor, include such disclosure in the filing of such Form 8-K or include such disclosure on the next Form 10-D. Within 5 calendar days following the original due date of the Form 10-D, the Trustee shall prepare and file the related Form 10-D. Within 15 calendar days following the original due date of the Form 10-K, the Trustee shall prepare and file the related Form 10-K. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, Form 10-D or Form 10-K is required will notify the Depositor and the Trustee and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 12b-25 or any amendment to Form 10-D or Form 10-K shall be signed by a senior officer in charge of securitization of the Depositor. Any amendment to Form 8-K or any Form 15 (as described in Section 3.22(g)) shall be signed by an officer of the Depositor. The Depositor and Servicer acknowledge that the performance by the Trustee of its duties under this Section 3.22(e) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon the Servicer and the Depositor performing their duties under this Section. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Trustee's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto (other than the Trustee or any Servicing Function Participant utilized by the Trustee) needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (f) Upon any filing with the Securities and Exchange Commission, the Trustee shall promptly make available to the Depositor a copy of any such executed report, statement or information.

     (g) The obligations set forth in paragraphs (a) through (f) of this Section shall only apply with respect to periods for which the Trustee is obligated to file reports on Form 8-K, 10-D or 10-K. Unless otherwise instructed by the Depositor, on or prior to January 30th of the first year in which the Trustee is permitted to do so under Section 15(d) of the Exchange Act and other applicable law and regulations, the Trustee shall prepare and file with the Securities and

Exchange Commission a Form 15 Suspension Notification with respect to the Trust, with a copy to the Depositor. At any time after the filing of a Form 15 Suspension Notification, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 8-K, Form 10-D and 10-K as required pursuant to this Section and the parties hereto will again have the obligations set forth in paragraphs (a) through (f) of this Section.

     (h) The Depositor, the Trustee and the Servicer shall notify the Depositor and the Trustee of any proceedings of the type described in Item 1117 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof. In addition, the Depositor, the Trustee and the Servicer shall notify the Depositor and the Trustee of any affiliations or relationships that develop following the Closing Date between the Depositor, the Trustee or the Servicer and any of parties listed in Item 1119 of Regulation AB, together with a description thereof, within five Business Days of any such party's knowledge thereof.

     Section 3.23 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.23, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

     (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.14, which waiver, if any, shall be governed by Section 3.14), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

          (i) forgive principal owing under such Mortgage Loan or permanently reduce the interest rate on such Mortgage Loan;

               (ii) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

               (iii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iv) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in the case of clauses (ii) through (iv) above, (A) such Mortgage Loan is 90 days or more past due or (B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of any of the Upper-Tier REMIC, the Middle-Tier REMIC or the Lower-Tier REMIC. Notwithstanding the foregoing, no Opinion of Counsel need be delivered if the purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a partial Principal Prepayment; provided that the Mortgage Loan is fully amortized by its original maturity date. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

     (c) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional Servicing Compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional Servicing Compensation.

     (d) The Servicer shall notify the Depositor and the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business
Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

     Section 4.01 Servicer's Certificate.

     Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business
Day), the Servicer shall deliver to the Trustee, the Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in the Servicer's Certificate delivered by the Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                   ARTICLE V

               PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;REMIC
                                 ADMINISTRATION

     Section 5.01 Distributions.

     On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute or be deemed to distribute out of the Certificate Account, the Exchangeable Certificates Grantor Trust Account, the Lower-Tier Certificate Sub-Account, the Middle-Tier Certificate Sub-Account or the Upper-Tier Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02.

     None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section 5.02 Priorities of Distributions on the Certificates.

     (a) On each Distribution Date, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Servicer and the Trustee pursuant to Section 3.08(d) and Section 3.11 and shall pay such funds to itself, the Servicer and the Trustee, as applicable, and (2) based solely on the information contained in the Servicer's Certificate, the Pool Distribution Amount for the related Loan Group, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests, and then to the Uncertificated Middle-Tier Interests as specified in this Section 5.02(a) and then to distributions on the Certificates, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1, paying Group 2 solely from the Pool Distribution Amount for Loan Group 2, paying Group 3 solely from the Pool
Distribution  Amount  for Loan  Group  3,  paying  Group 4 solely  from the Pool
Distribution  Amount  for Loan  Group  4,  paying  Group 5 solely  from the Pool
Distribution  Amount  for Loan  Group  5,  paying  Group 6 solely  from the Pool
Distribution Amount for Loan Group 6, paying Group 7 solely from the Pool Distribution Amount for Loan Group 7, paying the Class X-B Certificates from the remaining combined Pool Distribution Amounts from the Crossed Loan Group and paying the Class 7-B Certificates from the remaining Pool Distribution Amount from Loan Group 7 in the following order of priority and to the extent of such funds:

          (i) concurrently, to each Class of Senior Certificates and each Non-PO Component of such Group, an amount allocable to interest equal to the Interest Distribution Amount for each such Class and the Component Interest Distribution Amount for each such Non-PO Component and any shortfall being allocated among such Classes and Components in proportion to the amount of the Interest Distribution Amount or Component Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class C-A-5-1 and Class C-A-5-2 Components will instead be distributed in reduction of the Component Balances of the Components specified in Section 5.02(b);

          (ii) (a) concurrently, in the case of Group 1 (x) to the Senior Non-PO Certificates of Group 1 and (y) to the Class 1-A-PO Component, pro rata, based on the Senior Principal Distribution Amount for Group 1 and applicable PO Principal Amount, (1) to the Senior Non-PO Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for Loan Group 1, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (2) to the Class 1-A-PO Component, up to the applicable PO Principal Amount, (b) in the case of Group 2, to the Senior Non-PO Certificates and Non-PO Components of Group 2, in an aggregate amount up to the Senior Principal Distribution for Loan Group 2, such distribution to be allocated among such Classes and Components in accordance with Section 5.02(b), (c) in the case of Group 3, to the Senior Non-PO Certificates and Non-PO Components of Group 3, in an aggregate amount up to the Senior Principal Distribution for Loan Group 3, such distribution to be allocated among such Classes and Components in accordance with Section 5.02(b), (d) in the case of Group 4, to the Senior Non-PO Certificates and Non-PO Components of Group 4, in an aggregate amount up to the Senior Principal Distribution for Loan Group 4, such distribution to be allocated among such Classes and Components in accordance with Section 5.02(b), (e) concurrently, in the case of Group 5,
     (x) to the Senior Non-PO Certificates of Group 5 and (y) to the Class 5-A-PO Component, pro rata, based on their respective Senior Principal Distribution Amount and applicable PO Principal Amount, (1) to the Senior Non-PO Certificates of Group 5, in an aggregate amount up to the Senior Principal Distribution Amount for Loan Group 5, such distribution to be allocated among such Classes and Components in accordance with Section 5.02(b) and (2) to the Class 5-A-PO Component, up to the applicable PO
     Principal Amount, (f) in the case of Group 6, to the Senior Non-PO Certificates and Non-PO Components of Group 6, in an aggregate amount up to the Senior Principal Distribution for Loan Group 6, such distribution to be allocated among such Classes and Components in accordance with Section 5.02(b), (g) concurrently, in the case of Group 7, (x) to the Senior Non-PO Certificates and Non-PO Components of Group 7 and (y) to the Class 7-A-PO Component, pro rata, based on their respective Senior Principal Distribution Amount and applicable PO Principal Amount, (1) to the Senior Non-PO Certificates of Group 7, in an aggregate amount up to the Senior Principal Distribution Amount for Loan Group 7, such distribution to be allocated among such Classes and Components in accordance with Section 5.02(b) and (2) to the Class 7-A-PO Component, up to the applicable PO Principal Amount;

          (iii) (a) with respect to Group 1 and Group 5, to the PO Component of each Related Group, to pay any applicable PO Deferred Amounts (after giving effect to the distribution to such PO Component of the PO Recovery for the related Loan Group), up to the Subordinate Principal Distribution Amounts for the Crossed Loan Groups from amounts otherwise distributable to the Class X-B Certificates, first to the Class X-B-6 Certificates pursuant to clause (iv)(A)(12) below, second to the Class X-B-5 Certificates, pursuant to clause (iv)(A)(10) below, third to the Class X-B-4 Certificates, pursuant to clause (iv)(A)(8) below, fourth to the Class X-B-3 Certificates, pursuant to clause (iv)(A)(6) below, fifth to the Class X-B-2 Certificates, pursuant to clause (iv)(A)(4) below and finally to the Class X-B-1 Certificates, pursuant to clause (iv)(A)(2) below and (b) with respect to Group 7, to the Class 7-A-PO Component, to pay any applicable PO

     Deferred Amounts (after giving effect to the distribution to the Class 7-A-PO Component of the PO Recovery for Loan Group 7), up to the Subordinate Principal Distribution Amount for the Loan Group 7 from amounts otherwise distributable to the Class X-B Certificates, first to the Class 7-B-6 Certificates pursuant to clause (iv)(B)(12) below, second to the Class 7-B-5 Certificates, pursuant to clause (iv)(B)(10) below, third to the Class 7-B-4 Certificates, pursuant to clause (iv)(B)(8) below, fourth to the Class 7-B-3 Certificates, pursuant to clause (iv)(B)(6) below, fifth to the Class 7-B-2 Certificates, pursuant to clause (iv)(B)(4) below and finally to the Class 7-B-1 Certificates, pursuant to clause (iv)(B)(2) below;

          (iv) concurrently, as follows:

               (A) to each Class of Class X-B Certificates, subject to paragraph
          (d) below, in the following order of priority:

               (1) to the Class X-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (2) to the Class X-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (3) to the Class X-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (4) to the Class X-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (5) to the Class X-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (6) to the Class X-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (7) to the Class X-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (8) to the Class X-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (9) to the Class X-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (10) to the Class X-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (11) to the Class X-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

               (12) to the Class X-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (B) to each Class of Class 7-B Certificates, subject to paragraph
          (d) below, in the following order of priority:

               (1) to the Class 7-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (2) to the Class 7-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Certificate Balance thereof has been reduced to zero;

               (3) to the Class 7-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (4) to the Class 7-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Certificate Balance thereof has been reduced to zero;

               (5) to the Class 7-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (6) to the Class 7-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Certificate Balance thereof has been reduced to zero;

               (7) to the Class 7-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (8) to the Class 7-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Certificate Balance thereof has been reduced to zero;

               (9) to the Class 7-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (10) to the Class 7-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Certificate Balance thereof has been reduced to zero;

               (11) to the Class 7-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

               (12) to the Class 7-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date, until the Class Certificate Balance thereof has been reduced to zero;

          (v) to the Holder of the Class 1-A-R Certificate (in respect of the Class UR Interest, the Class MR Interest or the Class LR Interest, as applicable), any amounts remaining in the Upper-Tier Certificate Sub-Account, the Middle-Tier Certificate Sub-Account and the Lower-Tier Certificate Sub-Account and any remaining Pool Distribution Amounts.

     No Class of Certificates or Components will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" or clause (ii) of the definition of "Component Interest Distribution Amount" after its Class Certificate Balance, Component Balance or Notional Amount, as the case may be, has been reduced to zero.

     All distributions in respect of the Interest Distribution Amount for a Class or the Component Interest Distribution Amount for a Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," or "Component Interest Distribution Amount," as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

     On each Distribution Date, the Trustee shall distribute any Reimbursement Amount received with respect to a Loan Group sequentially to each related Class of Certificates then outstanding which bore the loss to which such Reimbursement Amount relates, beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any

Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Pool Distribution Amount for the applicable Loan Group.

     On each Distribution Date, the Trustee shall distribute any PO Recovery to the Holders of the Class A-PO Certificates.

     In the event that on any Distribution Date, the Subordinate Principal Distribution Amounts for the Crossed Loan Groups are insufficient to reduce the PO Deferred Amounts of the Class 1-A-PO Component and Class 5-A-PO Component to zero, the amount that is available shall be distributed among such Components pro rata based on the PO Deferred Amounts.

     Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, Uncertificated Accrued Interest shall be deemed distributed in respect of the Uncertificated Lower-Tier Interests (other than the Class 1-LPO Interest, the Class 5-LPO Interest and the Class 7-LPO Interest) at the Uncertificated Lower-Tier REMIC Pass-Through Rate thereon, plus any amounts in respect thereof remaining unpaid from previous Distribution Dates. For purposes of calculating Uncertificated Accrued Interest in respect of each Uncertificated Lower-Tier Interest and any Distribution Date, Non-Supported Interest Shortfalls and Relief Act Reductions with respect to the Mortgage Loans shall be allocated to the related Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest. Any Non-Supported Interest Shortfalls and Relief Act Reductions allocated to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to the Crossed Loan Group in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1," "2," "3," "4," "5" and "6" and (b) from Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan Group 7 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "7."

     All distributions of principal shall be made first to the Class 1-LPO Interest, Class 5-A-PO Interest and Class 7-A-PO Interest so as to keep the Uncertificated Balances thereof at all times equal to the Component Balance of the Class 1-A-PO, Class 5-A-PO and Class 7-A-PO Components, respectively; second, to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest, the Class 4-LS Interest, the Class 5-LS Interest and the Class 6-LS Interest so as to keep the Uncertificated Balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest, the Class 4-LS Interest, the Class 5-LS Interest and the Class 6-LS Interest, such that the Subordinate Balance Ratio is maintained), and third, any remaining principal to the Class 1-L Interest, Class 2-L Interest, Class 3-L Interest, Class 4-L Interest, Class 5-L Interest, Class 6-L Interest and Class 7-L Interest. Any distributions of principal made to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made from the Group 1 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "1," from the Group 2 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "2," from Group 3 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "3," from the Group 4 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "4," from the Group 5 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "5," from the Group 6 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "6" and from the Group 7
Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "7."

     Realized Losses with respect to the Loan Groups shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LPO Interest, Class 5-LPO Interest and Class 7-LPO Interest so as to keep the Uncertificated Balances thereof at all times equal to the Component Balance of the Class 1-A-PO, Class 5-A-PO and Class 7-A-PO Components, respectively; second, to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest, the Class 4-LS Interest, the Class 5-LS Interest and the Class 6-LS Interest so as to keep the Uncertificated Balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5 and Loan Group 6, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of Realized Losses shall be allocated to the Class 1-LS Interest, the Class 2-LS Interest, the Class 3-LS Interest, the Class 4-LS Interest, the Class 5-LS Interest and the Class 6-LS Interest such that the Subordinate Balance Ratio is maintained); and third, the remaining Realized Losses shall be allocated to the Class 1-L Interest, Class 2-L Interest, Class 3-L Interest, Class 4-L Interest, Class 5-L Interest, Class 6-L Interest and Class 7-L Interest. Any Realized Losses allocated to the Uncertificated
Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "3," from Realized Losses allocated to the Group 4 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "4," from Realized Losses allocated to the Group 5 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "5," from Realized Losses allocated to the Group 6 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "6" and from Realized Losses allocated to the Group 7 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "7."

     Recoveries and Reimbursement Amounts received with respect to the Loan Groups shall be applied to the Uncertificated Lower-Tier Interests in a manner analogous to the application of Realized Losses to the Uncertificated Lower-Tier Interests.

     As of any date, the aggregate Uncertificated Balance of the Class 1-L and Class 1-LS Interest shall equal the Pool Principal Balance (Non-PO Portion) of Loan Group 1. As of any date, the aggregate Uncertificated Balance of the Class 2-L and Class 2-LS Interest shall equal the Pool Principal Balance (Non-PO Portion) of Loan Group 2. As of any date, the aggregate Uncertificated Balance of the Class 3-L and Class 3-LS Interest shall equal the Pool Principal Balance (Non-PO Portion) of Loan Group 3. As of any date, the aggregate Uncertificated Balance of the Class 4-L and Class 4-LS Interest shall equal the Pool Principal Balance (Non-PO Portion) of Loan Group 4. As of any date, the aggregate Uncertificated Balance of the Class 5-L and Class 5-LS Interest shall equal the Pool Principal Balance (Non-PO Portion) of Loan Group 5. As of any date, the aggregate Uncertificated Balance of the Class 6-L and Class 6-LS Interest shall equal the Pool Principal Balance (Non-PO Portion) of Loan Group 6. As of any date, the Uncertificated Balance of the Class 7-L Interest shall equal the Pool

Principal Balance (Non-PO Portion) of Loan Group 7. As of any date, the Uncertificated Balance of the Class 1-LPO Interest will be equal to the Component Balance of the Class 1-A-P02 Component. As of any date, the Uncertificated Balance of the Class 5-LPO Interest will be equal to the Component Balance of the Class 5-A-PO Component. As of any date, the Uncertificated Balance of the Class 7-LPO Interest will be equal to the Component Balance of the Class 7-A-PO Component.

     Amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

     Distributions on the Uncertificated Middle-Tier Interests. On each Distribution Date, each Uncertificated Middle-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Class or Classes of Certificates or Components as provided herein and shall have its principal balance increased in the event of Recoveries, the Class C-A-5-1 Accrual Distribution Amount and the Class C-A-5-2 Accrual Distribution Amount in an amount equal to any such increase in the Class Certificate Balance or Component Balance of the respective Corresponding Class or Classes of Certificates or Components. On each Distribution Date, each Uncertificated Middle-Tier Interest shall receive distributions in respect of interest based on its Uncertificated Middle-Tier REMIC Pass-Through Rate based on its Uncertificated Balance or Notional Amount in an amount equal to the Uncertificated Accrued Interest of such class, and any amounts undistributed from prior Distribution Dates, which amount shall equal the Interest Distribution Amount in respect of its Corresponding Class or Classes of Certificates or Components, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Middle-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Middle-Tier Distribution Amount."

     As of any date, the Uncertificated Balance or Notional Amount of each Uncertificated Middle-Tier Interest equals the aggregate of the Class Certificate Balances (with respect to the Exchangeable REMIC Certificates the Calculation Balance), Component Balances or Notional Amounts of the respective Corresponding Class or Classes of Certificates or Components or in the case of the Class MRI-2A2 Interest, the Class Certificate Balance of the Class 2-A-4 Certificates, in the case of the Class MRI-3A2 Interest, the Class Certificate Balance of the Class 3-A-2 Certificates and in the case of the Class MRI-4A1 Interest, the Class Certificate Balance of the Class 4-A-1 Certificates. The initial Uncertificated Balance of each Uncertificated Middle-Tier Interest equals the aggregate of the Initial Class Certificate Balances, Component Balances or Initial Notional Amounts of the respective Corresponding Class or Class of Certificates or Components or in the case of the Class MRI-2A2 Interest, the Initial Class Certificate Balance of the Class 2-A-4 Certificates, in the case of the Class MRI-3A2 Interest, the Initial Class Certificate Balance of the Class 3-A-2 Certificates and in the case of the Class MRI-4A1 Interest, the Initial Class Certificate Balance of the Class 4-A-1 Certificates.

     Distributions on the Upper-Tier Interests. Each Upper-Tier Regular Interest will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Certificate or Component to which it corresponds.

     (b) (i) With respect to Group 1:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for the Crossed Groups, the amount distributable to the Group 1 Senior Certificates pursuant to Section 5.02(a)(ii)(a)(1) for such Distribution Date, will be distributed, sequentially, as follows:

          first, to the Class 1-A-R Certificate, until its Class Certificate Balance has been reduced to zero; and

          second, concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, until their Class Certificate Balances have been reduced to zero;

          (ii) With respect to Group 2:

          I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class C-A-5-1 Component, the Class C-A-5-1 Accrual Distribution Amount will be allocated, sequentially, to the Class C-A-4-1 and Class C-A-5-1 Components, in that order, until their Calculation Balances have been reduced to zero.

          II. On each Distribution Date prior to the Senior Credit Support Depletion Date for the Crossed Groups, the amount distributable to the Group 2 Senior Certificates and Group 2 Components (other than any Exchangeable Certificates) pursuant to Section 5.02(a)(ii)(b) for such Distribution Date, will be distributed, sequentially, as follows:

          first,   concurrently,   to  the  Class   C-A-1-1  and  Class  C-A-2-1
     Components, pro rata, up to the Group 2 Priority Amount;

          second, concurrently, as follows:

          (i) 58.0657854158%, sequentially, as follows:

          (a) concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero; and

          (b) to the Class C-A-9-1 Component, until its Component Balance has been reduced to zero;

          (ii) 41.9342145842%, sequentially, as follows:

               (a) concurrently,  up to $1,000, to the Class 2-A-4  Certificates
          and the Class C-A-7-1 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

               (b) on and after the Distribution Date in August 2007, up to 0.9% of the aggregate Initial Class Certificate Balance and Initial

          Component Balance of the Class 2-A-3 Certificates and the Class C-A-3-1, Class C-A-4-1, Class C-A-5-1 and Class C-A-6-1 Components, sequentially, as follows:

                    (I) up to $1,000, concurrently, as follows:

                         (1)  92.497658473%,  sequentially,  to the  C-A-4-1 and
                    Class  C-A-5-1  Components,   in  that  order,  until  their
                    Calculation Balances have been reduced to zero;

                         (2) 7.5032341527% to the C-A-6-1  Component,  until its
                    Calculation Balance has been reduced to zero;

                    (II) on or after the Distribution Date in August 2007, up to
               0.8% of the aggregate Initial Class Certificate Balance and Initial Component Balance of the Class 2-A-3 Certificates and the Class C-A-3-1, Class C-A-4-1, Class C-A-5-1 and Class C-A-6-1 Components, concurrently, to the Class 2-A-3 Certificates and Class C-A-3-1 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

                    (III) concurrently, as follows:

                    (A) 92.497658473%, sequentially, to the Class C-A-4-1 and Class C-A-5-1 Components, in that order, until their Calculation Balances have been reduced to zero; and

                    (B)   7.5032341527%   to   C-A-6-1   Component,   until  its
               Calculation Balance has been reduced to zero;

                    (IV) concurrently, to the Class 2-A-3 Certificates and the Class C-A-3-1 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

               (c) concurrently, to the Class 2-A-4 Certificates and the Class C-A-7-1 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

               (d) sequentially, as follows:

                    (I)  to  the  extent  not  distributed  pursuant  to  clause
               (ii)(b)(I) above, up to $1,000, as follows:

                    (1)  92.497658473%,  sequentially,  to C-A-4-1  and  C-A-5-1
               Components, in that order, until their Calculation Balances have been reduced to zero;

                    (2)   7.5032341527%   to   C-A-6-1   Component,   until  its
               Calculation Balance has been reduced to zero;

                    (II)  to the  extent  not  distributed  pursuant  to  clause
               (ii)(b)(II) above, on and after the Distribution Date in August 2007, concurrently, up to 0.8% of the aggregate Initial Class Certificate Balance and Initial Component Balance of the Class 2-A-3 Certificates and Class C-A-3-1, Class C-A-4-1, Class
               C-A-5-1 and Class C-A-6-1 Components, to the Class 2-A-3 Certificates and Class C-A-3-1 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

                    (III) concurrently, as follows:

                    (A) 92.497658473%, sequentially, to the Class C-A-4-1 and Class C-A-5-1 Components, in that order, until their Calculation Balances have been reduced to zero; and

                    (B)   7.5032341527%   to   C-A-6-1   Component,   until  its
               Calculation Balance has been reduced to zero;

                    (IV) concurrently, to the Class 2-A-3 Certificates and the Class C-A-3-1 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero; and

                    (V) to the Class  C-A-9-2  Component,  until  its  Component
               Balance has been reduced to zero.

          third,   concurrently,   to  the  Class   C-A-1-1  and  Class  C-A-2-1
     Components, pro rata, until their Calculation Balances have been reduced to zero.

          (iii) With respect to Group 3:

          I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class C-A-5-2 Component, the Class C-A-5-2 Accrual Distribution Amount will be allocated, sequentially, to the Class C-A-4-2 and Class C-A-5-2 Components, in that order, until their Calculation Balances have been reduced to zero.

          II. On each Distribution Date prior to the Senior Credit Support Depletion Date for the Crossed Groups, the amount distributable to the Group 3 Senior Certificates and Group 2 Components (other than any Exchangeable Certificates) pursuant to Section 5.02(a)(ii)(c) for such Distribution Date, will be distributed, sequentially, as follows:

          first,   concurrently,   to  the  Class   C-A-1-2  and  Class  C-A-2-2
     Components, pro rata, up to the Group 3 Priority Amount;

          second, concurrently, up to $1,000, to the Class 3-A-2 Certificates and the Class C-A-7-2 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

          third, on and after the Distribution Date in August 2007, up to 0.9% of the aggregate Initial Class Certificate Balance and Initial Component Balance of the Class 3-A-1 Certificate and Class C-A-3-2, Class C-A-4-2, Class C-A-5-2 and Class C-A-6-2 Components, sequentially, as follows:

          (iii) concurrently, up to $1,000, as follows:

               (A) 92.4968283695%, sequentially, to Class C-A-4-2 and Class C-A-5-2 Components, in that order, until their Calculation Balances have been reduced to zero; and

               (B) 7.5031716305% to C-A-6-2 Component, until its Calculation Balance has been reduced to zero;

          (iv) on and after the Distribution Date in August 2007, concurrently, up to 0.8% of the aggregate Initial Class Certificate Balance and Initial Component Balance of the Class 3-A-1 Certificates and Class C-A-3-2, Class C-A-4-2, Class C-A-5-2 and Class C-A-6-2 Components, to the Class 3-A-1 Certificates and Class C-A-3-2 Component, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

          (v) concurrently, as follows:

               (A) 92.4968283695%, sequentially, to Class C-A-4-2 and Class C-A-5-2 Components, in that order, until their Calculation Balances have been reduced to zero; and

               (B) 7.5031716305% to C-A-6-2 Component, until its Calculation Balance has been reduced to zero;

          (vi) concurrently, to the Class 3-A-1 Certificates and the Class C-A-3-2 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

          fourth, concurrently, to the Class 3-A-2 Certificates and the Class C-A-7-2 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

          fifth, to the extent not distributed pursuant to priority third clause
     (i) above, concurrently, up to $1,000, as follows:

          (vii) 92.4968283695%, sequentially, to Class C-A-4-2 and Class C-A-5-2 Components, in that order, until their Calculation Balances have been reduced to zero; and

          (viii) 7.5031716305% to C-A-6-2 Component, until its Calculation Balance has been reduced to zero;

          sixth, to the extent not distributed pursuant to priority third clause
     (ii) above on and after the Distribution Date in August 2007, concurrently, up to 0.8% of the aggregate Initial Class Certificate Balance and Initial Component Balance of the Class 3-A-1 Certificates and Class C-A-3-2, Class C-A-4-2, Class C-A-5-2 and Class C-A-6-2 Components, to the Class 3-A-1 Certificates and Class C-A-3-2 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

          seventh, concurrently, as follows:

          (ix) 92.4968283695%, sequentially, to Class C-A-4-2 and Class C-A-5-2 Components, in that order, until their Calculation Balances have been reduced to zero; and

          (x) 7.5031716305% to C-A-6-2 Component, until its Calculation Balance has been reduced to zero;

          eighth, concurrently, to the Class 3-A-1 Certificates and Class C-A-3-2 Component, pro rata, until their Class Certificate Balance and Calculation Balance, respectively, have been reduced to zero;

          ninth, to the Class C-A-9-3 Component, until its Component Balance has been reduced to zero; and

          tenth,   concurrently,   to  the  Class   C-A-1-2  and  Class  C-A-2-2
     Components, pro rata, until their Calculation Balances have been reduced to zero.

          (iv) With respect to Group 4:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for Loan Group 4, the amount distributable to the Group 4 Senior Certificates (other than any Exchangeable Certificates) pursuant to Section 5.02(a)(ii)(d) for such Distribution Date, will be distributed, concurrently, to the Class 4-A-1 and Class 4-A-4 Certificates, pro rata, until their Calculation Balance and Class Certificate Balance, respectively, have been reduced to zero.

          (v) With respect to Group 5:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for Loan Group 5, the amount distributable to the Group 5 Senior Certificates pursuant to Section 5.02(a)(ii)(e)(1) for such Distribution Date, will be distributed, concurrently, to the Class 5-A-1 and Class 5-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

          (vi) With respect to Group 6:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for Loan Group 6, the amount distributable to the Group 6 Senior Certificates and Group 6 Components pursuant to Section 5.02(a)(ii)(f) for such Distribution Date, will be distributed, concurrently, to the Class 6-A-1 and Class 6-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

          (vii) With respect to Group 7:

          On each Distribution Date prior to the Senior Credit Support Depletion Date for Loan Group 7, the amount distributable to the Group 7 Senior Certificates (other than any Exchangeable Certificates) pursuant to Section 5.02(a)(ii)(g)(1) for such Distribution Date, will be distributed, concurrently, to the Class 7-A-1, Class 7-A-2 and Class 7-A-3 Certificates, pro rata, until their Calculation Balances have been reduced to zero.

          On each Distribution Date on or after the applicable Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Senior Non-PO Certificates and Non-PO Components of the related Group (other than the Exchangeable Certificates) shall be distributed concurrently, as principal, on such Classes and Components, pro rata, on the basis of their respective Class Certificate Balances, Component Balances or Calculation Balances, as the case may be, until the Class Certificate Balances, Component Balances or Calculation Balances thereof are reduced to zero.

          The Class 4-A-2, Class 4-A-3, Class A-IO and Class C-A-8 Certificates are Interest Only Certificates and are not entitled to distributions in respect of principal.

          On each Distribution Date, the amount distributable as principal to a Class of Exchangeable Certificates shall equal its Class Principal Distribution Amount. Such amount shall reduce proportionately the amount distributable as principal to the Related Classes of Exchangeable REMIC Certificates.

          (iv) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date for the Crossed Groups but on or after the date on which the sum of the aggregate Class Certificate Balance and Component Balance of the Senior Non-PO Certificates and Non-PO Components of the Crossed Groups have been reduced to zero, amounts otherwise distributable as principal payments from the Related Loan Group on the Class X-B Certificates will be paid as principal to the remaining Classes of Senior Non-PO Certificates and Non-PO Components of the other Crossed Groups together with the applicable Senior Principal Distribution Amounts in accordance with the priorities set forth for the applicable Crossed Group in (b)(i), (ii), (iii), (iv), (v) or (vi) above, provided that on such Distribution Date (a) the Aggregate Crossed Subordinate Percentage for such Distribution Date is less than twice the initial Aggregate Crossed Subordinate Percentage or (b) the outstanding principal balance of the Crossed Loan Group Mortgage Loans (including, for this purpose, any such Mortgage Loans in foreclosure, any related REO Property related to such Mortgage Loans and any such Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Class X-B

     Certificates, is equal to or greater than 50%. If the Senior Non-PO Certificates and Non-PO Components of two or more Crossed Groups remain outstanding, the distributions described above will be made to the Senior Non-PO Certificates and Non-PO Components of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance and Component Balance of the Senior Non-PO Certificates and Non-PO Components of each such Group. In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class Certificate Balance and Component Balance of the Senior Non-PO Certificates and Non-PO Components of Group 1, Group 2, Group 3, Group 4, Group 5 or Group 6 is greater than the Adjusted Pool Amount (Non-PO Portion) of the Related Loan Group (any such Group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Class X-B Certificates pursuant to Section 5.02(a)(iv)(A)(12), (10), (8), (6), (4) and (2), in that order, will be paid as principal to the Senior Non-PO Certificates and Non-PO Components of the Undercollateralized Group together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (b)(i), (ii), (iii), (iv), (v) or (vi) until the aggregate Class Certificate Balance and Component Balance of the Senior Non-PO Certificates and Non-PO Components of the Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion) of the Related Loan Group. If two or more Crossed Groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Certificate Balance and Component Balance of the Senior Non-PO Certificates and Non-PO Components of each such Group exceeds the Pool Principal Balance (Non-PO Portion) of the related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls and Component Unpaid Interest Shortfalls with respect to the Undercollateralized Group (including any Class Unpaid Interest Shortfalls and Component Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Undercollateralized Group pursuant to Section 5.02(a)(i) prior to the payment of any Undercollateralized Amount from amounts otherwise distributable  as  principal  on the Class  X-B  Certificates  pursuant  to
     Section  5.02(a)(iv)(A)(12),  (10),  (8),  (6), (4) and (2), in that order.
     Such amount will be paid to the Senior Non-PO Certificates and Non-PO Components of such Undercollateralized Group in accordance with the priorities set forth in Section 5.02(a)(i) up to their Interest Distribution Amounts or Component Interest Distribution Amounts for such Distribution Date. The PO Deferred Amounts for the Class 1-A-PO and Class 5-A-PO Components will be paid from amounts otherwise distributable as principal on the Class X-B Certificates before any payments are made pursuant to this paragraph.

     (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Component Certificates) and Accrued Component Interest for each Non-PO Component for such Distribution Date shall be reduced by such Class' or Component's pro rata share, based on such Class' Interest Distribution Amount or Component's Component Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of an amount equal to the sum of (A) Non-Supported Interest Shortfalls on the Crossed Loan Group Mortgage Loans (in the case of the Senior Non-PO Certificates and Non-PO Components of the Crossed Groups and Class X-B

Certificates) or Group 7 Mortgage Loans (in the case of Senior Non-PO Certificates and Non-PO Components of Group 7 and the Class 7-B Certificates) with respect to such Distribution Date, (B) on and after the applicable Senior Credit Support Depletion Date, the applicable Designated Interest Amount of any other Realized Losses on the Mortgage Loans contributing to, or in, the Related Loan Group allocable to interest and (C) Relief Act Reductions incurred on the Crossed Loan Group Mortgage Loans (in the case of the Senior Non-PO Certificates and Non-PO Components of the Crossed Groups and Class X-B Certificates) or the Group 7 Mortgage Loans (in the case of Senior Non-PO Certificates and Non-PO Components of Group 7 and the Class 7-B Certificates) with respect to such Distribution Date.

     (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Class X-B or Class 7-B Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances of the Class X-B Certificates or Class 7-B Certificates, as the case may be, immediately prior to such Distribution Date which have a lower payment priority than such Class, divided by (ii) the aggregate Pool Principal Balance (Non-PO Portion) for the Crossed Loan Groups (in the case of the Class X-B Certificates) or Loan Group 7 (in the case of the Class 7-B Certificates), as the case may be, immediately prior to such Distribution Date (for each Class, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of the Class X-B Certificates or the Class 7-B Certificates, as the case may be, which have a lower payment priority than such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Class X-B Certificates or the Class 7-B Certificates, as the case may be, that are not Restricted Classes. If the aggregate Class Certificate Balance of the Class X-B Certificates or the Class 7-B Certificates, as the case may be, that are not Restricted Classes is reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Class X-B Certificates or the Class 7-B Certificates, as the case may be, that are Restricted Classes in order of their payment priority (beginning with the Class of the Class X-B Certificates or the Class 7-B Certificates, as the case may be, that is a Restricted Class then outstanding with the highest payment priority).

     Section 5.03 [Reserved].

     Section 5.04 Allocation of Losses.

     (a) No later than five (5) Business Days prior to the related Distribution Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) with respect to each Loan Group, the sum, with respect to each Mortgage Loan contributing to, or in, such Loan Group, of the Applicable Percentage of the amount of Realized Losses on such Mortgage Loan. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans allocable to each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes of Certificates, pursuant to the operation of Section 5.04(b)(i).

     (b) Allocation of Losses on the Certificates.

          (i) The Component Balance of the Class 1-A-PO Component shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of the Class 1-A-PO Component (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for Loan Group 1 for such Distribution Date, the Component Balance of the Class 5-A-PO Component shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of the Class 5-A-PO Component (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for Loan Group 5 for such Distribution Date and the Component Balance of the 7-A-PO Component shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of the Class 7-A-PO Component (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for Loan Group 7 for such Distribution Date.

          The Class Certificate Balance of the Class of Class X-B Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO Certificates and Non-PO Components of the Crossed Groups and the Class X-B Certificates (after giving effect to the amount to be distributed as distributions of principal and the allocation of PO Deferred Amounts on such Distribution Date) equals the aggregate Adjusted Pool Amount (Non-PO Portion) for the Crossed Loan Groups for such Distribution Date.

          The Class Certificate Balance of the Class of Class 7-B Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO Certificates and Non-PO Components of Group 7 and the Class 7-B Certificates (after giving effect to the amount to be distributed as distributions of principal and the allocation of PO Deferred Amounts on such Distribution Date) equals the Adjusted Pool Amount (Non-PO Portion) for Loan Group 7 for such Distribution Date.

          After the Senior Credit Support Depletion Date for the Crossed Groups, the aggregate of the Class Certificate Balances and Component Balances or, in the case of the Exchangeable REMIC Certificates, the Calculation Balances, of all Classes of Senior Non-PO Certificates and Non-PO Components (other than the Exchangeable Certificates) of each Crossed Group shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances and Component Balances or, in the case of the Exchangeable REMIC Certificates, the Calculation Balances, of all Classes of Senior Non-PO Certificates and Non-PO Components (after giving effect to the amount to be distributed as distributions of principal on such Distribution Date) in such Group equals the Adjusted Pool Amount (Non-PO Portion) for the Related Loan Group for such Distribution Date.

          After the Senior Credit Support Depletion Date for Group 7, the aggregate of the Class Certificate Balances or, in the case of the Exchangeable REMIC Certificates, the Calculation Balances, of all Classes of Senior Non-PO Certificates (other than the Exchangeable Certificates) of Group 7 shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances or, in the case of the Exchangeable REMIC Certificates, the Calculation Balances, of all Classes of Senior Non-PO Certificates (after giving effect to the amount to be distributed as distributions of principal on such Distribution Date) in such Group equals the Adjusted Pool Amount (Non-PO Portion) for Loan Group 7 for such Distribution Date.

          Any such reduction or increase shall be allocated among the Senior Non-PO Certificates (other than the Exchangeable Certificates) and Non-PO Components based on their Class Certificate Balances or Component Balances or, in the case of the Exchangeable REMIC Certificates, their Calculation Balances, immediately prior to such Distribution Date, or in the case of the Class C-A-5-1 and Class C-A-5-2 Components, their respective Initial Component Balances, if lower, until the Class Certificate Balances or Component Balances or, in the case of the Exchangeable REMIC Certificates, the Calculation Balances, thereof have been reduced to zero. In the event that all or a portion of a Class of Exchangeable REMIC Certificates in any Exchangeable REMIC Combination is exchanged for a proportionate portion of the Class of Exchangeable Certificates in the related Combination, the Class of such Exchangeable Certificates will be allocated a proportionate share of Realized Losses allocated to the Classes of Exchangeable REMIC Certificates in the related Combination. Realized Losses allocated to the Class 4-A-1 Certificates and any Exchangeable Certificates for which Class 4-A-1 Certificates have been exchanged will reduce the Class 4-A-2 Notional Amount and the Class 4-A-3 Notional Amount, each to the extent outstanding. Realized Losses allocated to the Class 2-A-4 Certificates will reduce the Class C-A-8-1 Notional Amount to the extent outstanding. Realized Losses allocated to the Class 3-A-2 Certificates will reduce the Class C-A-8-2 Notional Amount to the extent outstanding.

          (ii) Any reduction or increase in the Class Certificate Balance of a Class of Certificates or Component Balance pursuant to Section 5.04(b)(i) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

          (iii) The calculation of the amount to be distributed as principal to the Class X-B or Class 7-B Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses with respect to the related Mortgage Loans for such Distribution Date; provided, however, the actual payment of principal to the Class X-B or Class 7-B Certificates shall be made subsequent to the allocation of Realized Losses with respect to the related Mortgage Loans for such Distribution Date. In the event that after the allocation of Realized Losses with respect to the Mortgage Loans in the Crossed Loan Groups or Loan Group 7 for a Distribution Date, the Calculated Principal Distribution for a Class of Class X-B or Class 7-B Certificates, as applicable, is greater than the Class Certificate Balance of such Class, the excess shall be distributed (i) first, sequentially, to the Class X-B or Class 7-B Certificates, as applicable, then outstanding (beginning with the Class of Class X-B or Class 7-B Certificates, as applicable, then outstanding with the highest payment priority) until the respective Class Certificate Balance of each such Class is reduced to zero and (ii) then to
     (x) the Senior Non-PO Certificates and Non-PO Components of the Crossed Groups, pro rata, on the basis of their respective Class Certificate Balances or Component Balances (in the case of the Class X-B Certificates) or (y) the the Senior Non-PO Certificates of Group 7, pro rata, on the basis of the their respective Class Certificate Balances (in the case of the Class 7-B Certificates).

          (iv) After the Senior Credit  Support  Depletion  Date for the Crossed
     Groups:

               (A) On any Distribution Date on which the Class 1-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-2 Certificates will be reduced by the Class 1-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 1-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 1-A-2 Certificates prior to any reduction for the Class 1-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 1-A-1 Certificates. Any increase in the Class Certificate Balance allocated to the Class 1-A-1 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 1-A-2 Certificates.

               (B) On any Distribution Date on which the Class 2-A-2 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class 2-A-2 Certificates will be reduced by the Class 2-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 2-A-1 Loss Amount exceeds the Calculation Balance of the Class 2-A-2 Certificates prior to any reduction for the Class 2-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 2-A-1 Certificates. Any increase in the Class Certificate Balance allocated to the Class 2-A-1 Certificates pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class 2-A-2 Certificates.

               (C) On any Distribution Date on which the Class 4-A-4 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-4 Certificates will be reduced by the Class 4-A-4 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Calculation Balance of the Class 4-A-1 Certificates will not be reduced by the Class 4-A-4 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 4-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 4-A-4 Certificates prior to any reduction for the Class 4-A-4 Loss Allocation Amount, such excess will be distributed in reduction of the Calculation Balance of the Class 4-A-1 Certificates. Any increase in the Calculation Balance allocated to the Class 4-A-1 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 4-A-4 Certificates.

               (D) On any Distribution Date on which the Class C-A-2-1 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-2-1 Component will be reduced by the Class C-A-2-1 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Component Balance of the Class C-A-1-1 Component will not be reduced by the Class C-A-2-1 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class C-A-1-1 Loss Amount exceeds the Component Balance of the Class C-A-2-1 Component prior to any reduction for the Class C-A-2-1 Loss Allocation Amount, such excess will be distributed in reduction of the Component Balance of the Class C-A-1-1 Component. Any increase in the Component Balance allocated to the Class C-A-1-1 Component pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-2-1 Component.

               (E) On any Distribution Date on which the Class C-A-2-2 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-2-2 Component will be reduced by the Class C-A-2-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Component Balance of the Class C-A-1-2 Component will not be reduced by the Class C-A-2-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class C-A-1-2 Loss Amount exceeds the Calculation Balance of the Class C-A-2-2 Component prior to any reduction for the Class C-A-2-2 Loss Allocation Amount, such excess will be distributed in reduction of the Component Balance of the Class C-A-1-2 Component. Any increase in the Component Balance allocated to the Class C-A-1-2 Component pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-2-2 Component.

               (F) On any Distribution Date on which the Class C-A-3-1 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-3-1 Component will be reduced by the Class C-A-3-1 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 2-A-3 Certificates will not be reduced by the Class C-A-3-1 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 2-A-3 Loss Amount exceeds the Calculation Balance of the Class C-A-3-1 Component prior to any reduction for the Class C-A-3-1 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 2-A-3 Certificates. Any increase in the Class Certificate Balance allocated to the Class 2-A-3 Certificates pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-3-1 Component.

               (G) On any Distribution Date on which the Class C-A-3-2 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-3-2 Component will be reduced by the Class C-A-3-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 2-A-3 Certificates will not be reduced by the Class C-A-3-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 2-A-3 Loss Amount exceeds the Calculation Balance of the Class C-A-3-2 Component prior to any reduction for the Class C-A-3-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 2-A-3 Certificates. Any increase in the Class Certificate Balance allocated to the Class 2-A-3 Certificates pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-3-2 Component.

               (H) On any Distribution Date on which the Class C-A-6-1 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-6-1 Component will be reduced by the Class C-A-6-1 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 2-A-4 Certificates and Calculation Balances of the Class C-A-4-1 Component and Class C-A-5-1 Component will not be reduced by the Class C-A-6-1 Loss Allocation Amount. On any Distribution Date on which the Class C-A-6-2 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-6-2 Component will be reduced by the Class C-A-6-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 3-A-2 Certificates and Calculation Balances of the Class C-A-4-2 Component and Class C-A-5-2 Component will not be reduced by the Class C-A-6-2 Loss Allocation Amount. Each Component of the Class C-A-6 Certificates shall be allocated losses from the related Class or Component and up to the amount specified in the table below:

                  Class C-A-6          Related Class            Dollar Limit of
                   Component           or Component             Loss Allocation
           ---------------------------------------------------------------------
                  Class C-A-6-1     Class 2-A-4 Certificates          $76,000
                  Class C-A-6-1     Class C-A-4-1 Component          $221,800
                  Class C-A-6-1     Class C-A-5-1 Component          $398,200
                  Class C-A-6-2     Class 3-A-2 Certificates         $298,080
                  Class C-A-6-2     Class C-A-4-2 Component          $872,000
                  Class C-A-6-2     Class C-A-5-2 Component           $71,900

          Until the dollar limit of loss allocation for a Class or Component is met, (i) any increase in the Class Certificate Balance or Calculation Balance allocated to the Class 2-A-4 Certificates or the Class C-A-4-1 Component and Class C-A-5-1 Component pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-6-1 Component and (ii) any increase in the Class Certificate Balance or Calculation Balance allocated to the Class 3-A-1 Certificates or the Class C-A-4-2 Component and Class C-A-5-2 Component pursuant to
          Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-6-2 Component.

               (I) On any Distribution Date on which the Class C-A-7-1 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-7-1 Component will be reduced by the Class C-A-7-1 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 2-A-4 Certificates will not be reduced by the Class C-A-7-1 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 2-A-4 Loss Amount exceeds the Calculation Balance of the Class C-A-7-1 Component prior to any reduction for the Class C-A-7-1 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 2-A-4 Certificates. Any increase in the Class Certificate Balance allocated to the Class 2-A-4 Certificates pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-7-1 Component.

               (J) On any Distribution Date on which the Class C-A-7-2 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class C-A-7-2 Component will be reduced by the Class C-A-7-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 3-A-2 Certificates will not be reduced by the Class C-A-7-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 3-A-2 Loss Amount exceeds the Calculation Balance of the Class C-A-7-2 Component prior to any reduction for the Class C-A-7-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 3-A-2 Certificates. Any increase in the Class Certificate Balance allocated to the Class 3-A-2 Certificates pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class C-A-7-2 Component.

               (K) On any Distribution Date on which the Class 5-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 5-A-2 Certificates will be reduced by the Class 5-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 5-A-1 Certificates will not be reduced by the Class 5-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 5-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 5-A-2 Certificates prior to any reduction for the Class 5-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 5-A-1 Certificates. Any increase in the Class Certificate Balance allocated to the Class 5-A-1 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 5-A-2 Certificates.

               (L) On any Distribution Date on which the Class 6-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 6-A-2 Certificates will be reduced by the Class 6-A-2 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Class Certificate Balance of the Class 6-A-1 Certificates will not be reduced by the Class 6-A-2 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the Class 6-A-1 Loss Amount exceeds the Class Certificate Balance of the Class 6-A-2 Certificates prior to any reduction for the Class 6-A-2 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 6-A-1 Certificates. Any increase in the Class Certificate Balance allocated to the Class 6-A-1 Certificates pursuant to Section 5.04(b)(i) will instead increase the Class Certificate Balance of the Class 6-A-2 Certificates.

               (M) On any Distribution Date on which the Class 7-A-3 Loss Allocation Amount is greater than zero, the Calculation Balance of the Class 7-A-3 Certificates will be reduced by the Class 7-A-3 Loss Allocation Amount and, notwithstanding Section 5.04(b)(i), the Calculation Balances of the Class 7-A-1 and Class 7-A-2 Certificates will not be reduced by the Class 7-A-3 Loss Allocation Amount. Notwithstanding the foregoing, on any Distribution Date in which the sum of the Class 7-A-1 Loss Amount and the Class 7-A-2 Loss Amount exceeds the Calculation Balance of the Class 7-A-3 Certificates prior to any reduction for the Class 7-A-3 Loss Allocation Amount, such excess will be distributed, pro rata, in reduction of the Calculation Balances of the Class 7-A-1 and Class 7-A-2 Certificates. Any increase in the Calculation Balances allocated to the Class 7-A-1 and Class 7-A-2 Certificates pursuant to Section 5.04(b)(i) will instead increase the Calculation Balance of the Class 7-A-3 Certificates.

          (v) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.04(b) will be allocated to each Uncertificated Lower-Tier Interest as described in Section 5.02 and to each Uncertificated Middle-Tier Interest in an amount equal to the Realized Losses allocated to such Uncertificated Middle-Tier Interest's Corresponding Upper-Tier Class or Classes of Certificates.

          (vi) Notwithstanding any other provision of this Section 5.04(b), no Class Certificate Balance of a Class of Certificates or Component Balance of a Component will be increased on any Distribution Date such that the Class Certificate Balance of such Class or Component Balance of such Component exceeds its Initial Class Certificate Balance, Maximum Initial Class Certificate Balnace, Initial Component Balance or Maximum Initial Component Balance plus, in the case of the Class C-A-5-1 and Class C-A-5-2 Components, any Class C-A-5-1 Accrual Distribution Amounts and Class C-A-5-2 Accrual Distribution Amounts, respectively, previously added thereto) less all distributions of principal previously distributed in respect of such Class or Component on prior Distribution Dates (excluding in the case of any Class of Class X-B or Class 7-B Certificates, any principal otherwise payable to such Class of Certificates but used to pay any PO Deferred Amount) or, in the case of a Class of Exchangeable REMIC Certificates or Exchangeable Certificates, its Aggregate Denomination (plus, in the case of the Class C-A-5-1 and Class C-A-5-2 Components, any Class C-A-5-1 Accrual Distribution Amounts and Class C-A-5-2 Accrual Distribution Amounts, respectively, previously added thereto) less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates (excluding in the case of any Class of Class X-B or Class 7-B Certificates, any principal otherwise payable to such Class of Certificates but used to pay any PO Deferred Amount).

     Section 5.05 Statements to Certificateholders.

     (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificate delivered to the Trustee pursuant to Section 4.01 and with respect to subsections (V) and (W) below, after consultation with the Depositor, the Trustee shall determine the following information with respect to the Certificates and such Distribution
Date:

                    (A) the actual  Distribution  Date, the LIBOR  Determination
               Date for the applicable Floating Rate Certificates, the related Record Date and the Interest Accrual Period for each Class of Certificates for such Distribution Date;

                    (B) the Pool Distribution Amount for each Loan Group;

                    (C) the amount of the Pool Distribution Amount for each Loan
               Group   allocable  to  principal,   separately   identifying  the
               aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

                    (D) the amount of the Pool Distribution Amount for each Loan
               Group allocable to interest and for each Related Group, the Class C-A-5-1 Accrual Distribution Amount, the Class C-A-5-2 Accrual Distribution Amount, any Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall after giving effect to such distribution;

                    (E) if the  distribution  to the  Holders  of such  Class of
               Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

                    (F) the Class Certificate Balance of each Class of Certificates and the Component Balance of each Component before and after giving effect to the distribution of principal on such Distribution Date;

                    (G) for each Loan Group, the Pool Principal  Balance for the preceding Distribution Date and the related Distribution Date;

                    (H) the  Aggregate  Crossed  Senior  Percentage,  the Senior
               Percentage, the Senior Prepayment Percentage, the Aggregate Crossed Subordinate Percentage, the Subordinate Percentage and the Subordinate Prepayment Percentage for each Loan Group for such Distribution Date;

                    (I) the amount of the Servicing  Fees paid to or retained by
               the   Servicer   with   respect  to  each  Loan  Group  and  such
               Distribution Date;

                    (J)  the   Pass-Through   Rate  for  each   such   Class  of
               Certificates and each Component with respect to such Distribution Date;

                    (K) the  amount of  Periodic  Advances  with  respect to the
               Mortgage Loans included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding with respect to the Mortgage Loans as of the close of business on the Determination Date immediately preceding such Distribution Date;

                    (L) the number and aggregate principal amounts of the Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

                    (M) with  respect  to any  Mortgage  Loans  that  became REO
               Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO Properties;

                    (N) for each Loan  Group,  the total  number  and  principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

                    (O) the aggregate  amount of Realized Losses with respect to the Loan Group incurred during the preceding calendar month and any PO Deferred Amounts for each PO Component for such Distribution Date;

                    (P) the Class 4-A-2 Notional Amount, the Class 4-A-3 Notional Amount, the Class 4-A-IO Notional Amount, the Class 6-A-IO Notional Amount, the Class 7-A-IO Notional Amount, the Class A-IO Notional Amount, the Class C-A-8-1 Notional Amount and the Class C-A-8-2 Notional Amount for such Distribution Date;

                    (Q) for each Loan Group, the Reimbursement Amounts; and

                    (R) for each Loan Group,  the amount of  Recoveries,  the PO
               Recovery and the Non-PO Recovery;

                    (S) any  expenses  or  indemnification  amounts  paid by the
               Trust, the specific purpose of each payment and the parties to whom such payments were made;

                    (T) any  material  modifications,  extensions  or waivers to
               Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date;

                    (U) for the  Mortgage  Loans in each Loan Group,  the number and aggregate Stated Principal Balance, the weighted average Mortgage Interest Rate, the weighted average remaining term, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

                    (V) unless such  information  is otherwise  set forth in the
               Form 10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Trustee has knowledge or has received written notice;

                    (W) unless such  information  is otherwise  set forth in the
               Form 10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Trustee has knowledge or has received written notice; and

                    (X) the Interest  Rate Cap  Agreement  Payments  paid to the
               Class 2-A-4 and Class 3-A-2 Certificates; and

                    (Y) whether any exchanges of  Exchangeable  or  Exchangeable
               REMIC Certificates have taken place since the preceding Distribution Date, and, if applicable, the Class designations, Class Certificate Balances, Notional Amounts, Pass-Through Rates, and any interest and principal paid, including any shortfalls allocated, of any Classes of Exchangeable REMIC Certificates or Exchangeable Certificates that were received by the Certificateholder as a result of such exchange.

     For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA" methodology for determining delinquencies on mortgage loans similar to the Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency, the Depositor and the Servicer, a statement setting forth the information set forth in Sections 5.05(a) (a "Monthly Statement").

     In the case of information  furnished pursuant to clauses (iii) and (iv) of
Section 5.05(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     On each Distribution Date, the Trustee shall prepare and make available to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the Monthly Statement.

     The Trustee will make the Monthly Statement to Certificateholders (and, at its option, any additional files containing the same or additional information in an alternative format) available each month to Certificateholders and other parties to this Agreement via the Trustee's Internet website. The Trustee's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Trustee's customer service desk at (866) 846-4526. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (C) and (D) of Section 5.05(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

     The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

     Section 5.06 REMIC Tax Returns and Reports to Certificateholders.

     (a) For federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

     (b) The Trustee shall prepare or cause to be prepared, shall execute or cause to be executed by such Person as is required by the Code, Treasury Regulations or state or local tax laws, regulations or rules and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Servicer shall provide on a timely basis to the Trustee and the Depositor or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Trustee to enable it to perform its obligations under this Article V. Within 30 days of the Closing Date, the Trustee shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending December 31, 2007, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.07 Tax Matters Person.

     The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC. By its acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC.

     Section 5.08 Rights of the Tax Matters Person in Respect of the Trustee.

     The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

     Section 5.09 REMIC and Grantor Trust Related Covenants.

     For as long as any REMIC or Exchangeable Certificate created hereunder shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and each grantor trust created hereunder as a "grantor trust" within the meaning of the Code and related regulations and avoid the imposition of tax on any REMIC or grantor trust created hereunder. In particular:

     (a) The Trustee shall not create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Residual Certificate, the Upper-Tier Regular Interests, the Uncertificated Middle-Tier Interests and the Uncertificated Lower-Tier Interests.

     (b) Except as otherwise provided in the Code, (i) the Depositor, the Servicer and the Sponsor, shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and
(ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

     (c) The Trustee shall not accept on behalf of any REMIC created hereunder any fee or other compensation for services and neither of the Trustee or the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

     (e) The Trustee shall maintain books with respect to the Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

     (f) Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder or the Exchangeable Certificates Grantor Trust and will not disqualify any such REMIC from treatment as a REMIC or disqualify the Exchangeable Certificates Grantor Trust from treatment as a grantor trust; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates. Neither the Servicer, nor the Trustee shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the Stated Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Further, neither the Servicer nor the Trustee shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the Treasury regulations and (y) cause any REMIC constituting part of the Trust Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Start-up Day under the REMIC Provisions.

     Section 5.10 Determination of One-Month LIBOR.

     On each LIBOR Determination Date for a Class of Floating Rate Certificates, the Trustee shall determine One-Month LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Reuters Screen LIBOR01 as of 11:00 A.M. London time on such LIBOR Determination Date. As used herein, "Reuters Screen LIBOR01" means the display page designated on the Reuters Monitor Money Rates Service (or such other screen as may replace that screen on that service for the purpose of displaying comparable rates or prices).

     If on any LIBOR Determination Date for a Class of Floating Rate Certificates, the Trustee is unable to determine One-Month LIBOR on the basis of the method set forth in the preceding paragraph, One-Month LIBOR for the applicable Distribution Date will be whichever is higher of (x) One-Month LIBOR as determined on the previous LIBOR Determination Date for such Class of Floating Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

     If on any LIBOR Determination Date for a Class of Floating Rate Certificates, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, One-Month LIBOR for the applicable Distribution Date will be One-Month LIBOR as determined on the previous LIBOR Determination Date for such Class of Floating Rate
Certificates, or, in the case of the first LIBOR Determination Date for which the Trustee is required to determine One-Month LIBOR, 5.320%.

     The  establishment  of  One-Month  LIBOR by the Trustee  and the  Trustee's
subsequent calculation of the rates of interest applicable to each of the Floating Rate Certificates in the absence of manifest error, will be final and binding. After a LIBOR Determination Date, the Trustee shall provide the
Pass-Through Rates and Certificate Interest Rates of the Floating Rate Certificates for the related Distribution Date to Beneficial Owners or Holders of Floating Rate Certificates who place a telephone call to the Trustee at (866) 846-4526 and make a request therefor.

     Section 5.11 Servicer and Trustee Indemnification.

     (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

     (b) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Servicer, the Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Servicer's covenants.

     Section 5.12 Grantor Trust Administration.

     (a) The Trustee shall treat the portions of the Trust Estate consisting of any interests in the Exchangeable REMIC Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto as assets of the Exchangeable Certificates Grantor Trust. Each beneficial owner of
Exchangeable REMIC Certificates that elects to hold its interest in the Exchangeable REMIC Certificates in the form of Exchangeable Certificates pursuant to Sections 6.05 and 6.06 of this Agreement shall be deemed to have instructed the Trustee to deposit the applicable Exchangeable REMIC Certificates into the Exchangeable Certificates Grantor Trust and all distributions in respect of such Exchangeable REMIC Certificates shall be deposited into the Exchangeable Certificates Grantor Trust Account. Funds in the Exchangeable Certificates Grantor Trust Account shall remain uninvested. The Trustee hereby designates the Exchangeable Certificates Grantor Trust Account as a sub-account of the Certificate Account. The Trustee shall treat the portions of the Trust Estate consisting of the Class 2-A-4 Reserve Fund and Class 2-A-4 Interest Rate Cap Agreement and rights and obligations with respect thereto as the Class 2-A-4 Grantor Trust, and the portions of the Trust Estate consisting of the Class 3-A-2 Reserve Fund and Class 3-A-2 Interest Rate Cap Agreement and rights and obligations with respect thereto as the Class 3-A-2 Grantor Trust, and provisions of this Agreement shall be interpreted consistently with this treatment.

     (b) On each Distribution Date, the Trustee shall be deemed (i) to deposit all distributions in respect of the Exchangeable REMIC Certificates deemed received by it from the Upper-Tier Certificate Account pursuant to paragraph (a) of this Section 5.12 in the Exchangeable Certificates Grantor Trust Account and shall immediately distribute such amounts in respect of the related Exchangeable Certificates, (ii) to deposit all distributions in respect of the Class 2-A-4 Reserve Fund in the Class 2-A-4 Grantor Trust, and shall immediately distribute such amounts as provided in Section 3.09 and (iii) to deposit all distributions in respect of the Class 3-A-2 Reserve Fund in the Class 3-A-2 Grantor Trust, and shall immediately distribute such amounts as provided in Section 3.09.

     (c) Any beneficial owner of Exchangeable Certificates that exchanges such Exchangeable Certificates for the related Exchangeable REMIC Certificates shall be deemed to have instructed the Trustee to remove such Exchangeable REMIC Certificates from the Exchangeable Certificates Grantor Trust, so that distributions on such Exchangeable REMIC Certificates are made directly from the Upper-Tier Certificate Account to such beneficial owner.

     (d) The Trustee shall account for the Class 2-A-4 Grantor Trust, the Class 3-A-2 Grantor Trust and the Exchangeable Certificates Grantor Trust and the respective assets and rights with respect thereto as, for federal income tax purposes, separate grantor trusts, each as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulations Section 301.7701-4(c) and not as assets of any REMIC created pursuant to this Agreement. The Trustee shall apply for taxpayer identification numbers on IRS Form SS-4 and any similarly required state or local forms for each grantor trust. The Trustee shall furnish or cause to be furnished to the Holders of the Class 2-A-4 Certificates, the Class 3-A-2 Certificates and the Exchangeable Certificates, respectively, and shall file or cause to be filed such forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the respective grantor trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The Trustee shall sign any forms required above.

     (e) Each of the Class 2-A-4 Grantor Trust and Class 3-A-2 Grantor Trust is a WHFIT that is a NMWHFIT. The Exchangeable Certificates Grantor Trust is a WHFIT that is a WHMT. The Trustee will report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Trustee to do so, and is not in its possession, is provided to the Trustee on a timely basis. The Trustee shall assume that DTC is the only "middleman" (as such term is defined in the WHFIT Regulations) with respect to the Book-Entry Certificates. The Depositor shall pay for any tax reporting penalties that may arise as a result of the Depositor incorrectly determining the status of a grantor trust as a WHFIT.

     (f) The Trustee, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Trustee will be under no obligation to determine whether any Certificateholder or other beneficial owner of a Certificate uses the cash or accrual method. The Trustee will make available information as required by the WHFIT Regulations to Certificateholders annually. In addition, the Trustee will not be responsible or liable for providing subsequently amended, revised or updated information to any certificate holder, unless requested by the Certificateholder.

     (g) The Trustee shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Trustee, (ii) incomplete, inaccurate or untimely information being provided to the Trustee or (iii) the inability of the Trustee, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year. Absent receipt of information regarding any sale of Certificates, including the price, amount of proceeds and date of sale from the beneficial owner thereof, the Depositor and the Trustee may assume there is no secondary market trading of WHFIT interests.

     (h) To the extent required by the WHFIT Regulations, the Trustee will use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of a WHFIT. The CUSIPs so published will represent the Rule 144A CUSIPs. The Trustee will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received. The Trustee will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01 The Certificates. The Classes of Certificates shall be substantially in the forms set forth in Exhibits A-1AR through A-CA15, Exhibits B-XB1 through B-7B6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in the minimum Denominations of initial Certificate Balance or initial notional amount and the integral multiples in excess thereof as set forth in the Preliminary Statement. The Senior Certificates (other than the Class 1-A-R Certificate) and the Class X-B-1, Class X-B-2, Class X-B-3, Class 7-B-1, Class 7-B-2 and Class 7-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02 Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry
Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If the Depository advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Trustee or the Depositor is unable to locate a qualified successor, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to such Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (other than in connection with the initial transfer of any such Certificate by the Depositor to an Affiliate of the Depositor or, in the case of the Class 1-A-R Certificate, the first transfer by an Affiliate of the Depositor, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. For purposes of clause (ii) of this Section 6.02(d) the representations required in any transferor certificate (substantially in the form of Exhibit G-1 hereto) and any investment letter (substantially in the form of Exhibit G-2A hereto) shall be deemed to have made in connection with the transfer of any Private Certificate that is a Book-Entry Certificate.

     (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter substantially in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement subject to Title I of ERISA or
Section 4975 of the Code, or a Person acting on behalf of or using assets of any such employee benefit plan or arrangement (collectively, a "Plan"), an Opinion of Counsel in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such ERISA Restricted Certificate will not constitute or result in a non exempt prohibited transaction within the meaning of Section 406 of ERISA or, Section 4975 of the Code and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. In the case of an ERISA Restricted Certificate that is a Book-Entry Certificate, for purposes of clause (i) of the preceding sentence, a transferee will be deemed to have made one of the representations set forth in Exhibit H to the Trustee by the acceptance by a Certificate Owner of a Book-Entry Certificate of the beneficial interest in any such Class of ERISA Restricted Certificates, unless the Trustee shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate in definitive form to a Plan without the delivery to the Trustee of a properly completed representation letter or an Opinion of Counsel, in each case, satisfactory to the Trustee and the Depositor as described above shall be void and of no effect.

     Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     (f) Each Person who has or who acquires any Ownership Interest in the Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in the Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in the Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in the Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in the Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form of Exhibit I hereto from the proposed transferee and a certificate substantially in the form attached hereto as Exhibit W.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in the Residual Certificate to such proposed transferee shall be effected.

          (v) No Ownership Interest in the Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds the Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in the Residual Certificate in violation of the provisions of this Section
     6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of the Residual Certificate, then the prior Holder of the Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of the Residual Certificate was not in fact permitted by this
     Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of the Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of the Residual Certificate that is in fact not permitted by this
     Section 6.02 or for making any distributions due on the Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of the Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on the Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of the Residual Certificate that is a Permitted Transferee.

          (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in the Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in the Residual Certificate shall be acquired by a Plan.

     (g) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section  6.04  Persons  Deemed  Owners.  Prior  to  due  presentation  of a
Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

     Section 6.05 Transfer of Exchangeable REMIC Certificates and Exchangeable Certificates.

     (a) Upon the presentation and surrender by any Certificateholder of its Exchangeable REMIC Certificates or Exchangeable Certificates in the appropriate Combination as set forth in Exhibit X hereto, such Certificateholder shall thereby transfer, assign, set over and otherwise convey to the Trustee, all of such Certificateholder's right, title and interest in and to such Exchangeable REMIC Certificates or Exchangeable Certificates, including all payments of interest thereon received after the date of such presentation and surrender and until such Certificateholder informs the Trustee that it wishes to again hold its interest in the form of Exchangeable REMIC Certificates or Exchangeable Certificates, as applicable.

     (b) The Trustee acknowledges any transfer and assignment of Exchangeable REMIC Certificates or Exchangeable Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms set forth in this Agreement, and shall treat such Exchangeable REMIC Certificates and Exchangeable Certificates in accordance with Section 5.12 of this Agreement.

     Section 6.06 Exchanges of Exchangeable REMIC Certificates and Exchangeable Certificates.

     (a) Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates and Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the Closing Date, by notice to the Trustee substantially in the form of Exhibit Y hereto or under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in this Agreement.

     (b) In the case of each Combination, Certificates of the Classes of Exchangeable REMIC Certificates in such Combination shall be exchangeable for Certificates of the Class of Exchangeable Certificates related to such Combination in respective Denominations, determined based on the proportion that the Maximum Initial Class Certificate Balances or Maximum Initial Notional Amounts of such Exchangeable REMIC Certificates, bear to the Maximum Initial Class Certificate Balances of the related Exchangeable Certificates, as set forth in Exhibit X hereto. Except as provided in Section 5.12 of this Agreement, upon any such exchange, the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificates issued in exchange therefor. Correspondingly, Exchangeable Certificates related to a Combination may be further designated for exchange for Exchangeable REMIC Certificates in such Combination in respective Denominations determined based on the proportion that the Maximum Initial Class Certificate Balances or Maximum Initial Notional Amounts of such Exchangeable REMIC Certificates bear to the Maximum Initial Class Certificate Balance of the related Exchangeable Certificates, as set forth in Exhibit X hereto. There shall be no limitation on the number of exchanges authorized pursuant to this Section
6.06 and, except as provided below, no fee or other charge shall be payable to the Trustee or DTC in connection therewith.

     (c) In order to effect an exchange of Exchangeable REMIC Certificates or Exchangeable Certificates, the Certificateholder shall notify the Trustee by e mail at ctsspgexchanges@wellsfargo.com no later than two Business Days before the proposed exchange date. The exchange date may be any Business Day other than the first or last Business Day of the month, subject to the Trustee's approval. In addition, the Certificateholder must provide notice on the Certificateholder's letterhead, which notice must carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Exchangeable REMIC Certificate or Exchangeable Certificate to be exchanged and Exchangeable REMIC Certificates or Exchangeable Certificate to be received; the outstanding portion of the Class Certificate Balances and/or Notional Amounts and the Maximum Initial Class Certificate Balances and/or Notional Amounts of the Exchangeable REMIC Certificates or Exchangeable Certificates to be exchanged; the Certificateholder's DTC participant number; and the proposed exchange date. After receiving the notice, the Trustee shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee. The Certificateholder will utilize the "deposit and withdrawal system" at DTC to exchange the Certificates. The Trustee shall verify the proposed proportions to ensure that the principal and interest entitlements of the Certificates received equal the entitlements of the Certificates surrendered. If there is an error, the exchange will not occur until such error is corrected. Unless rejected for error, a notice becomes irrevocable on the second Business Day before the proposed exchange date.

     (d) Notwithstanding any other provision herein set forth, a fee of $5,000 shall be payable to the Trustee in connection with each exchange.

     (e) The Trustee shall make the first distribution on an Exchangeable REMIC Certificate or Exchangeable Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

                                  ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

     Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding

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to the business of the Depositor or the Servicer,  shall be the successor of the
Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that
(a) the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (b) the Servicer and such successor or surviving Person shall notify the Depositor and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

     Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

     Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon

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

determination that its duties hereunder are no longer permissible under applicable law or, in the case of the Servicer, pursuant to Section 7.05. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

     Section 7.05 Assignment or Delegation of Duties by the Servicer. The Servicer shall have the right to assign its rights and delegate its duties and obligations hereunder; provided, however, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer hereunder from and after the date of such agreement; and (ii) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency. In no case, however, shall any permitted assignment and delegation relieve the Servicer of any liability to the Trustee or the Depositor under this Agreement, incurred by it prior to the time that the conditions contained in clauses (i) and (ii) above are met.

                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of two days; or

     (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the

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

Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

     (e) failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22; or

     (f) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the Business Day prior to the related Distribution Date;

then, and in each and every such case (other than the Event of Default described in clause (e) hereof), so long as an Event of Default shall not have been remedied by the Servicer, the Trustee may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Depositor), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause
(e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof (other than the Servicer's right to recovery of the aggregate Servicing Fees due prior to the date of termination and other expenses and amounts advanced pursuant to the terms of this Agreement, which rights the Servicer will retain under all circumstances) and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys'

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

fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

     Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; and, provided, further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or
(b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of
Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

     Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and

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the  transactions  set forth or provided  for herein and shall be subject to all the  responsibilities,  duties and  liabilities  relating  thereto placed on the
Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing (i) the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances, (ii) the Trustee in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Servicer or any acts or emissions of the predecessor Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Servicer under
Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Servicer. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency,
adversely   affect  the  then  current  rating  of  any  Class  of  Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

     (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of the payments on the Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree, not to exceed the Servicing Fee Rate.

     (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its

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obligations  as servicer  hereunder  and (ii) a fidelity  bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

     (d) The predecessor Servicer and successor Servicer shall notify the Depositor and Trustee of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

     Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

     Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the
Trustee shall not be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder.

     (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of

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     the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
     (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

          (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c) Subject to the conditions set forth in this Section 9.01(c), the Trustee is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Trustee shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Trustee, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Trustee of any Servicing Function Participant, the Trustee shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such Servicing Function Participant were the Trustee. The Trustee shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function
Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Trustee engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Trustee shall be responsible for determining whether such Subcontractor is an Additional Servicer.

     The Trustee shall indemnify the Depositor, the Sponsor, the Custodian, the Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Trustee's obligation set forth in the preceding paragraph or the failure of the Trustee to perform any of its obligations under Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

     (d) The Trustee is hereby directed, on behalf of the Trust, to execute and deliver the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement (including making any representations on behalf of the Trust), to perform the obligations of the Trust under the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement on the Closing Date and to enforce the obligations of the Cap Provider under the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement thereafter, including by exercising any right that the Trustee may have to designate an "early termination date" under the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement upon the occurrence of an "event of default" or a "termination event" thereunder. Upon the occurrence of an "early termination date" under the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Interest Rate Cap Agreement, the Depositor shall use reasonable efforts to replace the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Interest Rate Cap Agreement, as applicable, with one that is furnished by a replacement for the Cap Provider acceptable to each Rating Agency, and the Trustee shall hold in trust any amount that is paid to it by the Cap Provider in respect of any such "early termination date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Interest Rate Cap Agreement, as applicable, is not available or such amount exceeds the amount necessary to purchase such replacement), the Trustee shall deposit such portion in the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Reserve Fund, as applicable. If such amount is insufficient to purchase a replacement for the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Interest Rate Cap Agreement, the Trustee shall apply such amount to replace as much of the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Interest Rate Cap Agreement, as applicable as it is possible to replace with such amount. If the Cap Provider transfers its rights and obligations under the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement to another party in accordance therewith or the Depositor replaces the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Interest Rate Cap Agreement with another that is furnished by a replacement for the Cap Provider acceptable to each Rating Agency in accordance with this Agreement, then the Trustee shall execute and deliver the related replacement for, or novation of, the Class 2-A-4 Interest Rate Cap Agreement or the Class 3-A-2 Interest Rate Cap Agreement, as applicable.

     The Depositor hereby represents to the Trustee that any representations made by the Trustee under each Interest Rate Cap Agreement on behalf of the Trust are true and accurate.

     For so long as the Trustee is required to file any report with the Commission pursuant to Section 3.22 of this Agreement, upon its receipt from BANA of the "significance estimate" for the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement pursuant to the
Mortgage  Loan  Purchase  Agreement,  the  Trustee  shall,  on the basis of such

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

"significance estimate," calculate the aggregate "significance percentage" for the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement of the Class Certificate Balance of the Class 2-A-4 or the Class 3-A-2, as the case may be, as of the date of such "significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such aggregate "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such aggregate "significance estimate" and the denominator of which is the Class Certificate Balance of the Class 2-A-4 Certificates and the Class 3-A-2 Certificates after distributions on the related Distribution Date. The Trustee also shall determine as of such date whether such "significance percentage" would require disclosure of financial information with respect to the Cap Provider in any report required to be filed with the Commission pursuant to Section 3.22, and if it does, the Trustee shall make a written request of the Cap Provider for such information in accordance with the Class 2-A-4 Interest Rate Cap Agreement and the Class 3-A-2 Interest Rate Cap Agreement not later than the third Business Day after it receives the related "significance estimate." Upon its receipt of such information, the Trustee shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

     Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

          (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the authentication of the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

     The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Custodian's review of the Mortgage Files pursuant to
Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same rights it would have if it were not the Trustee.

     Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by Fitch and S&P or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

     Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use its best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 9.07.

     Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder (or direct a Custodian to deliver such Mortgage Files and related documents and statements), together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement (other than pursuant to Section 3.19 hereunder). All costs associated with the appointment of a successor Trustee shall be paid to the Person that incurred them by the predecessor Trustee. Without limiting the predecessor Trustee's obligation, if the predecessor Trustee fails to pay such costs, such costs shall be reimbursed by the Trust; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of

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

Section 9.06,  all reasonable  expenses  incurred in complying with this Section
9.07 shall be reimbursed by the Trust to the Person that incurred them.

     No successor  Trustee shall accept  appointment as provided in this Section
9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

     Upon  acceptance of appointment by a successor  Trustee as provided in this
Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     The predecessor Trustee and successor Trustee shall notify the Depositor of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment.

     Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Trustee and such surviving Person shall notify the Depositor of any such merger, conversion or consolidation and shall provide the Depositor with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation.

     Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Initially, the Authenticating Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the
provisions  of  this  Section   9.10,   the  Trustee  may  appoint  a  successor
Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11 Trustee's Compensation and Expenses. The Trustee shall be entitled to receive on each Distribution Date an amount equal to the Trustee's compensation for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any ERISA Restricted Certificate or Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this
Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

     Section 9.12 Appointment of Custodian. (a) U. S. Bank National Association is hereby appointed as the Custodian to hold all or a portion of the Mortgage Files as agent for the Trustee and to perform the other obligations and duties set forth in this Agreement. The Custodian is a depository institution subject to supervision by federal or state authority, has a combined capital and surplus

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of at least  $10,000,000 and is qualified to do business in the  jurisdiction in which it holds any Mortgage File.

     (b) The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate fee agreement between the Custodian and the Trustee, the payment of such fees, together with the Custodian's expenses in connection herewith except as provided in Section 9.12(e), shall be solely the obligation of the Trustee.

     (c) The Trustee, with or without cause, may, upon at least sixty (60) days' written notice, remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Trustee to the Custodian.

     Having given written notice of such removal, the Trustee promptly shall appoint a successor Custodian to act on behalf of the Trustee by written instrument, one original counterpart of which instrument shall be delivered to the Trustee, with an original to the successor Custodian. In the event of any removal, the Custodian shall, at the Trustee's request, promptly transfer to the successor Custodian or the Trustee, as directed, all Mortgage Files being administered under this Agreement. All expenses related to such transfer shall be paid by the predecessor Custodian, if the predecessor Custodian is removed for cause, or by the Trustee if the predecessor Custodian is removed without cause. If the predecessor Custodian defaults in its obligation to pay such expenses, the Trustee shall be entitled to reimbursement therefor from the assets of the Trust. In the event of any removal, the Custodian shall, at the Trustee's request and expense, promptly transfer to the successor Custodian or the Trustee, as directed, all Mortgage Files being administered under this Agreement. If a successor custodian has not been appointed within such period, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian.

     (d) The Custodian may terminate its obligations under this Agreement upon at least sixty (60) days' prior written notice to the Trustee. In the event of such termination, the Trustee shall appoint a successor Custodian. If the Custodian resigns without reasonable cause, all costs incurred for the transfer of the Mortgage Files shall be borne by the Custodian; otherwise, all such costs shall be paid by the from the assets of the Trust. If a successor custodian has not been appointed within such period, the Custodian may petition a court of competent jurisdiction to appoint a successor Custodian. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Trustee. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Mortgage Files being administered under this Agreement.

     (e) Every provision of Sections 9.01, 9.02, 9.03 and 9.04 relating to the conduct or affecting the liability of or affording protection to the Trustee shall apply to the Custodian in its performance of any duties or obligations under this Agreement. The Custodian and any director, officer, employee or agent of the Custodian shall be indemnified by the Trust to the same extent as the Trustee pursuant to Section 9.11.

     The Custodian hereby indemnifies the Depositor, the Sponsor, the Trustee, the Servicer, and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that any of them may sustain in any way related to the failure of the Custodian to perform any of its obligations under Section 3.21. Notwithstanding the foregoing, in no event shall the Custodian be liable for any consequential, indirect or punitive damages pursuant to this Section 9.12.

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     Notwithstanding  the foregoing,  to the extent the Trustee  appoints one or more Custodians with respect to more than 5% of the aggregate Pool Stated Principal Balance, the Trustee shall cause such Custodian to prepare a separate assessment and attestation report, as contemplated by Section 3.19 of this Agreement and deliver such report to the Trustee as set forth in Section 3.22 of this Agreement.

     Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Trustee out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent, provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

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     Section 9.14 Limitation of Liability.  The Certificates are executed by the
Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                   ARTICLE X

                                   TERMINATION

     Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.05(b) and 5.06(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the later of (I) the purchase by the Servicer of

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

all of the Mortgage Loans and all related REO Property remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) and (z) any Reimbursement Amount owed to the Trust pursuant to Section
2.02 related to a Mortgage Loan.

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Servicer to exercise its purchase option with respect to the Mortgage Loans is conditioned upon (A) the aggregate Stated Principal Balance of all the Mortgage Loans being less than 1% of the aggregate unpaid principal balance of all the Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a)(I) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any Mortgage Loan as to which REO Property has been acquired) and the related REO Properties; provided, however, that this clause (B) shall not apply to any purchase by the Servicer if, at the time of the purchase, the Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the first paragraph of this
Section 10.01 will be determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to this Article X. If such right is exercised, the Trustee (or Custodian on the Trustee's behalf) shall, promptly following payment of the purchase price, release to the Servicer or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

     Notice of the  exercise of any  purchase  option  pursuant to this  Section
10.01 and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the applicable Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Trustee therein specified.

     Upon the exercise of its purchase option, the applicable party shall remit to the Trustee for deposit to the Certificate Account on or before the Final Distribution Date or the applicable Distribution Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final Distribution Date or

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

Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

     Upon the exercise of any purchase option pursuant to this Section 10.01, the Trustee shall assign to the applicable party exercising its purchase option each of the applicable mortgage loan representations and warranties made pursuant to the Mortgage Loan Purchase Agreement, without recourse, representation or warranty. Not less than five (5) Business Days prior to the Final Distribution Date, the Trustee shall notify the Depositor of the amount of any unpaid Reimbursement Amount owed to the Trust and the Depositor shall deposit such amount in the Certificate Account not later than the Business Day preceding the Final Distribution Date.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates or Components, the Class Certificate Balance or Component Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate or Component and (b) the applicable PO Deferred Amount with respect to Class A-PO Certificates, and (II) as to the Class 1-A-R Certificate, the amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate Sub-Account, the Middle-Tier Certificate Sub-Account, the Lower-Tier Certificate Sub-Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests and the Uncertificated Middle-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests and the Uncertificated Middle-Tier Interests, respectively, as provided in Section 5.02.

     If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all related funds in the Certificate Account not distributed in final distribution to such Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Trustee shall give a second written notice to the remaining applicable Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

     Section 10.02 Additional Termination Requirements.

     (a) (i) If a party exercises its purchase option as provided in Section 10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (x) result in the imposition of

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

taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (y) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

     (b) Within 90 days prior to the related Final Distribution Date set forth in the notice given by the Trustee pursuant to Section 10.01, the Trustee shall adopt plans of liquidation for each related REMIC created hereunder specifying the first day in the 90-day liquidation period and meeting the requirements of a "qualified liquidation" under Section 860F of the Code and any regulations thereunder. The Trustee shall attach such plans of liquidation to each related REMIC's final tax return;

     (c) During such 90-day liquidation period, and at or prior to the time of making the final payment on the related Certificates, the Trustee shall sell the related Mortgage Loans and REO Properties to the Servicer for cash;

     (d) On the date specified for final payment on the related Certificates, the Trustee shall make final distributions of principal and interest on the related Certificates in accordance with Section 5.02 and shall distribute or credit, or cause to be distributed or credited, to holders of the Residual Certificates all cash on hand in the related REMICs after such final payment (other than cash retained to meet claims) in complete liquidation of the related REMICs;

     (e) The Middle-Tier REMIC and the Upper-Tier REMIC will be terminated on the same date that the Lower-Tier REMIC is terminated.

     (f) By its acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor or the Trustee and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the related Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment.

     This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders,
(i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a REMIC or the Exchangeable Certificates Grantor Trust as a grantor trust within the meaning of the Code and related regulations at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder or on the Exchangeable Certificates Grantor Trust that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect

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

that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause
(i) through (vi) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any United States federal income tax on any REMIC created hereunder, the Exchangeable Certificates Grantor Trust or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC or cause the Exchangeable Certificates Grantor Trust to fail to qualify as a grantor trust within the meaning of the Code and related regulations at any time that any Certificates are outstanding

     This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating that such amendment would not adversely affect the qualification of any REMIC created hereunder as a REMIC or of the Exchangeable Certificates Grantor Trust as a grantor trust within the meaning of the Code and related regulations or result in the imposition of any tax on any REMIC or any Exchangeable Certificates Grantor Trust created hereunder and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders  under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     Section 11.02 Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at its expense at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Trustee at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03 Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04 Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05 Notices.

     All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America Funding Corporation, 214 North

Tryon Street, Charlotte, North Carolina 28255, Attention: Scott Evans, with a copy to: Bank of America Legal Department, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255, Attention: Associate General Counsel, (b) in the case of the Servicer, Bank of America, National Association, 214 North Tryon Street, Charlotte, North Carolina 28255, Attention: Scott Evans, with a copy to: Bank of America Legal Department, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255, Attention: Associate General Counsel, (c) in the case of the Trustee, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: Client Manager - BAFC, Series 2007-5, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Client Manager - BAFC, Series 2007-5, with a copy to Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479, Attention: Corporate Trust Services - BAFC, Series 2007-5, (e) in the case of the Custodian, U.S. Bank National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604,
Attention: Corporate Trust Services, BAFC, Series 2007-5, Attention: Structured Finance Services, BAFC 2007-5; (f) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage Surveillance Group; (g) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention:
Residential Mortgage Surveillance Group and (h) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attn:
Residential Mortgage Surveillance Group or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07 Certificates Nonassessable and Fully Paid.

     It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 11.08 Access to List of Certificateholders.

     The Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen (15) days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09 Recharacterization.

     The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

     Section   11.10   Regulation   AB   Compliance;   Intent  of  the  Parties;
Reasonableness.

     The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Servicer, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the

Servicer, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

     Section 11.11 Third Party Beneficiary.

     Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     IN WITNESS WHEREOF, the Depositor, the Servicer, the Trustee and the Custodian have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                                 BANC OF AMERICA FUNDING
                                                 CORPORATION, as Depositor


                                                 By:/s/_________________________
                                                 Name:   Scott Evans
                                                 Title:  Senior Vice President


                                                 BANK OF AMERICA, NATIONAL
                                                 ASSOCIATION, as Servicer


                                                 By:/s/_________________________
                                                 Name:   Bruce W. Good
                                                 Title:  Principal


                                                 WELLS FARGO BANK, N.A., as
                                                 Trustee


                                                 By:/s/_________________________
                                                 Name:   Raymond Delli Colli
                                                 Title:  Vice President


                                                 U.S. BANK NATIONAL ASSOCIATION,
                                                 as Custodian


                                                 By:/s/_________________________
                                                 Name:   Melissa A. Rosal
                                                 Title:  Vice President

STATE OF NORTH CAROLINA    )
                           ) ss.:
COUNTY OF MECKLENBURG      )
                           )

     On the ___ day of June, 2007, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                             ___________________________________
                                                       Notary Public

[Notarial Seal]

My commission expires _________________________.

STATE OF NORTH CAROLINA    )
                           ) ss.:
COUNTY OF MECKLENBURG      )
                           )

     On the ___ day of June, 2007, before me, a notary public in and for the State of North Carolina, personally appeared Bruce W. Good, known to me who, being by me duly sworn, did depose and say that he is a Principal of Bank of America, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.



                                             ___________________________________
                                                       Notary Public

[Notarial Seal]

My commission expires _________________________.

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )
                           )

     On the ___ day of June, 2007, before me, a notary public in and for the State of New York, personally appeared Raymond Delli Colli, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.


                                             ___________________________________
                                                       Notary Public

[Notarial Seal]

My commission expires _________________________.

STATE OF ILLINOIS          )
                           ) ss.:
COUNTY OF COOK             )
                           )

     On the ___ day of June, 2007, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such association.


                                             ___________________________________
                                                       Notary Public

[Notarial Seal]

My commission expires _________________________.

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT).

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.



                                    A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $100.00

Initial Class Certificate
Balance of this Class:                      $100.00

Pass-Through Rate:                          5.5000%

CUSIP No.:                                  059523 AA 8

ISIN No.:                                   US059523AA85

     THIS CERTIFIES THAT __________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-1AR-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Any distribution of the proceeds of any remaining assets of the applicable subaccounts of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement and a certificate substantially in the form set forth in Exhibit W to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R Certificate to such proposed transferee shall be effected; (v) this Class 1-A-R Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

     This Class 1-A-R Certificate may not be purchased by or transferred to any Plan (as defined in the Pooling and Servicing Agreement).

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.



                                    A-1AR-3

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                 *    *    *




                                    A-1AR-4

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.






                                    A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by


                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $21,749,000.00

Pass-Through Rate:                          5.5000%

CUSIP No.:                                  059523 AB 6

ISIN No.:                                   US059523AB68

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate


                                    A-1A1-2

Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *   *   *





                                    A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,764,000.00

Pass-Through Rate:                          5.5000%

CUSIP No.:                                  059523 AC 4

ISIN No.:                                   US059523AC42

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-1A2-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *




                                    A-1A2-3

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $50,000,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 AE 0

ISIN No.:                                   US059523AE08

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-2A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 2-A-2 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.



                                    A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 2-A-2 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $4,055,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 AF 7

ISIN No.:                                   US059523AF72

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an


                                    A-2A2-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-2A2-3

                                  EXHIBIT A-2A3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-2A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $12,871,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 AG 5

ISIN No.:                                   US059523AG55

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-2A3-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-2A3-3

                                  EXHIBIT A-2A4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-2A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $13,755,000.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  059523 AH 3

ISIN No.:                                   US059523AH39

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-2A4-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-2A4-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $19,801,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 AJ 9

ISIN No.:                                   US059523AJ94

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-3A1-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.





                                    A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $24,546,000.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  059523 AK 6

ISIN No.:                                   US059523AK67

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-3A2-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *









                                    A-3A2-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 4-A-1 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.




                                    A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 4-A-1 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $80,000,000.00

Maximum Initial Class
Certificate Balance of this Class:          $200,157,000.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  059523 AL 4

ISIN No.:                                   US059523AL41

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-4A1-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *







                                    A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 4-A-2 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS  OF THE NOTIONAL  AMOUNT OF THIS  CERTIFICATE  MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 4-A-2 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Notional Amount
of this Certificate
("Denomination"):                           $80,000,000.00

Maximum Initial Notional
Amount of this Class:                       $200,157,000.00

Pass-Through Rate:                          Inverse Floating

CUSIP No.:                                  059523 AM 2

ISIN No.:                                   US059523AM24

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 4-A-2 Certificate is not entitled to any distributions with respect to principal.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee


                                    A-4A2-2
or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *







                                    A-4A2-3

                                  EXHIBIT A-4A3

                    [FORM OF FACE OF CLASS 4-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 4-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS  OF THE NOTIONAL  AMOUNT OF THIS  CERTIFICATE  MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.









                                    A-4A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 4-A-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Notional Amount of this
Certificate
("Denomination"):

Initial Notional Amount
of this Class:                              $200,157,000.00

Pass-Through Rate:                          Inverse Floating

CUSIP No.:                                  059523 AN 0

ISIN No.:                                   US059523AN07

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 4-A-3 Certificate is not entitled to any distributions with respect to principal.

                                    A-4A3-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *






                                    A-4A3-3

                                  EXHIBIT A-4A4

                    [FORM OF FACE OF CLASS 4-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 4-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 4-A-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    A-4A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 4-A-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $16,229,000.00

Pass-Through Rate:                          7.0000%

CUSIP No.:                                  059523 AP 5

ISIN No.:                                   US059523AP54

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-4A4-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-4A4-3

                                  EXHIBIT A-4A5

                    [FORM OF FACE OF CLASS 4-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class 4-A-5 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.





                                    A-4A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class 4-A-5 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $120,157,000.00

Maximum Initial Class
Certificate Balance of this Class:          $200,157,000.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  059523 AQ 3

ISIN No.:                                   US059523AQ38

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an


                                    A-4A5-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-4A5-3

                                  EXHIBIT A-5A1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.








                                    A-5A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $12,879,000.00

Pass-Through Rate:                          5.2500%

CUSIP No.:                                  059523 AR 1

ISIN No.:                                   US059523AR11

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-5A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *







                                    A-5A1-3

                                  EXHIBIT A-5A2

                    [FORM OF FACE OF CLASS 5-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 5-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 5-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 5-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.






                                    A-5A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 5-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,045,000.00

Pass-Through Rate:                          5.2500%

CUSIP No.:                                  059523 AS 9

ISIN No.:                                   US059523AS93

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-5A2-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *










                                    A-5A2-3

                                  EXHIBIT A-6A1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.









                                    A-6A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $15,031,000.00

Initial Class Certificate
Balance of this Class:                      $15,031,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 AU 4

ISIN No.:                                   US059523AU40

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-6A1-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *










                                    A-6A1-3

                                  EXHIBIT A-6A2

                    [FORM OF FACE OF CLASS 6-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 6-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 6-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 6-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.






                                    A-6A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 6-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by



                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $1,219,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 AV 2

ISIN No.:                                   US059523AV23

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance


                                    A-6A2-2
as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *









                                    A-6A2-3

                                  EXHIBIT A-7A1

                    [FORM OF FACE OF CLASS 7-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 7-A-1 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-7A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 7-A-1 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $23,417,342.00

Maximum Initial Class
Certificate Balance of this Class:          $37,718,200.00

Pass-Through Rate:                          Floating

CUSIP No.:                                  059523 AX 8

ISIN No.:                                   US059523AX88

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-7A1-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *






                                    A-7A1-3

                                  EXHIBIT A-7A2

                    [FORM OF FACE OF CLASS 7-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 7-A-2 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.






                                    A-7A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 7-A-2 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $3,602,668.00

Maximum Initial Class
Certificate Balance of this Class:          $5,802,800.00

Pass-Through Rate:                          Inverse Floating

CUSIP No.:                                  059523 AY 6

ISIN No.:                                   US059523AY61

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-7A2-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Interest will accrue on this Certificate at a per annum rate as provided in the Pooling and Servicing Agreement.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *







                                    A-7A2-3

                                  EXHIBIT A-7A3

                    [FORM OF FACE OF CLASS 7-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 7-A-3 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 7-A-1 CERTIFICATES AND THE CLASS 7-A-2 CERTIFICATES WILL BE BORNE BY THE CLASS 7-A-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.



                                    A-7A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class 7-A-3 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $1,833,990.00

Maximum Initial Class
Certificate Balance of this Class:          $2,954,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 AZ 3

ISIN No.:                                   US059523AZ37

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-7A3-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-7A3-3

                                  EXHIBIT A-7A4

                    [FORM OF FACE OF CLASS 7-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class 7-A-4 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.






                                    A-7A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class 7-A-4 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $43,521,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 BA 7

ISIN No.:                                   US059523BA76

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an


                                    A-7A4-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-7A4-3

                                  EXHIBIT A-7A5

                    [FORM OF FACE OF CLASS 7-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class 7-A-5 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.




                                    A-7A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class 7-A-5 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $17,621,000.00

Maximum Initial Class
Certificate Balance of this Class:          $46,475,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 BB 5

ISIN No.:                                   US059523BB59

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an


                                    A-7A5-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *






                                    A-7A5-3

                                 EXHIBIT A-A-IO

                    [FORM OF FACE OF CLASS A-IO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class A-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-AIO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class A-IO

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Notional
Amount of this
Certificate
("Denomination"):                           $7,553,927.00

Initial Notional
Amount of this Class:                       $7,553,927.00

CUSIP No.:                                  059523 BC 3

ISIN No.:                                   US059523BC33

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class A-IO Certificate is not entitled to any distributions with respect to principal.

     For the purposes of determining distributions of interest, the Class A-IO Certificates will be deemed to consist of three components which are not severable: the Class 4-A-IO Component, the Class 6-A-IO Component and the Class 7-A-IO Component (each, a "Component").



                                    A-AIO-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-AIO-3

                                  EXHIBIT A-APO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.








                                    A-APO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $837,142.00

Initial Class Certificate
Balance of this Class:                      $837,142.00

CUSIP No.:                                  059523 BD 1

ISIN No.:                                   US059523BD16

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class A-PO Certificate is not entitled to any distributions with respect to interest.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.



                                    A-APO-2

     For the purposes of determining distributions in reduction of Class Certificate Balance, the Class A-PO Certificates will be deemed to consist of three components which are not severable: the Class 1-A-PO Component, the Class 5-A-PO Component and the Class 7-A-PO Component (each, a "Component").

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *




                                    A-APO-3

                                  EXHIBIT A-CA1

                    [FORM OF FACE OF CLASS C-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class C-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.






                                   A-CA1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class C-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $18,432,000.00

Initial Class Certificate
Balance of this Class:                      $18,432,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BE 9

ISIN No.:                                   US059523BE98

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.



                                   A-CA1-2

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-1 Certificates will be deemed to consist of two components which are not severable: the Class C-A-1-1 Component and the Class C-A-1-2 Component (each, a "Component").

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                     * * *






                                   A-CA1-3

                                  EXHIBIT A-CA2

                    [FORM OF FACE OF CLASS C-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-2 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS C-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS C-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    A-CA2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-2 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $1,496,000.00

Maximum Initial Class
Certificate Balance of this Class:          $1,496,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BF 6

ISIN No.:                                   US059523BF63

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-CA2-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-2 Certificates will be deemed to consist of two components which are not severable: the Class C-A-2-1 Component and the Class C-A-2-2 Component (each, a "Component").

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *






                                    A-CA2-3

                                  EXHIBIT A-CA3

                    [FORM OF FACE OF CLASS C-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-3 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-3 CERTIFICATES WILL BE BORNE BY THE CLASS C-A-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.



                                    A-CA3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-3 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $6,072,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BG 4

ISIN No.:                                   US059523BG47

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-CA3-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-3 Certificates will be deemed to consist of two components which are not severable: the Class C-A-3-1 Component and the Class C-A-3-2 Component (each, a "Component").

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-CA3-3

                                  EXHIBIT A-CA4

                    [FORM OF FACE OF CLASS C-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-4 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.




                                    A-CA4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-4 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $22,026,000.00

Maximum Initial Class
Certificate Balance of this Class:          $22,026,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BH 2

ISIN No.:                                   US059523BH20

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-CA4-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-4 Certificates will be deemed to consist of two components which are not severable: the Class C-A-4-1 Component and the Class C-A-4-2 Component (each, a "Component").

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-CA4-3

                                  EXHIBIT A-CA5

                    [FORM OF FACE OF CLASS C-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-5 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE COMPONENT BALANCE OF EACH COMPONENT OF THIS CERTIFICATE WILL NOT BE PAYABLE BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE COMPONENT BALANCE OF SUCH COMPONENT OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.




                                    A-CA5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-5 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $1,865,000.00

Maximum Initial Class
Certificate Balance of this Class:          $1,865,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BJ 8

ISIN No.:                                   US059523BJ85

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-CA5-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-5 Certificates will be deemed to consist of two components which are not severable: the Class C-A-5-1 Component and the Class C-A-5-2 Component (each, a "Component").

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-CA5-3

                                  EXHIBIT A-CA6

                    [FORM OF FACE OF CLASS C-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-6 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS C-A-4 CERTIFICATES AND THE CLASS C-A-5 CERTIFICATES WILL BE BORNE BY THE CLASS C-A-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    A-CA6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-6 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $1,938,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BK 5

ISIN No.:                                   US059523BK58

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-CA6-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-6 Certificates will be deemed to consist of two components which are not severable: the Class C-A-6-1 Component and the Class C-A-6-2 Component (each, a "Component").

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-CA6-3

                                  EXHIBIT A-CA7

                    [FORM OF FACE OF CLASS C-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-7 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE CERTIFICATES IN THE RELATED COMBINATION GROUP.

AFTER THE APPLICABLE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-2 CERTIFICATES WILL BE BORNE BY THE CLASS C-A-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.




                                    A-CA7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                   Class C-A-7 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $113,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BL 3

ISIN No.:                                   US059523BL32

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian


                                    A-CA7-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-7 Certificates will be deemed to consist of two components which are not severable: the Class C-A-7-1 Component and the Class C-A-7-2 Component (each, a "Component").

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *





                                    A-CA7-3

                                  EXHIBIT A-CA8

                    [FORM OF FACE OF CLASS A-CA8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class C-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.






                                    A-CA8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class C-A-8

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Notional Amount
of this Certificate
("Denomination"):                           $

Initial Notional
Amount of this Class:                       $38,301,000.00

Pass-Through Rate:                          Inverse Floating

CUSIP No.:                                  059523 BM 1

ISIN No.:                                   US059523BM15

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class C-A-8 Certificate is not entitled to any distributions with respect to principal.

     For the purposes of determining distributions of interest, the Class C-A-8 Certificates will be deemed to consist of two components which are not severable: the Class C-A-8-1 Component and the Class C-A-8-2 Component (each, a "Component").



                                    A-CA8-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *








                                    A-CA8-3

                                  EXHIBIT A-CA9

                    [FORM OF FACE OF CLASS A-CA9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class C-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.






                                    A-CA9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class C-A-9

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $7,353,000.00

Initial Class Certificate
Balance of this Class:                      $7,353,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BN 9

ISIN No.:                                   US059523BN97

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class C-A-9 Certificates will be deemed to consist of three components which are not severable: the Class C-A-9-1 Component, the Class C-A-9-2 Component and the Class C-A-9-3 Component (each, a "Component").

                                    A-CA9-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *






                                    A-CA9-3

                                 EXHIBIT A-CA10

                   [FORM OF FACE OF CLASS C-A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-10 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.






                                    A-CA10-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-10 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $8,010,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BP 4

ISIN No.:                                   US059523BP46

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an


                                    A-CA10-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *







                                    A-CA10-3

                                 EXHIBIT A-CA11

                   [FORM OF FACE OF CLASS C-A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-11 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.







                                    A-CA11-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-11 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $23,891,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BQ 2

ISIN No.:                                   US059523BQ29

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an


                                    A-CA11-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *






                                    A-CA11-3

                                 EXHIBIT A-CA12

                   [FORM OF FACE OF CLASS C-A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-12 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.






                                    A-CA12-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-12 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $8,123,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BR 0

ISIN No.:                                   US059523BR02

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an


                                    A-CA12-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *   *   *





                                    A-CA12-3

                                 EXHIBIT A-CA13

                   [FORM OF FACE OF CLASS C-A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-13 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    A-CA13-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-13 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $12,178,000.00

Maximum Initial Class
Certificate Balance of this Class:          $12,178,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BS 8

ISIN No.:                                   US059523BS84

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    A-CA13-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    A-CA13-3

                                 EXHIBIT A-CA14

                   [FORM OF FACE OF CLASS C-A-14 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-14 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    A-CA14-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-14 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $9,619,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BT 6

ISIN No.:                                   US059523BT67

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    A-CA14-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    A-CA14-3

                                 EXHIBIT A-CA15

                   [FORM OF FACE OF CLASS C-A-15 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-15 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE REMIC CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    A-CA15-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                      Class C-A-15 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and the Related Exchangeable REMIC Certificates issued by a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:                            1

Cut-Off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate Balance
of this Certificate
("Denomination"):                           $0.00

Maximum Initial Class
Certificate Balance of this Class:          $13,674,000.00

Pass-Through Rate:                          6.0000%

CUSIP No.:                                  059523 BU 3

ISIN No.:                                   US059523BU31

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained on any date of determination by dividing the Denomination of this Certificate by the Aggregate Denomination on such date of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    A-CA15-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    A-CA15-3

                                  EXHIBIT B-XB1

                    [FORM OF FACE OF CLASS X-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN THE CROSSED GROUPS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-XB1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $15,971,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059523 BX 7

ISIN No.:                                   US059523BX79

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    B-XB1-2
interest in, and is not guaranteed by the Depositor, the Servicer and The Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-XB1-3

                                  EXHIBIT B-XB2

                    [FORM OF FACE OF CLASS X-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN THE CROSSED GROUPS AND THE CLASS X-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-XB2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $6,879,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059523 BY 5

ISIN No.:                                   US059523BY52

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    B-XB2-2
interest in, and is not guaranteed by the Depositor, the Servicer and The Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-XB2-3

                                  EXHIBIT B-XB3

                    [FORM OF FACE OF CLASS X-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN THE CROSSED GROUPS, THE CLASS X-B-1 CERTIFICATES AND THE CLASS X-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT), SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-XB3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $5,159,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059523 BZ 2

ISIN No.:                                   US059523BZ28

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer and The

                                    B-XB3-2

Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-XB3-3

                                  EXHIBIT B-XB4

                    [FORM OF FACE OF CLASS X-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN THE CROSSED GROUPS, THE CLASS X-B-1 CERTIFICATES, THE CLASS X-B-2 CERTIFICATES AND THE CLASS X-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-XB4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $3,440,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059523 CD 0

ISIN No.:                                   US059523CD07

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    B-XB4-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-XB4-3

                                  EXHIBIT B-XB5

                    [FORM OF FACE OF CLASS X-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN THE CROSSED GROUPS, THE CLASS X-B-1 CERTIFICATES, THE CLASS X-B-2 CERTIFICATES, THE CLASS X-B-3 CERTIFICATES AND THE CLASS X-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-XB5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $2,948,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059523 CE 8

ISIN No.:                                   US059523CE89

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    B-XB5-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-XB5-3

                                  EXHIBIT B-XB6

                    [FORM OF FACE OF CLASS X-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN THE CROSSED GROUPS, THE CLASS X-B-1 CERTIFICATES, THE CLASS X-B-2 CERTIFICATES, THE CLASS X-B-3 CERTIFICATES, THE CLASS X-B-4 CERTIFICATES AND THE CLASS X-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-XB6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class X-B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $2,457,297.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  059523 CF 5

ISIN No.:                                   US059523CF54

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    B-XB6-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-XB6-3

                                  EXHIBIT B-7B1

                    [FORM OF FACE OF CLASS 7-B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN GROUP 7 AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-7B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $4,454,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 CA 6

ISIN No.:                                   US059523CA67

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer and The

                                    B-7B1-2

Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-7B1-3

                                  EXHIBIT B-7B2

                    [FORM OF FACE OF CLASS 7-B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN GROUP 7 AND THE CLASS 7-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-7B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $930,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 CB 4

ISIN No.:                                   US059523CB41

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer and The

                                    B-7B2-2

Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-7B2-3

                                 EXHIBIT B-7B3

                    [FORM OF FACE OF CLASS 7-B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN GROUP 7, THE CLASS 7-B-1 CERTIFICATES AND THE CLASS 7-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN THE EVENT THAT THIS CERTIFICATE IS NO LONGER RATED AT LEAST BBB- OR ITS EQUIVALENT, NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-7B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $601,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 CC 2

ISIN No.:                                   US059523CC24

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer and The

                                    B-7B3-2

Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     B-7B3-3

                                  EXHIBIT B-7B4

                    [FORM OF FACE OF CLASS 7-B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN GROUP 7, THE CLASS 7-B-1 CERTIFICATES, THE CLASS 7-B-2 CERTIFICATES AND THE CLASS 7-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND FSERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-7B4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $628,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 CG 3

ISIN No.:                                   US059523CG38

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    B-7B4-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-7B4-3

                                  EXHIBIT B-7B5

                    [FORM OF FACE OF CLASS 7-B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN GROUP 7, THE CLASS 7-B-1 CERTIFICATES, THE CLASS 7-B-2 CERTIFICATES, THE CLASS 7-B-3 CERTIFICATES AND THE CLASS 7-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-7B5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $492,000.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 CH 1

ISIN No.:                                   US059523CH11

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian

                                    B-7B5-2
or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-7B5-3

                                  EXHIBIT B-7B6

                    [FORM OF FACE OF CLASS 7-B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND COMPONENTS IN GROUP 7, THE CLASS 7-B-1 CERTIFICATES, THE CLASS 7-B-2 CERTIFICATES, THE CLASS 7-B-3 CERTIFICATES, THE CLASS 7-B-4 CERTIFICATES AND THE CLASS 7-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

                                    B-7B6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2007-5
                                   Class 7-B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of fixed interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               June 1, 2007

First Distribution Date:                    July 25, 2007

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $

Initial Class Certificate
Balance of this Class:                      $356,184.00

Pass-Through Rate:                          6.5000%

CUSIP No.:                                  059523 CJ 7

ISIN No.:                                   US059523CJ76

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an

                                    B-7B6-2
interest in, and is not guaranteed by the Depositor, the Servicer, the Custodian or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    B-7B6-3

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

     This  Certificate  is  one  of a  duly  authorized  issue  of  Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement.

     On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Article V of the Pooling and Servicing
Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer, the

Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement.

     The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, the Servicer has the option to purchase the Mortgage Loans and related REO Properties under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:

                                            WELLS FARGO BANK, N.A.,
                                            as Trustee


                                            By__________________________________
                                                   Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                            WELLS FARGO BANK, N.A.,
                                            as Trustee


                                            By__________________________________
                                                   Authorized Signatory

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to

     This information is provided by , the assignee named above, or, as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

        [Please see the Free Writing Prospectus filed and accepted by the
           Securities and Exchange Commission on June 28, 2007, with a filing date of June 28, 2007 and accession number
                             0001379434-07-000120.]

                                     D-1-1

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

       [Please see the Free Writing Prospectus filed and accepted by the
          Securities and Exchange Commission on June 28, 2007, with a filing date of June 28, 2007 and accession number
                             0001379434-07-000120.]

                                     D-2-1

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

       [Please see the Free Writing Prospectus filed and accepted by the
          Securities and Exchange Commission on June 28, 2007, with a filing date of June 28, 2007 and accession number
                             0001379434-07-000120.]

                                     D-3-1

                                   EXHIBIT D-4

                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

       [Please see the Free Writing Prospectus filed and accepted by the
          Securities and Exchange Commission on June 28, 2007, with a filing date of June 28, 2007 and accession number
                             0001379434-07-000120.]

                                     D-4-1

                                   EXHIBIT D-5

                       LOAN GROUP 5 MORTGAGE LOAN SCHEDULE

       [Please see the Free Writing Prospectus filed and accepted by the
          Securities and Exchange Commission on June 28, 2007, with a filing date of June 28, 2007 and accession number
                             0001379434-07-000120.]

                                     D-5-1

                                   EXHIBIT D-6

                       LOAN GROUP 6 MORTGAGE LOAN SCHEDULE

       [Please see the Free Writing Prospectus filed and accepted by the
          Securities and Exchange Commission on June 28, 2007, with a filing date of June 28, 2007 and accession number
                             0001379434-07-000120.]

                                     D-6-1

                                   EXHIBIT D-7

                       LOAN GROUP 7 MORTGAGE LOAN SCHEDULE

       [Please see the Free Writing Prospectus filed and accepted by the
          Securities and Exchange Commission on June 28, 2007, with a filing date of June 28, 2007 and accession number
                             0001379434-07-000120.]

                                     D-7-1

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [Date]


To:  U.S. Bank National Association
     4527 Metropolitan Ct., Suite C
     Frederick, MD  21704
     Attention:  Robert Ruiz


Re: The Pooling and Servicing Agreement, dated June 29, 2007, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian.

     In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.


Mortgage Loan Number:
---------------------

Mortgagor Name, Address & Zip Code:
-----------------------------------

Reason for Requesting Documents (check one)
-------------------------------------------

____    1.   Mortgage Paid in Full

____    2.   Foreclosure

____    3.   Substitution

____    4.   Other Liquidation

____    5.   Nonliquidation                          Reason: ___________________

                                      By:_______________________________________
                                               (authorized signer of Servicer)


                                      Issuer:___________________________________
                                      Address:__________________________________
                                      __________________________________________
AS
                                      Date:_____________________________________

Custodian
---------

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:


___________________________________________     ______________
Signature                                       Date

Documents returned to Custodian:


___________________________________________     ______________
Custodian                                       Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                  June 29, 2007



     [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated June 29, 2007, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian.



                                            [_____________________],

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-5

Re: Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-5, Class ___, having an initial aggregate Certificate Balance as of June 29, 2007 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 29, 2007, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of

                                     G-1-1

     Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.


                                          Very truly yours,


                                          ______________________________________
                                          (Transferor)

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                     G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-5

     Re:  Banc   of   America   Funding   Corporation,   Mortgage   Pass-Through
          Certificates, Series 2007-5, Class ___, having an initial aggregate Certificate Balance as of June 29, 2007 of $_________]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 29, 2007, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been  furnished with all  information  regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and  Servicing  Agreement  and the Trust  created  pursuant

                                     G-2A-1
     thereto,   (e)  any  credit  enhancement   mechanism  associated  with  the
     Transferred  Certificate,   and  (f)  all  related  matters,  that  it  has
     requested.

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                          Very truly yours,


                                          ______________________________________
                                          (Transferor)

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                     G-2A-2

                             Nominee Acknowledgment
                             ----------------------

     The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                          ______________________________________
                                          (Nominee)

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                     G-2A-3

                             ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [__________________] (the "Transferor") Wells Fargo Bank, N.A., as Trustee with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________((1)) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or


_______________________________________

(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4
          equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ___  Broker-dealer.  The  Transferee  is a dealer  registered  pursuant  to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

     ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further,

                                     G-2A-5
in  determining  such  aggregate  amount,   the  Transferee  may  have  included
securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

        ____     ____        Will the  Transferee be  purchasing the Transferred
        Yes      No          Certificates only for the Transferee's own account?


     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.




                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [_________________] (the "Transferor") Wells Fargo Bank, N.A., as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The  Transferee  owned  and/or  invested  on  a  discretionary   basis
          $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

        ____     ____        Will  the Transferee be  purchasing the Transferred
        Yes      No          Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                          ______________________________________
                                          Print Name of Transferee or Adviser

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                          IF AN ADVISER:


                                          ______________________________________
                                          Print Name of Transferee

                                          By:___________________________________
                                          Date:_________________________________

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-5

          Re:  Banc  of  America  Funding  Corporation,   Mortgage  Pass-Through
               Certificates,   Series  2007-5,  Class  ___,  having  an  initial
               aggregate Certificate Balance as of June 29, 2007 of $_________

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
[_______________________]            (the            "Transferor")            to
[_________________________________]   (the   "Transferee")   of  the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 29, 2007, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated to register or qualify the Transferred Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as

                                     G-2B-1

Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or, in the case of the Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-4, Class 7-B-5 and Class 7-B-6 Certificates only, as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and
(ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO A PLAN (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) SHALL BE MADE EXCEPT IN ACCORDANCE WITH SECTION 6.02 OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (d) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans, (d) the Pooling and

                                     G-2B-2

Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                          Very truly yours,


                                          ______________________________________
                                          (Transferee)

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________
                                          Date:_________________________________

                                     G-2B-3

                             Nominee Acknowledgment
                             ----------------------

The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.



                                          ______________________________________
                                          (Nominee)

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                     G-2B-4

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attention: Corporate Trust Services - BAFC 2007-5

     Re:  Banc   of   America   Funding   Corporation,   Mortgage   Pass-Through
          Certificates, Series 2007-5, Class ___, having an initial aggregate Certificate Balance as of June 29, 2007 of $_________

Ladies and Gentlemen:

     This  letter  is  delivered  to you in  connection  with  the  transfer  by
[_______________________]            (the            "Transferor")            to
[________________________________]   (the   "Transferee")   of   the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 29, 2007, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

     (a) it is not an employee benefit plan or arrangement, subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a Person acting on behalf of or using the assets of any such employee benefit plan or arrangement (collectively, a "Plan") to effect the purchase of the Transferred Certificates; or

     (b) with respect to any ERISA Restricted Certificate other than a Class X-B-4, Class X-B-5, Class X-B-6, Class 7-B-4, Class 7-B-5, Class 7-B-6 or Class 1-A-R Certificate, it is an insurance company using funds from an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), to
purchase the Transferred Certificates and the purchase and holding of the Transferred Certificates are covered by Section I and Section III of PTCE 95-60.

     Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                         Very truly yours,


                                          ______________________________________
                                          (Transferee)

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________
                                          Date:_________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2007-5

STATE OF                  )
                          )  ss:
COUNTY OF                 )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The  undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated June 29, 2007, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth in Exhibit Y to this Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee and no reason to believe that the statements in such Person's transfer affidavit are false.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

     9.  The  taxpayer   identification   number  of  the   Transferee  (or  the
Transferee's nominee, if applicable) is ___________.

     10.  The  Transferee  is a (i)  U.S.  Person  as  defined  in Code  Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

     11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

     14. The Transferee is not an employee benefit plan or arrangement, subject to Title I of ERISA, or Section 4975 of the Code and the Transferee is not acting on behalf of, or using assets of, such an employee benefit plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the Residual Certificate as such taxes become due.

                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_________________________________________
                                       Name:
                                       Title:

     Personally       appeared       before       me       the       above-named
______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed  and sworn before me this _____ day of  _______________________,
____





                                           _____________________________________
                                                      NOTARY PUBLIC

                                           My Commission expires the ____ day of
                                           ______________, ____

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS


Check the appropriate box:

[  ]      The consideration paid to the Transferee to acquire the Residual
          Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by
          Section 1274(d) of the Code and the compounding period used by the Transferee.


                                       OR
                                       --

[  ]      The transfer of the Residual Certificate complies with U.S. Treasury
          Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

          (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

          (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

          (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

          (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

          (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT J

                           CONTENTS OF SERVICING FILE

1. Copies of Mortgage Loans Documents.

2. Residential loan application.

3. Mortgage Loan closing statement.

4. Verification of employment and income, if required.

5. Verification of acceptable evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either Fannie Mae or Freddie Mac.

7. Residential appraisal report.

8. Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11. Copies of all required disclosure statements.

12.  If  applicable,   termite  report,   structural  engineer's  report,  water
potability and septic certification.

13. Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                   EXHIBIT M

                          FORM OF INITIAL CERTIFICATION

                                  June 29, 2007

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Bank of America, National Association
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention:  Corporate Trust Services - BAFC 2007-5

     Re: The Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Custodian

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT N

                           FORM OF FINAL CERTIFICATION


                              [__________ __, ____]


Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Bank of America, National Association
214 North Tryon Street
Charlotte, North Carolina  28255

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention:  Client Manager - BAFC 2007-5

     Re: The Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, Wells Fargo Bank, N.A., as Trustee, and U.S. Bank National Association, as Custodian.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

     The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Custodian



                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT O

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2007-5

     I, [________], a [_____________] of Banc of America Funding Corporation (the "Depositor"), certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Banc of America Funding 2007-5 Trust (the "Exchange Act Periodic Reports");

2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [____________________]

                                                     [_________], 20[__]

                                    EXHIBIT P

                           Relevant Servicing Criteria


--------------------------------------------------------------------------------------------------------------
                        Servicing Criteria                                               Parties Responsible
--------------------------------------------------------------------------------------------------------------
  Reference                          Criteria
--------------------------------------------------------------------------------------------------------------
                        General Servicing Considerations
--------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor any                 Servicer and Trustee
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to third          Servicer and Trustee
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.
--------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a          Not applicable
                   back-up servicer for the mortgage loans are maintained.
--------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect          Servicer
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of
                   the transaction agreements.
--------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the                     Servicer and Trustee
                   appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction
                   agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor          Servicer and Trustee
                   or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash           Servicer and Trustee
                   flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
                   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve        Servicer and Trustee
                   accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                        Servicing Criteria                                               Parties Responsible
--------------------------------------------------------------------------------------------------------------
  Reference                          Criteria
--------------------------------------------------------------------------------------------------------------
                        General Servicing Considerations
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at a federally insured           Servicer and Trustee
                   depository institution as set forth in the transaction
                   agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution
                   that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
--------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent                      Servicer and Trustee
                   unauthorized access.
--------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-        Servicer and Trustee
                   backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These
                   reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other
                   than the person who prepared the reconciliation; and (D)
                   contain explanations for reconciling items. These
                   reconciling items are resolved within 90 calendar days of
                   their original identification, or such other number of
                   days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the            Servicer and Trustee
                   Commission, are  maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction
                   agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
--------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                Servicer and Trustee
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted within two               Servicer and Trustee
                   business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree          Servicer and Trustee
                   with cancelled checks, or other form of payment, or custodial bank statements.
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                        Servicing Criteria                                               Parties Responsible
--------------------------------------------------------------------------------------------------------------
  Reference                          Criteria
--------------------------------------------------------------------------------------------------------------
                        General Servicing Considerations
--------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as             Servicer, Trustee and
                   required by the transaction agreements or related mortgage            Custodian
                   loan documents.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                Servicer, Trustee and
                   required by the transaction agreements                                Custodian
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are        Servicer
                   made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in            Servicer
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree             Servicer
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's           Servicer
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,         Servicer
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are maintained                 Servicer
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements.  Such records
                   are maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage
                   loans including, for example, phone calls, letters and
                   payment rescheduling plans in cases where delinquency is
                   deemed temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                        Servicing Criteria                                               Parties Responsible
--------------------------------------------------------------------------------------------------------------
  Reference                          Criteria
--------------------------------------------------------------------------------------------------------------
                        General Servicing Considerations
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage         Servicer
                   loans with variable rates are computed based on the related mortgage loan documents.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as             Servicer
                   escrow accounts): (A) such funds are analyzed, in
                   accordance with the obligor's mortgage loan documents, on
                   at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are
                   returned to the obligor within 30 calendar days of full
                   repayment of the related mortgage loans, or such other
                   number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                 Servicer
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any payment             Servicer
                   to be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted                 Servicer
                   within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are             Servicer and Trustee
                   recognized and recorded in accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support, identified in              Servicer and Trustee
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------

                                    EXHIBIT Q

                         Additional Form 10-D Disclosure


-----------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-D DISCLOSURE

-----------------------------------------------------------------------------------------------------------
       Item on Form 10-D                                        Party Responsible
-----------------------------------------------------------------------------------------------------------
   Item 1: Distribution and Pool
      Performance Information                                       Servicer
                                                                    Trustee
Any  information  required  by 1121 which is NOT                    Depositor
included  on the  Monthly Statement
-----------------------------------------------------------------------------------------------------------
     Item 2: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective property,
that is material to Certificateholders, including
any proceedings known to be contemplated
by governmental authorities:
-----------------------------------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                                  Trustee, Servicer and Depositor
-----------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                          Seller (if a party to the Pooling and Servicing
                                                                        Agreement) or Depositor
-----------------------------------------------------------------------------------------------------------
o Depositor                                                         Depositor
-----------------------------------------------------------------------------------------------------------
o Trustee                                                           Trustee
-----------------------------------------------------------------------------------------------------------
o Servicer                                                          Servicer
-----------------------------------------------------------------------------------------------------------
o Custodian                                                         Custodian
-----------------------------------------------------------------------------------------------------------
o 1110(b) Originator                                                Depositor
-----------------------------------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the                           Servicer
Servicer or Trustee)
-----------------------------------------------------------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                        Depositor
-----------------------------------------------------------------------------------------------------------
  Item 3: Sale of Securities and Use of                             Depositor
                  Proceeds
Information from Item 2(a) of Part II of
Form 10-Q:

With respect to any sale of securities by the
sponsor, depositor or issuing entity, that are
backed by the same asset pool or are otherwise
issued by the issuing entity, whether or not
registered, provide the sales and use of proceeds
information in Item 701 of Regulation S-K.
Pricing information can be omitted if securities
were not registered.
-----------------------------------------------------------------------------------------------------------
   Item 4: Defaults Upon Senior Securities                          Trustee

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default
(after expiration of any grace period and
provision of any required notice)
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-D DISCLOSURE

-----------------------------------------------------------------------------------------------------------
       Item on Form 10-D                                        Party Responsible
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
   Item 5: Submission of Matters to a Vote                          Trustee
                of Security Holders

Information from Item 4 of Part II of Form 10-Q
-----------------------------------------------------------------------------------------------------------
   Item 6: Significant Obligors of Pool                             Depositor
                  Assets

Item 1112(b) - Significant Obligor Financial
Information*
-----------------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Item.
-----------------------------------------------------------------------------------------------------------
  Item 7: Significant Enhancement
           Provider Information

Item 1114(b)(2) - Credit Enhancement Provider
Financial Information*
-----------------------------------------------------------------------------------------------------------
o Determining applicable disclosure threshold                       Trustee
-----------------------------------------------------------------------------------------------------------
o Requesting required financial  information or                     Trustee
effecting  incorporation by reference
-----------------------------------------------------------------------------------------------------------
 Item 1115(b) - Derivative Counterparty
           Financial Information*
-----------------------------------------------------------------------------------------------------------
o Determining current maximum probable                              Depositor
eSPOsure
-----------------------------------------------------------------------------------------------------------
o Determining current significance percentage                       Trustee
-----------------------------------------------------------------------------------------------------------
o Requesting required financial information or                      Trustee
effecting  incorporation by reference
-----------------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
                Items.
-----------------------------------------------------------------------------------------------------------
    Item 8: Other Information                               Any party responsible for the applicable
                                                                    Form 8-K Disclosure item

Disclose  any  information  required  to be reported
on Form 8-K during the period covered by the
Form 10-D but not reported
-----------------------------------------------------------------------------------------------------------
      Item 9: Exhibits
-----------------------------------------------------------------------------------------------------------
  Monthly Statement to Certificateholders                           Trustee
-----------------------------------------------------------------------------------------------------------
 Exhibits required by Item 601 of Regulation S-K,                   Depositor
         such as material agreements
-----------------------------------------------------------------------------------------------------------

                                    EXHIBIT R

                         Additional Form 10-K Disclosure


-----------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------
       Item on Form 10-K                                        Party Responsible
-----------------------------------------------------------------------------------------------------------
       Item 9B: Other Information                          Any party responsible for disclosure items
Disclose any information required to be reported                         on Form 8-K
on Form 8-K during the fourth quarter covered
by the Form 10-K but not reported
-----------------------------------------------------------------------------------------------------------
   Item 15: Exhibits, Financial Statement                           Trustee
                 Schedules                                          Depositor
-----------------------------------------------------------------------------------------------------------
   Reg AB Item 1112(b): Significant
     Obligors of Pool Assets
-----------------------------------------------------------------------------------------------------------
Significant Obligor Financial Information*                          Depositor
-----------------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Item.
-----------------------------------------------------------------------------------------------------------
 Reg AB Item 1114(b)(2): Credit
 Enhancement Provider Financial
         Information
-----------------------------------------------------------------------------------------------------------
o Determining applicable disclosure threshold                       Trustee
-----------------------------------------------------------------------------------------------------------
o Requesting required financial  information or                     Trustee
effecting  incorporation by reference
-----------------------------------------------------------------------------------------------------------
o This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Items.
-----------------------------------------------------------------------------------------------------------
    Reg AB Item 1115(b): Derivative
   Counterparty Financial Information
-----------------------------------------------------------------------------------------------------------
o Determining current maximum probable                              Depositor
eSPOsure
-----------------------------------------------------------------------------------------------------------
o Determining current significance percentage                       Trustee
-----------------------------------------------------------------------------------------------------------
o Requesting required financial  information or                     Trustee
effecting  incorporation by reference
-----------------------------------------------------------------------------------------------------------
*This information need only be reported on the
Form 10-D for the distribution period in which
updated information is required pursuant to the
Items.
-----------------------------------------------------------------------------------------------------------
   Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the
following entities or their respective property,
that is material to Certificateholders, including
any proceedings known to be contemplated by
governmental authorities:
-----------------------------------------------------------------------------------------------------------
o Issuing Entity (Trust Fund)                                       Trustee, Servicer and Depositor
-----------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                          Seller (if a party to the Pooling and Servicing
                                                                    Agreement) or Depositor
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------
       Item on Form 10-K                                        Party Responsible
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
o Depositor                                                         Depositor
-----------------------------------------------------------------------------------------------------------
o Trustee                                                           Trustee
-----------------------------------------------------------------------------------------------------------
o Servicer                                                          Servicer
-----------------------------------------------------------------------------------------------------------
o Custodian                                                         Custodian
-----------------------------------------------------------------------------------------------------------
o 1110(b) Originator                                                Depositor
-----------------------------------------------------------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the                           Servicer
Servicer or Trustee)
-----------------------------------------------------------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                        Depositor
---------------------------------------------------------------------------- ------------------------------
  Reg AB Item 1119: Affiliations and
           Relationships
---------------------------------------------------------------------------- ------------------------------
Whether (a) the Sponsor (Seller), Depositor or                      Depositor as to (a)
Issuing Entity is an affiliate of the following                    Sponsor/Seller as to (a)
parties, and (b) to the extent known and material,
any of the following parties are affiliated with
one another:
-----------------------------------------------------------------------------------------------------------
o Servicer                                                          Servicer
-----------------------------------------------------------------------------------------------------------
o Trustee                                                           Trustee
-----------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                     Servicer
-----------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                   Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                           Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
Whether there are any "outside the ordinary                         Depositor as to (a)
course business arrangements" other than would                    Sponsor/Seller as to (a)
be obtained in an arm's length transaction
between (a) the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and (b) any of the
following parties (or their affiliates) on the other
hand, that exist currently or within the past two
years and that are material to a
Certificateholder's understanding of the
Certificates:
-----------------------------------------------------------------------------------------------------------
o Servicer                                                          Servicer
-----------------------------------------------------------------------------------------------------------
o Trustee                                                           Trustee
-----------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                     Servicer
-----------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                   Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                              Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                           Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
Whether there are any specific relationships                        Depositor as to (a)
involving the transaction or  the pool assets                    Sponsor/Seller as to (a)
between (a) the Sponsor (Seller), Depositor or
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                         ADDITIONAL FORM 10-K DISCLOSURE
-----------------------------------------------------------------------------------------------------------
       Item on Form 10-K                                        Party Responsible
-----------------------------------------------------------------------------------------------------------

Issuing Entity on the one hand, and (b) any of the
following parties (or their affiliates) on the other
hand, that exist currently or within the past two
years and that are material:
-----------------------------------------------------------------------------------------------------------
o Servicer                                                          Servicer
-----------------------------------------------------------------------------------------------------------
o Trustee                                                           Trustee
-----------------------------------------------------------------------------------------------------------
o Any other 1108(a)(3) servicer                                     Servicer
-----------------------------------------------------------------------------------------------------------
o Any 1110 Originator                                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1112(b) Significant Obligor                                   Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1114 Credit Enhancement Provider                              Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                           Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------
o Any other 1101(d)(1) material party                               Depositor/Sponsor
-----------------------------------------------------------------------------------------------------------

                                    EXHIBIT S

                         Form 8-K Disclosure Information

-----------------------------------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------
       Item on Form 8-K                                         Party Responsible
-----------------------------------------------------------------------------------------------------------
  Item 1.01- Entry into a Material Definitive                  All parties, but only to
                   Agreement                                  the extent they are a party

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note:  disclosure not required as to definitive
agreements  that are fully disclosed in the
prospectus
-----------------------------------------------------------------------------------------------------------
   Item 1.02- Termination of a Material                        All parties, but only to
             Definitive Agreement                             the extent they are a party


Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial
agreement.
-----------------------------------------------------------------------------------------------------------
  Item 1.03- Bankruptcy or Receivership                             Depositor

Disclosure is required regarding the bankruptcy
or receivership, with respect to any of the
following:
-----------------------------------------------------------------------------------------------------------
o Sponsor (Seller)                                                  Depositor/Sponsor (Seller)
-----------------------------------------------------------------------------------------------------------
o Depositor                                                         Depositor
-----------------------------------------------------------------------------------------------------------
o Servicer                                                          Servicer
-----------------------------------------------------------------------------------------------------------
o Affiliated Servicer                                               Servicer
-----------------------------------------------------------------------------------------------------------
o Other  Servicer  servicing  20% or more of the                    Servicer
pool assets at the time of the report
-----------------------------------------------------------------------------------------------------------
o Other material servicers                                          Servicer
-----------------------------------------------------------------------------------------------------------
o Trustee                                                           Trustee
-----------------------------------------------------------------------------------------------------------
o Significant Obligor                                               Depositor
-----------------------------------------------------------------------------------------------------------
o Credit Enhancer (10% or more)                                     Depositor
-----------------------------------------------------------------------------------------------------------
o Derivative Counterparty                                           Depositor
-----------------------------------------------------------------------------------------------------------
o Custodian                                                         Custodian
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------
       Item on Form 8-K                                         Party Responsible
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
    Item 2.04- Triggering Events that                               Depositor
 Accelerate or Increase a Direct Financial                          Servicer
 Obligation or an Obligation under an Off-                          Trustee
       Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than
waterfall triggers which are disclosed in the
monthly statements to the certificateholders.
-----------------------------------------------------------------------------------------------------------
  Item 3.03- Material Modification to Rights                        Trustee
              of Security Holders                                   Depositor
                                                            (with respect to each, only to
Disclosure is required of any material                      the extent they are a party)
modification to documents defining the rights of
Certificateholders,  including  the  Pooling  and
Servicing Agreement.
-----------------------------------------------------------------------------------------------------------
  Item 5.03- Amendments of Articles of                              Depositor
Incorporation or Bylaws; Change of Fiscal
                Year

Disclosure is required of any amendment "to the
governing documents of the issuing entity".
-----------------------------------------------------------------------------------------------------------
  Item 6.01- ABS Informational and                                  Depositor
          Computational Material
-----------------------------------------------------------------------------------------------------------
  Item 6.02- Change of Servicer or Trustee                     Servicer/Trustee/Depositor

Requires disclosure of any removal, replacement,
substitution or addition of any Servicer, affiliated
servicer, other servicer servicing 10% or more
of pool assets at time of report, other material
servicers or trustee.
-----------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Servicer is                         Servicer
also required.
-----------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new Trustee is also                     Trustee
required.
-----------------------------------------------------------------------------------------------------------
    Item 6.03- Change in Credit Enhancement
               or External Support

Depositor/Trustee Covers termination of any enhancement in
manner other than by its terms, the addition of an
enhancement, or a material change in the
enhancement provided. Applies to external
credit enhancements as well as derivatives.
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                         FORM 8-K DISCLOSURE INFORMATION
-----------------------------------------------------------------------------------------------------------
       Item on Form 8-K                                         Party Responsible
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Reg AB disclosure about any new enhancement                         Depositor
provider is also required.
-----------------------------------------------------------------------------------------------------------
   Item 6.04- Failure to Make a Required                            Trustee
                Distribution
-----------------------------------------------------------------------------------------------------------
   Item 6.05- Securities Act Updating                               Depositor
               Disclosure

If any material pool characteristic differs by 5%
or more at the time of issuance of the securities
from the description in the final prospectus,
provide updated Reg AB disclosure about the
actual asset pool.
-----------------------------------------------------------------------------------------------------------
If there are any new servicers or originators                       Depositor
required to be disclosed under Regulation AB as
a result of the foregoing, provide the information
called for in Items 1108 and 1110 respectively.
-----------------------------------------------------------------------------------------------------------
    Item 7.01- Reg FD Disclosure                                    Depositor
-----------------------------------------------------------------------------------------------------------
    Item 8.01- Other Events                                         Depositor

 Any event, with respect to which information is
not otherwise called for in Form 8-K, that the
registrant deems of importance to
certificateholders.
-----------------------------------------------------------------------------------------------------------
  Item 9.01- Financial Statements and                        Responsible party for reporting/disclosing the
                   Exhibits                                        financial statement or exhibit
-----------------------------------------------------------------------------------------------------------

                                   EXHIBIT T

                          Form of Back-up Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2007-5

     The [________] hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     1. I have reviewed the annual report on Form 10-K for the fiscal year [____] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

     2. To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the [___________]'s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

     3. To my knowledge, the distribution information required to be provided by the [__________] under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

     4. I am responsible for reviewing the activities performed by the [_________] under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the [_________] required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the [_________] has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

     5. The report on assessment of compliance with servicing criteria applicable to the [_________] for asset-backed securities of the [_________] and each Subcontractor utilized by the [_________] and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

     In giving the certifications above, the [_________] has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer, depositor, trustee, custodian(s)]

         Date: _____________

                                                [______________________]
                                                        as [_______________]


                                                By:_____________________________
                                                   Name:________________________
                                                   Title:_______________________

                                    EXHIBIT U

                   Form of Additional Disclosure Notification

**SEND VIA FAX TO 443-367-3307 AND VIA EMAIL TO cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESSES IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Client Manager-  BAFC 2007-5--SEC REPORT PROCESSING

with a copy to:

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attn:  General Counsel and Chief Financial Officer

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required


Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, dated as of [ ][ ], 2006, among [ ], as [ ], [ ], as [ ], [ ], as [ ] and [ ], as [ ].
the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:
-----------------------------------------------------------

List  of  any  Attachments   hereto  to  be  included  in  the  Additional  Form
--------------------------------------------------------------------------------
[10-D][10-K][8-K] Disclosure:
-----------------------------


Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                          [NAME OF PARTY],
                                           as [role]


                                          By: __________________________________
                                              Name:
                                              Title:

                                   EXHIBIT V-1

                          Interest Rate Cap Agreement 1

           [Included as Exhibit 10.1 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed.]

                                     V-1-1

                                   EXHIBIT V-2

                          Interest Rate Cap Agreement 2

[Included as Exhibit 10.2 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed.]

                                     V-2-1

                                    EXHIBIT W

    Form of Transferor Certificate Regarding Transfer of Residual Certificate

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113
Attn:  Corporate Trust Services - BAFC 2007-5

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

     Re:  BAFC Mortgage Pass-Through Certificates, Series 2007-5

Ladies and Gentlemen:

     In connection with our disposition of the BAFC Mortgage Pass-Through Certificates, Series 2007-5, Class 1-A-R Certificate (the "Residual Certificate"), we certify that we have no knowledge that the transferee is not a Permitted Transferee and we have no reason to believe that the statements made in the transferee's Affidavit Regarding Transfer of Residual Certificate are false.

                                       Very truly yours,


                                       [_____________________]

                                    EXHIBIT X


                             AVAILABLE COMBINATIONS
--------------------------------------------------------------------------------------------------------
           Exchangeable REMIC Certificates                           Exchangeable Certificates
--------------------------------------------------------------------------------------------------------
    REMIC                                                Exchangeable
Combination 1                                            Combination 1
--------------------------------------------------------------------------------------------------------
    7-A-1          $37,718,200      059523 AX 8             7-A-4           $43,521,000     059523 AZ 3
--------------------------------------------------------------------------------------------------------
    7-A-2          $5,802,800       059523 AY 6
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 2                                            Combination 2
--------------------------------------------------------------------------------------------------------
    7-A-3          $2,954,000       059523 AZ 3             7-A-5           $46,475,000     059523 BB 5
--------------------------------------------------------------------------------------------------------
    7-A-1          $37,718,200      059523 AX 8
--------------------------------------------------------------------------------------------------------
    7-A-2          $5,802,800       059523 AY 6
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 3                                            Combination 3
--------------------------------------------------------------------------------------------------------
    C-A-3          $6,072,000       059523 BG 4            C-A-10           $8,010,000      059523 BP 4
--------------------------------------------------------------------------------------------------------
    C-A-6          $1,938,000       059523 BK 5
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 4                                            Combination 4
--------------------------------------------------------------------------------------------------------
    C-A-3          $6,072,000       059523 BG 4            C-A-12           $8,123,000      059523 BR 0
--------------------------------------------------------------------------------------------------------
    C-A-6          $1,938,000       059523 BK 5
--------------------------------------------------------------------------------------------------------
    C-A-7          $113,000         059523 BL 3
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 5                                            Combination 5
--------------------------------------------------------------------------------------------------------
    C-A-2          $1,496,000       059523 BF 6            C-A-14           $9,619,000      059523 BT 6
--------------------------------------------------------------------------------------------------------
    C-A-3          $6,072,000       059523 BG 4
--------------------------------------------------------------------------------------------------------
    C-A-6          $1,938,000       059523 BK 5
--------------------------------------------------------------------------------------------------------
    C-A-7          $113,000         059523 BL 3
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 6                                            Combination 6
--------------------------------------------------------------------------------------------------------
    2-A-2          $4,055,000       059523 AF 7            C-A-15           $13,674,000     059523 BU 3
--------------------------------------------------------------------------------------------------------
    C-A-2          $1,496,000       059523 BF 6
--------------------------------------------------------------------------------------------------------
    C-A-3          $6,072,000       059523 BG 4
--------------------------------------------------------------------------------------------------------
    C-A-6          $1,938,000       059523 BK 5
--------------------------------------------------------------------------------------------------------
    C-A-7          $113,000         059523 BL 3
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 7                                            Combination 7
--------------------------------------------------------------------------------------------------------
    4-A-1          $200,157,000     059523 AL 4            4-A-5            $200,157,000    059523 AQ 3
--------------------------------------------------------------------------------------------------------
    4-A-2          $200,157,000     059523 AM 2
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 8                                            Combination 8
--------------------------------------------------------------------------------------------------------
    C-A-5          $1,865,000       059523 BJ 8            C-A-11           $23,891,000     059523 BQ 2
--------------------------------------------------------------------------------------------------------
    C-A-4          $22,026,000      059523 BH 2
--------------------------------------------------------------------------------------------------------

    REMIC                                                Exchangeable
Combination 9                                            Combination 9
--------------------------------------------------------------------------------------------------------
    2-A-2          $4,055,000       059523 AF 7            C-A-13           $12,178,000     059523 BS 8
--------------------------------------------------------------------------------------------------------
    C-A-3          $6,072,000       059523 BG 4
--------------------------------------------------------------------------------------------------------
    C-A-6          $1,938,000       059523 BK 5
--------------------------------------------------------------------------------------------------------
    C-A-7          $113,000         059523 BL 3
--------------------------------------------------------------------------------------------------------

                                    EXHIBIT Y

               FORM OF REQUEST FOR EXCHANGE OF EXCHANGEABLE REMIC
                   CERTIFICATES OR EXCHANGEABLE CERTIFICATES

                                                                       ___, 20__


Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2007-5

     Re:  Banc of America Funding Corporation,
          Mortgage Pass-Through Certificates, Series 2007-5
          -------------------------------------------------

Ladies and Gentlemen:

     Pursuant to the terms of that certain Pooling and Servicing Agreement, dated June 29, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation, as the depositor (the "Depositor"), Bank of America, National Association, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee"), and U.S. Bank National Association, as custodian (the "Custodian"), we hereby present and surrender the [Exchangeable REMIC Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto (the ["Exchangeable REMIC Certificates"] ["Exchangeable Certificates"]) and transfer, assign, set over and otherwise convey to the Trustee, all of our right, title and interest in and to the [Exchangeable REMIC Certificates] [Exchangeable Certificates], including all payments of interest thereon received after [______], 20[__], in exchange for the [Exchangeable Certificates] [Exchangeable REMIC Certificates] specified on Schedule I attached hereto (the ["Exchangeable Certificates"] ["Exchangeable REMIC Certificates"]).

     We agree that upon such exchange the portions of the [Exchangeable REMIC Certificates] [Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates] [Exchangeable REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $5,000 to the Trustee in connection with such exchange.


                                               Sincerely,



                                               By:  ____________________________
                                                    Name:
                                                    Title:

Acknowledged by:


WELLS FARGO BANK, N.A.,
   as Trustee


By:  ____________________________
Name:
Title:


                                      Y-2